                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                    811-7742

Exact name of registrant as specified in charter:      Voyageur Mutual Funds

Address of principal executive offices:                2005 Market Street
                                                       Philadelphia, PA 19103

Name and address of agent for service:                 David F. Connor, Esq.
                                                       2005 Market Street
                                                       Philadelphia, PA 19103

Registrant's telephone number, including area code:    (800) 523-1918

Date of fiscal year end:                               August 31

Date of reporting period:                              October 31, 2005

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund of the Registrant, information on which is included in the following shareholder reports.

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME


ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE MINNESOTA
              HIGH-YIELD MUNICIPAL BOND FUND






[LOGO] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS


--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARIES

    Delaware Minnesota High-Yield
      Municipal Bond Fund                                    6

--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  8
--------------------------------------------------------------
SECTOR ALLOCATIONS                                           9
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statements of Net Assets                                10

    Statements of Operations                                13

    Statements of Changes in Net Assets                     14

    Financial Highlights                                    15

    Notes to Financial Statements                           18
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   24
--------------------------------------------------------------
OTHER FUND INFORMATION                                      25
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    28
--------------------------------------------------------------








    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  MANAGEMENT REVIEW                                              August 31, 2005


FUND MANAGERS

Joseph R. Baxter, Co-manager
Robert F. Collins, Co-manager
Patrick P. Coyne, Co-manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING
THE FISCAL YEAR.
The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, market participants were convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the last 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates - notably, the fed funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings - a total of eight rate hikes that took the fed funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7% to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percent on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3%. (source:
Municipal Market Data)

These divergent moves between short-term and long-term rates continued to flatten the yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5%, ending the year with a 1.4% differential (Source: Municipal Market Data). Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical - the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

In our opinion, credit has performed very well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause. Revenue recovery has firmly taken hold and is easing the transition to structural budget balance for most states. Driving the revenue gains, total non-farm payrolls increased 1.7% in the 12-months ending August 2005, while the unemployment rate decreased from 5.5% to 5.0%(source: US Department of Labor). As a result, most states are experiencing better-than-budgeted growth to date for fiscal 2005, which is providing additional resources to balance fiscal 2006 and lending support for growing spending demands.

For the first eight months of fiscal 2005, state revenues were up a total of 9.5%, with personal income tax and sales tax increases leading the way. Additional factors contributing to positive revenue trends were conservative budget forecasting, low interest rates and the strong real estate market (source: Municipal Market Data).

Spending pressures still loom, threatening budget stability. The federal government will likely be a source of budget strain in the coming years as it grapples with its own budget deficit. States may also have to deal with traditional budget issues such as social service programs and education funding. The future in most states will depend on economic performance, sustained structural balance, and progress in re-building financial/budget reserves.

Municipal bond issuance remained robust in 2005. As of August 31, 2005, issuance totaled $275.49 billion, a 13.10% increase over the same period last year. Total issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this


                                       1
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pace continues. Drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Year-to-date, refunding activity was up 62.1% from the same period a year ago. At the same time, low rates are attractive for new money sales, which increased 12.8% (source: Municipal Market Data). The healthcare sector has seen significant increase in new-money issuance due to the sector's improved credit conditions and need to invest in facilities. Other sectors that registered significant jumps in issuance included transportation and general purpose bonds.

WHAT WAS THE ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT IN MINNESOTA DURING THE LAST 12 MONTHS?
Minnesota enjoys a deep and diverse economy, supported by several regional economic centers and anchored by the Minneapolis-St. Paul MSA. However, Minnesota's manufacturing concentration and the state's reliance on the income tax revenue generated by those jobs combined to hit the state hard during and after the manufacturing-led 2001 recession. Employment increased 1.5% in the past twelve months through August 2005. The recovery is broad, with gains in services, construction and manufacturing. Minnesota's unemployment rate has also improved to 3.6% as of August 2005 (source: Municipal Market Data).

In fiscal 2004, revenues came in above estimates. The additional revenues were primarily in personal income tax, a sharp departure from the last several years when actual receipts from the personal income tax continually came in below forecast. According to the state, economically sensitive revenues continue to perform close to forecast, with better-than-expected growth in corporate profits offsetting slightly below average growth in more consumer-based revenues such as sales. During the first nine months of fiscal 2005, total revenues grew almost 6% (source: Municipal Market Data).

For the first eight months of 2005, new issuance in Minnesota was up 25.3% over the same period a year ago. As of August 31, 2005, Minnesota issued $4.9 billion of debt compared to $3.9 billion a year ago. One of the larger issuances was from Minneapolis & St. Paul Minnesota Metropolitan Airports (source: The Bond Buyer).

HOW DID DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Minnesota High-Yield Municipal Bond Fund returned 8.40% (Class A shares at net asset value with distributions reinvested) and 3.54% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper Minnesota Municipal Debt Funds Average, which returned 4.33%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

*For complete annualized performance see tables on pages six, eight, 10, and 12.
 A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

                                       2
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FOR EACH FUND, WHAT STRATEGIES CONTRIBUTED TO FUND PERFORMANCE?
The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate asset forth in its prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our returns.

While the Federal Reserve raised short-term rates, long-term bond yields declined as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds and shorter duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" portfolio structure, and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield it causes the credit curve to tighten and results in good performance for those securities. Securities rated A, BBB and non-investment grade have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from a meaningful allotment to these credits.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare. The demographics provided by the baby boom generation have provided favorable enrollment trends at colleges and universities, while recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico also performed well during the period.

The Delaware Tax-Free Minnesota Fund has the broadest mandate of the four Minnesota funds and has therefore been able to participate in all four sources of return. The Fund's portfolio is structured as a "barbell"; it has a meaningful allotment in mid-to-lower investment grade credits and therefore participated in some of the better performing sectors, but it also received a significant contribution from the high-quality, pre-refunded sector. That contribution came primarily from the refinancing (pre-refunding) of a large position of Fairview Hospital in Minneapolis and provided an above market price appreciation on that bond. This leaves the Fund with a security escrowed in U.S. government securities and an above market coupon that we will collect for years to come.

Delaware Tax-Free Minnesota Insured Fund was well positioned for a flattening of the yield curve with a significant allocation of bonds having maturities 15 years and longer. Legacy bonds that have short due dates or short calls complete the barbell. The Fund's insured mandate limits it from participating fully in the credit spread tightening of lower rated bonds and the associated sectors of the market. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period to gain excess returns.

Delaware Tax-Free Minnesota Intermediate Fund was also well positioned to benefit from a flatter yield curve, but due to its intermediate mandate, the long end of the barbell is structured in the 10- to 20-year part of the curve. The Fund has also benefited from an allocation to Single A and Triple BBB rated securities and some of their associated sectors. Excess returns were found in the Healthcare sector in Park Nicollet and Allina Health Systems.

While Delaware Minnesota High-Yield Municipal Bond Fund's structure is that of a barbell, the securities in it are less sensitive to interest rate movements and more dependent on credit quality. This fund not only has a healthy allotment in A and BBB bonds, but also in non-investment grade securities. It owns both BB-rated bonds and comparable quality non-rated securities. These rating classes and their corresponding sectors have generally led the way in the municipal market over the last year.

CAN YOU NAME SOME KEY HOLDINGS IN THE FUNDS?
In the Delaware Tax-Free Minnesota Fund, other hospital positions that have performed well in terms of total return are Benedictine Health Systems in Duluth, Park Nicollet Health Systems in St. Louis Park and St. Francis Regional Medical Center in Shakopee. Also aiding in performance were multifamily housing projects in Minneapolis, St. Cloud, Stillwater, and Hutchinson.

In the Delaware Tax-Free Minnesota Insured Fund, securities in this category were some of the same healthcare systems previously mentioned such as Benedictine and Park Nicollet, but Allina Health System in Minneapolis also joined them. Also in the Fund were bonds for an International Paper plant located in Sartell. There were plenty of AAA securities including the insured Minneapolis Airport bonds, insured Southern Minnesota Municipal Power Agency bonds, and the escrowed Dakota & Washington Counties single family housing bonds. The Fund also owned large positions in Fairview Hospital that were pre-refunded during the period and appreciated in price.

In the Delaware Tax-Free Minnesota Intermediate Fund, securities for the Healtheast Hospital Project in St. Paul also provided additional return when Moody's upgraded the bonds to investment grade. Other significant contributors to performance in this fund were various higher education bonds such as the Walker Art Center in Minneapolis and the Minnesota College of Art & Design, along with securities for the State University Foundation Project in St. Cloud. The top two performers were a multifamily housing project in Minneapolis for the Trinity Apartments and the aforementioned Fairview Hospital bonds that were refinanced.

In the Delaware Tax-Free Minnesota High-Yield Municipal Bond Fund, excess returns have come from a variety of securities for hospitals, multifamily housing projects, corporate backed debt, higher education institutions and senior living facilities. The senior living bonds can be for either one or some combination of independent living, assisted living and skilled nursing facilities. Holdings included, a nursing home known as the Forest Health Services Project, the Jones-Harrison Residence in Minneapolis and in Twin Valley, the Living Options community. Other individual securities included the previously mentioned hospitals or health systems such as Benedictine, Allina, Park Nicollet, St. Francis Medical Center and the pre-refunded Fairview Hospital bonds. We also held bonds financing various multifamily housing projects such as Trinity Apartments and Grant Street Apartments in Minneapolis, along with the Evergreen Apartments in Hutchinson. Corporate backed debt has contributed through securities such as industrial development bonds for International Paper and special facility bonds for Northwest Airlines.

WHAT DETRACTED FROM FUND PERFORMANCE?
Detracting from our Funds' performance relative to the benchmark index was the decision to avoid the unenhanced tobacco sector. This sector, which we did not participate in, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures unenhanced tobacco bonds. The sector is subject to litigation risk, and thus may add volatility. We are comfortable foregoing a potential source of volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarter, which is a traditional busy season. Although the Funds held several airport revenue bonds, we have been under weight in this sector and we have generally avoided securities backed by airport corporation revenues. We are concerned about the long-term fundamentals of the industry.

The decision to hold high coupon, short-call bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. The decision to hold these underperfoming bonds resulted in weakened performance, relative to the benchmark and our peers.

GLOSSARY
AVERAGE MATURITY: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

BASIS POINT: One one-hundredth of one percentage point, or 0.01%.

DURATION: A measure of a bond or bond fund's sensitivity to changes in interest rates. All else being equal, a fund with a duration of four years would fall about 4% in response to a one-percentage-point rise in rates, and vice versa.

SPREAD: the difference between any two prices or yields.

YIELD CURVE: A curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.

                                       4
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                                       5

PERFORMANCE SUMMARY
  DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005                        Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
Excluding Sales Charge                          +6.45%       +7.58%     +8.40%
Including Sales Charge                          +5.92%       +6.61%     +3.54%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
Excluding Sales Charge                          +6.02%       +6.80%     +7.68%
Including Sales Charge                          +6.02%       +6.57%     +3.68%
--------------------------------------------------------------------------------
Class C (Est. 6/7/96)
Excluding Sales Charge                          +5.67%       +6.80%     +7.68%
Including Sales Charge                          +5.67%       +6.80%     +6.68%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium-and lower-grade municipal obligations.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$90 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
82
--------------------------------------------------------------------------------
FUND START DATE:
June 4, 1996
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter
Robert Collins
Patrick P. Coyne
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DVMHX
Class B  DVMYX
Class C  DVMMX

--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT June 4, 1996 (Fund's inception) through August 31, 2005

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND GROWTH OF $10,000 INVESTMENT CHART

                DELAWARE MINNESOTA
               HIGH-YIELD MUNICIPAL                                      LEHMAN BROTHERS MUNICIPAL
                     BOND FUND                                                    BOND INDEX
JUN-96                 $9,641                                                       $10,000
AUG-96                $ 9,656                        0.16%                          $10,088                  0.88%
AUG-97                $10,672                       10.52%                          $11,021                  9.25%
AUG-98                $11,786                       10.44%                          $11,974                  8.65%
AUG-99                $11,754                       -0.27%                          $12,039                  0.54%
AUG-00                $11,791                        0.31%                          $12,849                  6.73%
AUG-01                $12,834                        8.85%                          $14,161                 10.21%
AUG-02                $13,698                        6.73%                          $15,045                  6.24%
AUG-03                $14,431                        5.35%                          $15,517                  3.14%
AUG-04                $15,679                        8.65%                          $16,620.31               7.11%
AUG-05                $16,999.48                     8.42%                          $17,502.85               5.31%

Chart assumes $10,000 invested on June 4, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                       For the Period March 1, 2005 to August 31, 2005
  OF FUND EXPENSES

As a shareholder of a Fund, you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in each table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                   Expenses
                          Beginning       Ending                  Paid During
                           Account       Account     Annualized      Period
                            Value         Value       Expense       3/1/05 to
                            3/1/05       8/31/05       Ratio         8/31/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                   $1,000.00    $1,044.90       0.89%         $4.59
Class B                    1,000.00     1,040.90       1.64%          8.44
Class C                    1,000.00     1,040.90       1.64%          8.44
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                   $1,000.00    $1,020.72       0.89%         $4.53
Class B                    1,000.00     1,016.94       1.64%          8.34
Class C                    1,000.00     1,016.94       1.64%          8.34
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
  DELAWARE TAX-FREE MINNESOTA FUNDS

Sector designations may be different than the sector designations presented in other Fund materials.


DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND

                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
MUNICIPAL BONDS                                     93.38%
--------------------------------------------------------------
Airline Revenue Bonds                                1.01%

Airport Revenue Bonds                                2.35%

City General Obligation Bonds                        0.89%

Continuing Care/Retirement Revenue Bonds            15.90%

Corporate-Backed Revenue Bonds                       4.49%

Higher Education Revenue Bonds                       3.78%

Hospital Revenue Bonds                              19.27%

Miscellaneous Revenue Bonds                          1.18%

Multifamily Housing Revenue Bonds                   15.35%

Municipal Lease Revenue Bonds                        2.94%

Political Subdivision General Obligation Bonds       3.92%

Power Authority Revenue Bonds                        5.67%

Pre-Refunded Bonds                                   5.28%

School District General Obligation Bonds             3.27%

Single Family Housing Revenue Bonds                  0.97%

State General Obligation Bonds                       1.24%

Tax Increment/Special Assessment Bonds               1.13%

Territorial General Obligation Bonds                 0.58%

Territorial Revenue Bonds                            4.16%
--------------------------------------------------------------
SHORT-TERM INVESTMENTS                               4.35%
--------------------------------------------------------------
Money Market Instrument                              1.80%

Variable Rate Demand Notes                           2.55%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    97.73%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES      2.27%
--------------------------------------------------------------
TOTAL NET ASSETS                                   100.00%
--------------------------------------------------------------

STATEMENTS                     DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS                August 31, 2005

                                                       Principal       Market
                                                         Amount        Value
MUNICIPAL BONDS - 93.38%
Airline Revenue Bonds - 1.01%
  Minneapolis/St. Paul Metropolitan Airports
    Commission Special Facilities Revenue
    (Northwest Airlines, Inc. Project)
    Series A 7.00% 4/1/25 (AMT)                        $ 1,000,000   $   913,740
                                                                     -----------
                                                                         913,740
                                                                     -----------
Airport Revenue Bonds - 2.35%
  Minneapolis/St. Paul Metropolitan Airports
    Commission Revenue Series A
    5.00% 1/1/28 (MBIA)                                  2,000,000     2,116,140
                                                                     -----------
                                                                       2,116,140
                                                                     -----------
City General Obligation Bonds - 0.89%
  Moorhead Series B 5.00% 2/1/33 (MBIA) 750,000            797,888
                                                                     -----------
                                                                         797,888
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 15.90%
  Apple Valley Economic Development
    Authority Health Care Revenue
    (Evercare Senior Living Projects)
    Series A 6.125% 6/1/35                               1,000,000     1,000,500
  Buhl Nursing Home Revenue
    (Forest Health Services Project)
    Series A 6.75% 8/1/33                                1,000,000     1,048,790
  Detroit Lakes Housing & Health Facilities
    Revenue Refunding
    (Mankato Lutheran Homes) Series D
    5.50% 8/1/21                                           500,000       507,490
  Mahtomedi Senior Housing Revenue
    (St. Andrews Village Project)
    5.75% 12/1/40                                        1,000,000     1,008,300
  Minneapolis Health Care
    Facilities Revenue
    (Augustana Chapel View Homes)
    Series D 5.75% 6/1/29                                1,000,000     1,031,980
    (Jones-Harrison Residence Project)
    6.00% 10/1/27                                        1,000,000       999,910
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                         1,000,000     1,019,250
  Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home Project)
    Series B 6.00% 6/1/18                                  870,000       870,661
  Northfield Health Care Facilities Revenue
    (Northfield Retirement Center Project)
    Series A 6.00% 5/1/28                                1,000,000     1,000,330
  Oakdale Elderly Housing Revenue
    (PHM/Oakdale, Inc. Project)
    6.00% 3/1/28                                         1,800,000     1,819,529
  Rochester Multifamily Revenue
    (Wedum Shorewood Campus Project)
    6.60% 6/1/36                                           990,000     1,036,154
  Shoreview Elderly Housing Revenue
    (PHM/Shoreview Inc. Project)
    6.15% 12/1/33                                        1,250,000     1,295,113
  Twin Valley Congregate Housing Revenue
    (Living Options, Inc. Project)
    5.95% 11/1/28                                        1,825,000     1,691,100
                                                                     -----------
                                                                      14,329,107
                                                                     -----------
                                                       Principal       Market
                                                         Amount        Value
MUNICIPAL BONDS (continued)
Corporate-Backed Revenue Bonds - 4.49%
  Cloquet Pollution Control Revenue
    (Potlatch Corp. Project) 5.90% 10/1/26             $ 1,700,000   $ 1,726,163
  International Falls Solid Waste
    Disposal Revenue
    (Boise Cascade Corp. Project)
    6.85% 12/1/29 (AMT)                                    500,000       532,215
  Sartell Environmental Improvement Revenue
    (International Paper) Series A
    5.20% 6/1/27                                         1,750,000     1,786,208
                                                                     -----------
                                                                       4,044,586
                                                                     -----------
Higher Education Revenue Bonds - 3.78%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (Augsburg College) Series 6-C
    5.00% 5/1/23                                           700,000       736,911
    (College of Art & Design) Series 5-D
    6.75% 5/1/26                                           500,000       547,610
    (St. Catherine College) Series 5-N1
    5.375% 10/1/32                                       2,000,000     2,123,120
                                                                     -----------
                                                                       3,407,641
                                                                     -----------
Hospital Revenue Bonds - 19.27%
  Bermidji Health Care Facilities
    First Meeting Revenue
    (North Country Health Services)
    5.00% 9/1/31 (RADIAN)                                2,500,000     2,617,124
  Duluth Economic Development
    Authority Health Care Facilities
    Revenue Benedictine Health System
    (St. Mary's Hospital) 5.25% 2/15/33                  2,250,000     2,365,109
  Glencoe Health Care
  Facilities Revenue
    (Glencoe Regional Health Services Project)
    5.00% 4/1/31                                         1,100,000     1,112,903
  Minneapolis Health Care System Revenue
    (Allina Health Systems) Series A
    5.75% 11/15/32                                       2,000,000     2,156,720
    (Fairview Health Services)
    5.00% 11/15/34 (AMBAC)                               1,000,000     1,065,870
  Minneapolis/St. Paul Housing &
    Redevelopment Authority
    Health Care System
    (Health Partners Obligation Group Project)
    6.00% 12/1/17                                        1,125,000     1,267,808
  Shakopee Health Care Facilities Revenue
    (St. Francis Regional Medical Center)
    5.25% 9/1/34                                         1,000,000     1,045,360
  St. Louis Park Health Care Facilities Revenue
    (Park Nicollet Health Services)
    Series B 5.25% 7/1/30                                1,000,000     1,053,730
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project)
    6.00% 11/15/25                                       1,000,000     1,104,770
    Series A 5.70% 11/1/15                                 800,000       832,024
    Series B 5.85% 11/1/17                                 250,000       260,198
    Series B 6.625% 11/1/17                                385,000       387,352
  Stillwater Health Care Revenue
    5.00% 6/1/25                                         1,000,000     1,055,610
    5.00% 6/1/35                                         1,000,000     1,038,560
                                                                     -----------
                                                                      17,363,138
                                                                     -----------

STATEMENTS                     DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                         Amount        Value
MUNICIPAL BONDS (continued)
Miscellaneous Revenue Bonds - 1.18%
  Minneapolis Community Development
    Agency Supported Development
    Revenue Series G-3 5.45% 12/1/31                  $ 1,000,000    $ 1,065,760
                                                                     -----------
                                                                       1,065,760
                                                                     -----------
Multifamily Housing Revenue Bonds - 15.35%
  Chanhassen Multifamily Housing Revenue
    (Heritage Park Apartments
    Project-Section 8)
    6.20% 7/1/30 (FHA) (AMT)                              300,000        310,863
  Chaska Multifamily Housing Revenue
    (West Suburban Housing Partners Project)
    5.875% 3/1/31 (AMT)                                 1,000,000        872,950
  Hutchinson Multifamily Housing Revenue
    (Evergreen Apartments Project-Section 8)
    5.75% 11/1/28                                       2,040,000      1,914,642
  Minneapolis Multifamily Housing Revenue
    (Grant Street Apartments Project)
    Series A 7.25% 11/1/29                              2,085,000      2,143,462
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT)                                 1,615,000      1,616,357
    (Trinity Apartments-Section 8)
    Series A 6.75% 5/1/21                                 705,000        731,289
  Minnesota State Housing Finance
    Agency Rental Housing Series A
    4.875% 8/1/24 (AMT)                                   585,000        598,865
  St. Anthony Multifamily Housing Revenue
    (Chandler Place Project) Series A
    6.05% 11/20/16 (GNMA)                                 135,000        140,391
  St. Cloud Housing & Redevelopment
    Authority Revenue
    (Sterling Heights Apartments Project)
    7.55% 4/1/39 (AMT)                                    530,000        557,417
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing Revenue
    (Selby Grotto Housing Project)
    5.50% 9/20/44 (GNMA) (FHA) (AMT)                      750,000        775,493
  Stillwater Multifamily Revenue
    (Stillwater Cottages Project) Series A
    6.75% 11/1/11                                         205,000        211,224
    7.00% 11/1/16 (AMT)                                   680,000        695,837
    7.00% 11/1/27                                         340,000        345,093
  Washington County Housing &
    Redevelopment Authority Governmental
    Revenue (Briar Pond Project) Series B
    7.125% 8/20/34                                        850,000        798,261
    (Woodland Park Apartments Project)
    4.70% 10/1/32                                       2,075,000      2,120,442
                                                                     -----------
                                                                      13,832,586
                                                                     -----------
Municipal Lease Revenue Bonds - 2.94%
  Andover Economic Development Authority
    Public Facilities Lease Revenue
    (Andover Community Center)
    5.20% 2/1/34                                        1,000,000      1,047,630
  Hibbing Economic Development
    Authority Revenue
    (Hibbing Lease Obligation Project)
    6.40% 2/1/12                                          530,000        531,579

                                                         Principal      Market
                                                           Amount       Value
 MUNICIPAL BONDS (continued)
 Municipal Lease Revenue Bonds (continued)
   St. Paul Port Authority Lease Revenue
     (Robnert Street Office Building Project)
     5.00% 12/1/27                                       $1,000,000   $1,066,360
                                                                      ----------
                                                                       2,645,569
                                                                      ----------
 Political Subdivision General Obligation Bonds - 3.92%
   Metropolitan Council Area Waste Water
     Treatment Series B 5.00% 12/1/21                       500,000      545,380
   Perham Disposal System
     6.00% 5/1/22 (AMT)                                   1,500,000    1,612,500
   Todd Morrison Cass & Wadena Counties
     United Hospital District
     (Health Care Facilities-Lakewood)
     5.00% 12/1/21                                          610,000      642,025
     5.125% 12/1/24                                         205,000      215,783
     5.25% 12/1/26                                          490,000      518,474
                                                                      ----------
                                                                       3,534,162
                                                                      ----------
 Power Authority Revenue Bonds - 5.67%
   Chaska Electric Revenue
     (Generating Facilities) Series A
     5.25% 10/1/25                                        1,000,000    1,085,550
   Minnesota State Municipal Power
     Agency Electric Revenue Series A
     5.00% 10/1/34                                        2,750,000    2,887,693
   Southern Minnesota Municipal Power
     Agency Supply System Revenue Series A
     5.25% 1/1/16 (AMBAC)                                 1,000,000    1,138,040
                                                                      ----------
                                                                       5,111,283
                                                                      ----------
*Pre-Refunded Bonds - 5.28%
   Little Canada Multifamily Housing Revenue
     Alternative Development
     (Montreal Courts Apartments Project)
     Series A 6.25% 12/1/27-07                            1,250,000    1,331,163
   Minneapolis Health Care System Revenue
     (Fairview Health Services) Series A
     5.625% 5/15/32-12                                    2,000,000    2,271,640
   Perham Hospital District Senior Congregate
     Housing Facilities Revenue
     (Briarwood Project) 6.25% 11/01/22-07                  620,000      657,535
   Rice County Certificates of Participation
     Series A 6.00% 12/1/21-06                              125,000      129,740
   Woodbury Gross Revenue
     (Golf Course Bonds) 6.75% 2/1/22-06                    365,000      370,431
                                                                      ----------
                                                                       4,760,509
                                                                      ----------
 School District General Obligation Bonds - 3.27%
   Farmington Independent School
     District #192 Series B
     5.00% 2/1/27 (FSA)                                   1,000,000    1,074,950
   Lakeville Independent School
     District #194 Series A
     4.75% 2/1/22 (FSA)                                   1,000,000    1,048,020
   St. Paul Independent School
     District #625 Series B
     5.00% 2/1/20 (FSA)                                     750,000      821,595
                                                                      ----------
                                                                       2,944,565
                                                                      ----------

STATEMENTS                     DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                         Amount        Value
 MUNICIPAL BONDS (continued)
 Single Family Housing Revenue Bonds - 0.97%
   Minnesota State Housing Finance
    Agency Single Family Mortgage
    Series E 6.25% 1/1/23 (AMT)                       $    20,000    $    20,490
    Series J 5.90% 7/1/28 (AMT)                           785,000        818,771
    Series M 5.875% 1/1/17                                 30,000         30,542
                                                                     -----------
                                                                         869,803
                                                                     -----------
State General Obligation Bonds - 1.24%
 &Minnesota State Inverse Floater ROLs
  7.59% 11/1/17                                         1,000,000      1,117,500
                                                                     -----------
                                                                       1,117,500
                                                                     -----------
Tax Increment/Special Assessment Bonds - 1.13%
  St. Paul Housing & Redevelopment
    Authority Tax Increment
    (Upper Landing Project)
    Series A 6.80% 3/1/29                               1,000,000      1,016,940
                                                                     -----------
                                                                       1,016,940
                                                                     -----------
Territorial General Obligation Bonds - 0.58%
  Puerto Rico Commonwealth Public
    Improvement Series A 5.00% 7/1/34                     500,000        525,655
                                                                     -----------
                                                                         525,655
                                                                     -----------
Territorial Revenue Bonds - 4.16%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Transportation
    Revenue Series D 5.25% 7/1/38                       1,500,000      1,596,300
  Puerto Rico Electric Power Authority
    Power Revenue Series II 5.25% 7/1/3                11,000,000      1,074,830
  Virgin Islands Public Finance Authority
    (Matching Fund Loan) Series A
    5.25% 10/1/24                                       1,000,000      1,076,620
                                                                     -----------
                                                                       3,747,750
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $80,984,796)                              84,144,322
                                                                     -----------

                                                   Number of/Principal
                                                      Shares/Amount
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 4.35%
 Money Market Instrument - 1.80%
   Federated Minnesota Municipal Cash Trust              1,624,197     1,624,197
                                                                     -----------
                                                                       1,624,197
                                                                     -----------
oVariable Rate Demand Notes - 2.55%
   Eagan Revenue Anticipation Notes
     2.54% 5/30/12                                     $   800,000       800,000
   Minneapolis Guthrie Parking Ramp (SPA)
     2.36% 12/1/33                                       1,500,000     1,500,000
                                                                     -----------
                                                                       2,300,000
                                                                     -----------
 TOTAL SHORT-TERM INVESTMENTS (cost $3,924,197)                        3,924,197
                                                                     -----------

 TOTAL MARKET VALUE OF SECURITIES - 97.73%
   (cost $84,908,993)                                                 88,068,519
 RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 2.27%                                              2,047,931
                                                                     -----------
 NET ASSETS APPLICABLE TO 8,490,474 SHARES
   OUTSTANDING - 100.00%                                             $90,116,450
                                                                     ===========

 Net Asset Value -- Delaware Minnesota High-Yield
   Municipal Bond Fund Class A
   ($63,802,345 / 6,014,195 Shares)                                      $10.61
                                                                         ------
 Net Asset Value -- Delaware Minnesota High-Yield
   Municipal Bond Fund Class B
   ($10,504,676 / 988,581 Shares)                                        $10.63
                                                                         ------
 Net Asset Value -- Delaware Minnesota High-Yield
   Municipal Bond Fund Class C
   ($15,809,429 / 1,487,698 Shares)                                      $10.63
                                                                         ------

 COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)                              $89,339,521
 Accumulated net realized loss on investments                        (2,382,596)
 Net unrealized appreciation of investments                           3,159,525
                                                                    -----------
 Total net assets                                                   $90,116,450
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."

&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2005. See Note 7 in "Notes to Financial Statements."

oVariable rate securities. The interest rate shown is the rate as of August 31, 2005.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
SPA - Stand-by Purchase Agreement

NET ASSET VALUE AND OFFERING PRICE PER SHARE
  DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
Net asset value Class A (A)                                              $10.61
Sales charge (4.50% of offering price) (B)                                 0.50
                                                                         ------
Offering price                                                           $11.11
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                               DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  OF OPERATIONS                          Year Ended August 31, 2005

                                                                   Delaware
                                                            Minnesota High-Yield
                                                             Municipal Bond Fund
INVESTMENT INCOME:
 Interest                                                         $4,039,518
                                                                  ----------

EXPENSES:
 Management fees                                                     411,908
 Dividend disbursing and transfer agent fees and expenses             47,851
 Distribution expenses -- Class A                                    126,963
 Distribution expenses -- Class B                                    110,999
 Distribution expenses -- Class C                                    128,132
 Accounting and administration expenses                               26,085
 Registration fees                                                    13,002
 Reports and statements to shareholders                               11,189
 Legal and professional fees                                          20,829
 Custodian fees                                                        3,067
 Trustees' fees                                                        2,682
 Insurance fees                                                        5,413
 Taxes (other than taxes on income)                                       --
 Pricing fees                                                          4,210
 Other                                                                 2,401
                                                                  ----------
                                                                     914,731
 Less expenses absorbed or waived                                    (71,370)
 Less waived distribution expenses -- Class A                             --
 Less expense paid indirectly                                           (485)
                                                                  ----------
 Total expenses                                                      842,876
                                                                  ----------
NET INVESTMENT INCOME                                              3,196,642
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                     26,471
 Net change in unrealized appreciation/depreciation
   of investments                                                  2,717,449
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    2,743,920
                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $5,940,562
                                                                  ==========

See accompanying notes

STATEMENTS                               DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  OF CHANGES IN NET ASSETS

                                                                                            Delaware Minnesota High-Yield
                                                                                                Municipal Bond Fund

                                                                                                      Year Ended
                                                                                               8/31/05          8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                                                       $ 3,196,642      $ 3,010,554
 Net realized gain (loss) on investments                                                          26,471         (266,762)
 Net change in unrealized appreciation/depreciation of investments                             2,717,449        2,240,817
                                                                                             -----------      -----------
 Net increase in net assets resulting from operations                                          5,940,562        4,984,609
                                                                                             -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income:
   Class A                                                                                    (2,292,733)      (1,977,528)
   Class B                                                                                      (419,856)        (533,890)
   Class C                                                                                      (482,033)        (483,072)
                                                                                             -----------      -----------
                                                                                              (3,194,622)      (2,994,490)
                                                                                             -----------      -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                                                                    22,657,439       11,487,406
   Class B                                                                                     1,226,522        1,138,130
   Class C                                                                                     5,727,603        1,884,856

 Net asset value of shares issued upon reinvestment of dividends and distributions
   Class A                                                                                     1,387,489        1,182,856
   Class B                                                                                       256,713          317,682
   Class C                                                                                       291,405          264,891
                                                                                             -----------      -----------
                                                                                              31,547,171       16,275,821
                                                                                             -----------      -----------
 Cost of shares repurchased:
   Class A                                                                                    (4,758,836)      (7,925,517)
   Class B                                                                                    (3,831,970)      (1,900,831)
   Class C                                                                                    (2,120,433)      (1,816,386)
                                                                                             -----------      -----------
                                                                                             (10,711,239)     (11,642,734)
                                                                                             -----------      -----------
Increase (decrease) in net assets derived from capital share transactions                     20,835,932        4,633,087
                                                                                             -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS                                                         23,581,872        6,623,206

NET ASSETS:
 Beginning of year                                                                            66,534,578       59,911,372
                                                                                             -----------      -----------
 End of year                                                                                 $90,116,450      $66,534,578
                                                                                             ===========      ===========
 Undistributed net investment income                                                                  --              $95

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             DELAWARE MINNESOTA HIGH-YIELD BOND FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                             8/31/05    8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.240    $ 9.910      $9.950      $9.900      $9.650

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.469      0.512       0.550       0.586       0.581
Net realized and unrealized gain (loss) on investments                         0.372      0.328      (0.030)      0.056       0.243
                                                                             -------    -------      ------      ------      ------
Total from investment operations                                               0.841      0.840       0.520       0.642       0.824
                                                                             -------    -------      ------      ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.471)    (0.510)     (0.560)     (0.592)     (0.574)
                                                                             -------    -------      ------      ------      ------
Total dividends and distributions                                             (0.471)    (0.510)     (0.560)     (0.592)     (0.574)
                                                                             -------    -------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                               $10.610    $10.240      $9.910      $9.950      $9.900
                                                                             =======    =======      ======      ======      ======

TOTAL RETURN(2)                                                                8.40%      8.65%       5.33%       6.74%       8.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $63,802    $42,636     $36,644     $34,867     $34,615
Ratio of expenses to average net assets                                        0.89%      0.75%       0.75%       0.75%       0.75%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  0.98%      1.00%       1.04%       1.01%       0.94%
Ratio of net investment income to average net assets                           4.50%      5.03%       5.48%       5.98%       6.01%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       4.41%      4.78%       5.19%       5.72%       5.82%
Portfolio turnover                                                                3%        24%         32%         33%         13%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflected these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               DELAWARE MINNESOTA HIGH-YIELD BOND FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                             8/31/05    8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.250    $ 9.930      $9.970      $9.910      $9.650

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.391      0.435       0.475       0.513       0.509
Net realized and unrealized gain (loss) on investments                         0.381      0.318      (0.030)      0.063       0.248
                                                                             -------    -------      ------      ------      ------
Total from investment operations                                               0.772      0.753       0.445       0.576       0.757
                                                                             -------    -------      ------      ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.392)    (0.433)     (0.485)     (0.516)     (0.497)
                                                                             -------    -------      ------      ------      ------
Total dividends and distributions                                             (0.392)    (0.433)     (0.485)     (0.516)     (0.497)
                                                                             -------    -------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                               $10.630    $10.250      $9.930      $9.970      $9.910
                                                                             =======    =======      ======      ======      ======

TOTAL RETURN(2)                                                                7.68%      7.71%       4.55%       6.03%       8.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $10,505    $12,463     $12,513     $13,379     $12,932
Ratio of expenses to average net assets                                        1.64%      1.50%       1.50%       1.50%       1.50%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.73%      1.75%       1.79%       1.76%       1.69%
Ratio of net investment income to average net assets                           3.75%      4.28%       4.73%       5.23%       5.26%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.66%      4.03%       4.44%       4.97%       5.07%
Portfolio turnover                                                                3%        24%         32%         33%         13%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflected these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               DELAWARE MINNESOTA HIGH-YIELD BOND FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                             8/31/05    8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.250    $ 9.930      $9.970      $9.910      $9.650

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.391      0.435       0.475       0.513       0.509
Net realized and unrealized gain (loss) on investments                         0.381      0.318      (0.030)      0.063       0.248
                                                                             -------    -------      ------      ------      ------
Total from investment operations                                               0.772      0.753       0.445       0.576       0.757
                                                                             -------    -------      ------      ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.392)    (0.433)     (0.485)     (0.516)     (0.497)
                                                                             -------    -------      ------      ------      ------
Total dividends and distributions                                             (0.392)    (0.433)     (0.485)     (0.516)     (0.497)
                                                                             -------    -------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                               $10.630    $10.250      $9.930      $9.970      $9.910
                                                                             =======    =======      ======      ======      ======

TOTAL RETURN(2)                                                                7.68%      7.71%       4.54%       6.03%       8.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $15,809    $11,435     $10,754      $7,840      $6,807
Ratio of expenses to average net assets                                        1.64%      1.50%       1.50%       1.50%       1.50%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.73%      1.75%       1.79%       1.76%       1.69%
Ratio of net investment income to average net assets                           3.75%      4.28%       4.73%       5.23%       5.26%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.66%      4.03%       4.44%       4.97%       5.07%
Portfolio turnover                                                                3%        24%         32%         33%         13%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflected these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS                August 31, 2005

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds (the "Trust") is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds (the "Trust") is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net asset of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and each reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R)
Family of Funds are allocated amongst the funds on the basis OF average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expenses offset shown as "expense paid indirectly". The amount of this expense for the year ended August 31, 2005 was as follows:

                                             Delaware Minnesota
                                                High-Yield
                                            Municipal Bond Fund
                                            ----------------------
  Earnings credits                                 $485

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  On the first $500 million                          0.550%
  On the next $500 million                           0.500%
  On the next $1.5 billion                           0.450%
  In excess of $2.5 billion                          0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Operating expense limitation
    as a percentage of average daily
    net assets (per annum)                           0.50%
  Expiration date                                   10/31/04
  Effective November 1, 2004,
    Operating expense limitation
    as a percentage of average daily
    net assets (per annum)                           0.64%
  Expiration date                                   10/31/06

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, each Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive distribution fees through October 31, 2005 in order to prevent distribution fees of Class A from exceeding 0.15% of average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

At August 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Investment management
    fee payable to DMC                             $32,714
  Dividend disbursing,
    transfer agent, accounting
    and administration fees
    and other expenses payable to DSC                8,001
  Other expenses payable to
    DMC and affiliates*                             41,787

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, each Fund was charged for internal legal services provided by DMC as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
                                                    $3,964

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
                                                   $57,908

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Class A                                           $1,738
  Class B                                            9,403
  Class C                                              983

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Purchases                                      $21,153,063
  Sales                                            1,790,900

At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Cost of investments                            $ 84,857,811
                                                 ============
  Aggregate unrealized appreciation              $  3,688,773
  Aggregate unrealized depreciation                  (478,066)
                                                 ------------
  Net unrealized appreciation                    $  3,210,707
                                                 ============

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Year ended 8/31/05
  ------------------
  Tax-exempt income                               $3,194,622
  Long-term capital gain                                  --
                                                  ----------
  Total                                           $3,194,622
                                                  ----------
  Year ended 8/31/04
  ------------------
  Tax-exempt income                               $2,994,490
  Ordinary income                                         --
  Long-term capital gain                                  --
                                                  ----------
  Total                                           $2,994,490
                                                  ==========

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Shares of beneficial interest                  $89,339,521
  Undistributed tax-exempt income                         --
  Undistributed long-term capital gain                    --
  Capital loss carryforwards                      (2,433,778)
  Unrealized appreciation
    of investments                                 3,210,707
                                                 -----------
  Net assets                                     $90,116,450
                                                 ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2005, the Funds recorded the following reclassifications:

                                              Delaware Minnesota
                                                  High-Yield
                                              Municipal Bond Fund
                                              -------------------
  Undistributed net investment
    income (loss)                                  ($2,115)
  Accumulated realized gain (loss)                   2,115

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                          Delaware Minnesota
                                              High-Yield
Year of Expiration                        Municipal Bond Fund
------------------                        -------------------
  2008                                        $  181,123
  2009                                         1,267,552
  2010                                            57,521
  2011                                           243,334
  2012                                           684,248
                                              ----------
  Total                                       $2,433,778
                                              ==========

For the year ended August 31, 2005, the Funds had capital loss carryforwards that were utilized as follows:

  Delaware Minnesota High-Yield Municipal Bond Fund               $ 26,050

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                       Delaware Minnesota High-Yield
                                            Municipal Bond Fund
                                       -----------------------------
                                                Year Ended
                                            8/31/05     8/31/04
  Shares sold:
    Class A                                2,173,370   1,135,220
    Class B                                  117,618     112,103
    Class C                                  547,300     186,090

  Shares issued upon reinvestment
    of dividends and distributions:
    Class A                                  133,229     116,748
    Class B                                   24,644      31,307
    Class C                                   27,930      26,108
                                          ----------  ----------
                                           3,024,091   1,607,576
                                          ----------  ----------
  Shares repurchased:
    Class A                                 (458,057)   (783,364)
    Class B                                 (369,311)   (188,078)
    Class C                                 (202,901)   (179,941)
                                          ----------  ----------
                                          (1,030,269) (1,151,383)
                                          ----------  ----------
  Net increase (decrease)                  1,993,822     456,193
                                          ==========  ==========

For the years ended August 31, 2005 and August 31, 2004, the following shares and values were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets as follows:

                                                           Year Ended                               Year Ended
                                                             8/31/05                                  8/31/04
                                                      ------------------------------            ------------------------------
                                                      Class B      Class A                      Class B     Class A
                                                       shares       shares     Value             shares      shares      Value
                                                      -------      -------     -----            -------     -------      -----
 Delaware Minnesota High-Yield Municipal Bond Fund   192,047      192,388  $ 1,991,365           30,786      30,829    $ 313,693

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005 or at any time during the year.

7. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Each Fund may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statement of Net Assets.

The Fund's may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Minnesota Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.
At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                          (A)                (B)
                                                       Long-Term          Ordinary             (C)               (D)
                                                     Capital Gains         Income          Tax Exempt           Total
                                                     Distributions      Distributions     Distributions     Distributions
                                                      (Tax Basis)        (Tax Basis)       (Tax Basis)        (Tax Basis)
                                                     -------------      -------------     -------------     -------------
Delaware Minnesota High-Yield Municipal Bond Fund         --                 --               100%              100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Tax Free Funds - Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds - Delaware Tax-Free Minnesota Insured Fund
Voyageur Intermediate Tax Free Funds - Delaware Tax-Free Minnesota Intermediate
  Fund
Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Voyageur Tax Free Funds (comprised of Delaware Tax-Free Minnesota Fund), Delaware Tax-Free Minnesota Insured Fund (one of the series constituting Voyageur Insured Funds), Voyageur Intermediate Tax Free Funds (comprised of Delaware Tax-Free Minnesota Intermediate Fund) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax Free Funds, the Delaware Tax-Free Minnesota Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           ERNST & YOUNG LLP


Philadelphia, Pennsylvania
October 14, 2005

OTHER                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  FUND INFORMATION

PROXY RESULTS
The shareholders of Voyageur Mutual Funds, Voyageur Insured Funds, Voyageur Tax Free Funds and Voyageur Intermediate Tax Free Funds (each a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trusts.

                                         Voyageur Mutual Funds                              Voyageur Insured Funds
                                         ---------------------                              ----------------------

                                                         Shares Voted                                          Shares Voted
                                Shares Voted For      Withheld Authority         Shares Voted For           Withheld Authority
                                ----------------      ------------------         ----------------           ------------------
Thomas L. Bennett                20,895,278.656           360,093.724             25,076,354.183                602,982.118
Jude T. Driscoll                 20,914,639.656           340,732.724             25,120,168.869                559,167.432
John A. Fry                       20,894,793656           360,578.724             25,085,403.645                593,932.656
Anthony D. Knerr                 20,894,488.656           360,883.724             25,066,460.446                612,875.855
Lucinda S. Landreth              20,879,031.656           376,340.724             25,124,950.648                554,385.653
Ann R. Leven                     20,857,874.656           397,497.724             25,085,383.078                593,953.223
Thomas F. Madison                20,905,985.656           349,386.724             25,067,669.009                611,667.292
Janet L. Yeomans                 20,859,670.656           395,701.724             25,123,301.246                556,035.055
J. Richard Zecher                20,914,639.656           340,732.724             25,055,313.488                624,022.813

                                         Voyageur Tax-Free Funds                           Voyageur Intermediate Funds
                                         -----------------------                           ---------------------------

                                                         Shares Voted                                          Shares Voted
                                Shares Voted For      Withheld Authority         Shares Voted For           Withheld Authority
                                ----------------      ------------------         ----------------           ------------------
Thomas L. Bennett                  18,586,436.738             608,860.670          4,026,206.062                144,905.269
Jude T. Driscoll                   18,587,461.058             607,836.350          4,026,206.062                144,905.269
John A. Fry                        18,585,558.201             609,739.207          4,026,206.062                144,905.269
Anthony D. Knerr                   18,583,231.072             612,066.336          4,023,117.364                147,993.967
Lucinda S. Landreth                18,602,679.414             492,617.994          4,025,699.062                145,412.269
Ann R. Leven                       18,594,412.969             600,884.739          4,025,699.062                145,412.269
Thomas F. Madison                  18,543,027.456             652,269.952          4,023,117.364                147,993.967
Janet L. Yeomans                   18,604,510.673             590,786.735          4,022,610.364                148,500.967
J. Richard Zecher                  18,579,609.373             615,688.035          4,025,699.062                145,412.269

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of each Trust will be able to hire and replace sub advisors without shareholder approval.

                                                                     For                      Against                  Abstain
                                                                    ----                     --------                 --------
Delaware Tax-Free Minnesota High-Yield Municipal Bond Fund     3,676,916.992                163,056.828              92,805.113

BOARD CONSIDERATION OF DELAWARE MINNESOTA MUNICIPAL BOND FUNDS INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Boards of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Tax-Free Minnesota Intermediate Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent

OTHER                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE MINNESOTA MUNICIPAL BOND FUNDS INVESTMENT ADVISORY AGREEMENT (CONTINUED) statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods, as applicable, ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

OTHER                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE MINNESOTA MUNICIPAL BOND FUNDS INVESTMENT ADVISORY AGREEMENT (CONTINUED) COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 Jude T. Driscoll(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
     19103                  Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 Thomas L. Bennett            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
     19103                                                      Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)

------------------------------------------------------------------------------------------------------------------------------------
    John A. Fry               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
     19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)

------------------------------------------------------------------------------------------------------------------------------------
 Anthony D. Knerr             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
     19103                                                        (1990 - Present)

 December 7, 1938

------------------------------------------------------------------------------------------------------------------------------------
Lucinda S. Landreth           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
     19103                                                          (2002 - 2004)

   June 24, 1947

------------------------------------------------------------------------------------------------------------------------------------
   Ann R. Leven               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
     19103                                                                                                      Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 Thomas F. Madison            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
     19103                                                    (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Janet L. Yeomans             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
     19103
                                                                Ms. Yeomans has held
July 31, 1948                                              various management positions
                                                                 at 3M Corporation
                                                                   since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Zecher            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
     19103                                                      (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 Michael P. Bishof            Senior         Chief Financial    Mr. Bishof has served in           92                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005    at different times at
    19103                 Chief Financial                         Delaware Investments.
                              Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro  Executive Vice President,   2 Years      Ms. Maestro has served in            92                 None(3)
2005 Market Street      Chief Legal Officer                 various executive capacities
 Philadelphia, PA          and Secretary                        at different times at
    19103                                                       Delaware Investments.

 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------

 John J. O'Connor      Senior Vice President    Treasurer    Mr. O'Connor has served in            92                 None(3)
2005 Market Street         and Treasurer          since     various executive capacities
 Philadelphia, PA                               February      at different times at
    19103                                       17, 2005      Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                        AFFILIATED OFFICERS                    CONTACT INFORMATION
JUDE T. DRISCOLL                         MICHAEL P. BISHOF                      INVESTMENT MANAGER
Chairman                                 Senior Vice President and              Delaware Management Company,
Delaware Investments Family of Funds     Chief Financial Officer                a Series of Delaware Management Business Trust
Philadelphia, PA                         Delaware Investments Family of Funds   Philadelphia, PA
                                         Philadelphia, PA
THOMAS L. BENNETT                                                               NATIONAL DISTRIBUTOR
Private Investor                         RICHELLE S. MAESTRO                    Delaware Distributors, L.P.
Rosemont, PA                             Executive Vice President,              Philadelphia, PA
                                         Chief Legal Officer and Secretary
JOHN A. FRY                              Delaware Investments Family of Funds   SHAREHOLDER SERVICING, DIVIDEND
President                                Philadelphia, PA                       DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                     Delaware Service Company, Inc.
Lancaster, PA                            JOHN J. O'CONNOR                       2005 Market Street
                                         Senior Vice President and Treasurer    Philadelphia, PA 19103-7094
ANTHONY D. KNERR                         Delaware Investments Family of Funds
Managing Director                        Philadelphia, PA                       FOR SHAREHOLDERS
Anthony Knerr & Associates                                                      800 523-1918
New York, NY
                                                                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                 800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                WEB SITE
                                                                                www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.


--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(9754)                                                        Printed in the USA
AR-MNALL [8/05] IVES 10/05                                 MF-05-09-025  PO10437

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME

ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND










[LOGO] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS


--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARIES

    Delaware National High-Yield
      Municipal Bond Fund                                    6
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  8
--------------------------------------------------------------
SECTOR ALLOCATIONS                                           9
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statements of Net Assets                                10

    Statements of Operations                                14

    Statements of Changes in Net Assets                     15

    Financial Highlights                                    16

    Notes to Financial Statements                           19
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   25
--------------------------------------------------------------
OTHER FUND INFORMATION                                      26
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    29
--------------------------------------------------------------






    Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                       DELAWARE NATIONAL TAX-FREE FUNDS
  MANAGEMENT REVIEW                             August 31, 2005

FUND MANAGERS
Joseph R. Baxter, Co-manager
Robert Collins, Co-manager
Patrick P. Coyne, Co-manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates - notably, the fed funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings - a total of eight rate hikes that took the fed funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7% to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (source:
Municipal Market Data).

These divergent moves between short-term and long-term rates continued to flatten the yield curve. In the Treasury market, the difference between the two- and 30-year yields narrowed from about two and a half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between two- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5%, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical - the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

Credit has performed well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause. Revenue recovery has firmly taken hold and is easing the transition to structural budget balance for most states. Driving the revenue gains, total non-farm payrolls increased 1.7% in the 12-months ending July 2005, while the unemployment rate decreased from 5.5% to 5.0% (source: U.S. Department of Labor). As a result, most states are experiencing better-than-budgeted growth to date for fiscal 2005, which is providing additional resources to balance fiscal 2006 and lending support for growing spending demands.

For the first nine months of fiscal 2005, state revenues were up a total of 9.5%, with personal income tax and sales tax increases leading the way. Additional factors contributing to positive revenue trends were conservative budget forecasting, low interest rates, and the strong real estate market (source: Municipal Market Data).

Spending pressures still loom, threatening budget stability. The federal government will likely be a source of budget strain in the coming years as it grapples with its own budget deficit. States may also have to deal with traditional budget issues such as social service programs and education funding. The future in most states will depend on economic performance, sustained structural balance, and progress in re-building budget reserves.

Municipal bond issuance remained robust in 2005. As of August 31, 2005, issuance totaled $275.49 billion, a 13.10% increase over the same period last year. Total issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace continues. Drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Year-to-date, refunding activity was up 62.1% from the same period a year ago. At the same time, low rates are attractive for new money sales, which increased 12.8% (source: Municipal Market Data). The healthcare sector has seen significant increase in new-money issuance due to the sector's improved credit conditions and need to invest in facilities. Other sectors that registered significant jumps in issuance included transportation and general purpose bonds.

HOW DID THE FUNDS PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Tax-Free USA Fund returned 7.23% (Class A shares at net asset value with distributions reinvested) and 2.41% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper General Municipal Debt Funds Average, which returned 4.73%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware Tax-Free Insured Fund returned 5.73% (Class A shares at net asset value with distributions reinvested) and 1.01% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper Insured Municipal Debt Funds Average, which returned 4.33%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware Tax-Free USA Intermediate Fund returned 5.63% (Class A shares at net asset value with distributions reinvested) and 2.75% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper Intermediate Municipal Debt Funds Average, which returned 3.70%, and the Merrill Lynch 3-7 Year Municipal Bond Index, which returned 2.11% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware National High-Yield Municipal Bond Fund returned 8.93% (Class A shares at net asset value with distributions reinvested) and 4.04% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper High Yield Municipal Debt Funds Average, which returned 8.71%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

FOR EACH FUND, WHAT STRATEGIES CONTRIBUTED TO FUND PERFORMANCE?
The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate by prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns.

While the Federal Reserve raised short-term rates, long-term bond yields declined as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" portfolio structure, and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield it causes the credit curve to tighten and results in good performance for those securities. Securities rated A, BBB, and non-investment grade have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from allotment to these higher risk credits.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment trend at colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico also performed well during the period.

Delaware Tax-Free USA Fund has the broadest mandate of our four national funds and has therefore been able to participate in all four sources of return. The Fund is structured as a "barbell"; it has a meaningful allotment in mid-to-lower investment-grade credits and this allowed it to participate in our preferred sectors.

Delaware Tax-Free Insured Fund was positioned to benefit from the flattening of the yield curve with a significant allocation of bonds having final maturities 20 years or longer. Legacy bonds that have short due dates or short calls offset these positions. The Fund's insured mandate limits it from participating in the credit spread tightening of lower rated bonds and therefore certain sectors. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period in an attempt to gain excess returns.

Delaware Tax-Free USA Intermediate Fund was also positioned to benefit from a flatter yield curve, but due to its intermediate mandate, the long end of the barbell is structured in the 10- to 20-year part of the curve. The Fund also took advantage of credit spread tightening with a meaningful allotment to A-rated and BBB- rated securities, and some of the sectors that issue in those categories. Excess returns were found in the dedicated tax sector with the bonds issued by the state of New Jersey, which are backed by the cigarette sales tax and in the healthcare sector, in names such as Benedictine Hospital in Duluth, Minnesota and Elliot Hospital in New Hampshire. Higher education securities included the Geneva College in Pennsylvania and an Illinois student housing facility in Chicago. The Fund also owns bonds for Nichols College in Massachusetts.

Delaware National High-Yield Municipal Bond Fund's structure is also that of a barbell, the securities in it are less sensitive to interest rate movements and more dependent on credit quality. This Fund not only has a healthy allotment in A and BBB-rated bonds, but also in non-investment grade securities. It owns both BB-rated bonds and comparable quality non-rated securities. These rating classes and their corresponding sectors have generally led the way in the municipal market over the last year. In addition to the above-mentioned healthcare and higher education sectors, the continuing care retirement community (CCRC) and tax increment financing (TIF) sectors have been strong performers. CCRC's are retirement communities, combining on campus independent living, assisted-living and skilled nursing facilities. TIFs are land development deals that can be for residential, industrial or commercial use or a combination thereof.

CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE USA FUND AND DELAWARE NATIONAL HIGH-YIELD FUND?
Some securities that performed well during the fiscal year in Delaware Tax-Free USA Fund include Benedictine Hospital in Duluth Minnesota, Cleveland Clinic in Cuyahoga County Ohio, and Nichols College in Massachusetts. Nichols College was upgraded to investment grade in early 2004 and its market value received the benefit of both the higher rating and the tighter credit spreads. Also in the Fund are the California tobacco bonds that are enhanced by a state appropriation. This is a repeat performer from last year, as the bonds were pre-refunded to their first call date and appreciated significantly in price. We participated in a airline sector performance through industrial development revenue bonds (IDRs) -- tax-exempt securities that are backed by corporate revenues. We held bonds backed by Delta, American, Northwestern, and Continental Airlines, although we currently hold only the American and Northwest bonds.

In the Delaware National High-Yield Municipal Bond Fund, securities held include such hospitals as St. Francis in Shakopee Minnesota, Jordan Hospital in Massachusetts, and Yavapai Regional Medical Center in Arizona. Also contributing were a TIF deal in Midtown Miami, a CCRC in Gainesville Georgia and a multifamily housing project in Rochester Minnesota. Also among the top returning securities were Continental and Northwest Airlines IDRs, but the latter is the only position we currently hold.

WHAT DETRACTED FROM FUND PERFORMANCE?
Detracting from our Funds' performance relative to the benchmark was the decision to avoid the unenhanced tobacco sector. This has been the best performing sector in the municipal bond market over the past year. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk. We are comfortable foregoing this potential source of volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second quarter, which is a traditional busy season. We underperformed when we did participate in this sector, due to an underweight, as we are concerned about the long-term fundamentals of the industry. We did hold the aforementioned positions in several funds, but were underweight versus the benchmark and our peers.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. Our decision to hold underperforming bonds, too, detracted from performance.

GLOSSARY
AVERAGE MATURITY: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

BASIS POINT: One one-hundredth of one percentage point, or 0.01%.

DURATION: A measure of a bond or bond fund's sensitivity to changes in interest rates. All else being equal, a fund with a duration of four years would fall about 4% in response to a one-percentage-point rise in rates, and vice versa.

SPREAD: the difference between any two prices or yields.

YIELD CURVE: A curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.

                      This page intentionally left blank.

PERFORMANCE SUMMARY
  DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005         Lifetime    10 Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
Excluding Sales Charge           +6.95%      +6.08%       +6.28%        +8.93%
Including Sales Charge           +6.69%      +5.60%       +5.30%        +4.04%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
Excluding Sales Charge           +5.98%                   +5.45%        +8.10%
Including Sales Charge           +5.98%                   +5.21%        +4.10%
--------------------------------------------------------------------------------
Class C (Est. 5/26/97)
Excluding Sales Charge           +4.84%                   +5.49%        +8.19%
Including Sales Charge           +4.84%                   +5.49%        +7.19%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflects conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Performance reflects certain expense limitations in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$85 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
83
--------------------------------------------------------------------------------
FUND START DATE:
September 22, 1986
--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Joseph R. Baxter
Patrick P. Coyne
Robert Collins
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  CXHYX
Class B  DVNYX
Class C  DVHCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                  DELAWARE NATIONAL
                 HIGH-YIELD MUNICIPAL           LEHMAN BROTHERS
                        FUND                 MUNICIPAL BOND INDEX

AUG-95                  $9,550                      $10,000
AUG-96                 $10,240                      $10,524
AUG-97                 $11,303                      $11,496
AUG-98                 $12,334                      $12,491
AUG-99                 $12,467                      $12,553
AUG-00                 $12,698                      $13,403
AUG-01                 $13,817                      $14,769
AUG-02                 $14,175                      $15,691
AUG-03                 $14,613                      $16,183
AUG-04                 $15,796                      $17,334
AUG-05                 $17,207                      $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect beginning during the period shown. Performance would have been lower had the expense limit not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the Period March 1, 2005 to August 31, 2005
  OF FUND EXPENSES

As a shareholder of a Fund, you may incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                   Expenses
                          Beginning      Ending                  Paid During
                           Account       Account      Annualized    Period
                            Value         Value         Expense    3/1/05 to
                           3/1/05        8/31/05         Ratio      8/31/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                  $1,000.00      $1,042.70         0.95%       $4.89
Class B                   1,000.00       1,038.60         1.70%        8.74
Class C                   1,000.00       1,038.60         1.70%        8.74

--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                  $1,000.00      $1,020.42         0.95%       $4.84
Class B                   1,000.00       1,016.64         1.70%        8.64
Class C                   1,000.00       1,016.64         1.70%        8.64
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
  DELAWARE NATIONAL TAX-FREE FUNDS

Sector designations may be different than the sector designations presented in other Fund materials.

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

                                                    PERCENTAGE
SECTOR                                             OF NET ASSETS
----------------------------------------------------------------
MUNICIPAL BONDS                                        98.40%
----------------------------------------------------------------
Airline Revenue Bonds                                   0.54%

Airport Revenue Bonds                                   3.08%

Continuing Care/Retirement Revenue Bonds               14.36%

Corporate-Backed Revenue Bonds                          9.25%

Dedicated Tax & Fees Revenue Bonds                      4.20%

Escrowed to Maturity Bonds                              0.48%

Higher Education Revenue Bonds                         15.41%

Hospital Revenue Bonds                                 20.44%

Investor Owned Utilities Revenue Bonds                  8.57%

Miscellaneous Revenue Bonds                             2.26%

Municipal Lease Revenue Bonds                           4.33%

Political Subdivision General Obligation Bonds          0.48%

Pre-Refunded Bonds                                      8.33%

School District General Obligation Bonds                1.23%

Tax Increment/Special Assessment Bonds                  5.44%
----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       98.40%
----------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES         1.60%
----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
----------------------------------------------------------------

STATEMENTS                      DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS                 August 31, 2005

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS - 98.40%
Airline Revenue Bonds - 0.54%
  Minneapolis/St. Paul, Minnesota
    Metropolitan Airports Commission
    Special Facilities Revenue
    (Northwest Airlines, Inc. Project)
    Series A 7.00% 4/1/25 (AMT)                         $  500,000    $  456,870
                                                                      ----------
                                                                         456,870
                                                                      ----------
Airport Revenue Bonds - 3.08%
  New York City, New York Industrial
    Development (JFK Airis Project)
    5.50% 7/1/28 (AMT)                                     905,000       921,489
  Oklahoma City, Oklahoma Industrial &
    Cultural Facilities Subordinated
    (Air Cargo Project) 6.75% 1/1/23 (AMT)               1,160,000     1,168,874
  Onondaga County, New York Industrial
    Development Authority Revenue
    Subordinated (Air Cargo Project)
    7.25% 1/1/32 (AMT)                                     500,000       520,355
                                                                      ----------
                                                                       2,610,718
                                                                      ----------
Continuing Care/Retirement Revenue Bonds - 14.36%
  Apple Valley, Minnesota Ecnonomic
    Development Authority Health
    Care Revenue
    (Evercare Senior Living LLC Projects)
    Series A 6.125% 6/1/35                               1,000,000     1,000,500
  Bexar County, Texas Health Facilities
    Development Corporation
    (Army Retirement Residence Project)
    6.30% 7/1/32                                         1,000,000     1,086,900
  Buhl, Minnesota Nursing Home Revenue
    (Forest Health Services Project)
    Series A 6.75% 8/1/33                                  600,000       629,274
  Colorado Health Facilities Authority Revenue
    (Evangelical Lutheran Project) Series A
    5.25% 6/1/34                                           750,000       787,110
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates Project) Series C
    7.25% 11/15/29                                       1,000,000     1,115,810
  Lebanon County, Pennsylvania Health
    Facilities Authority Center Revenue
    (Pleasant View Retirement) Series A
    5.30% 12/15/26                                       1,000,000     1,018,050
  Marion County, Missouri Nursing
    Home District Revenue 7.00% 8/1/13                   1,050,000     1,050,347
  Montgomery County, Pennsylvania Higher
    Education & Health Authority Revenue
    (Faulkeways at Gwynedd Project)
    6.75% 11/15/30                                       1,000,000     1,067,590
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities
    Authority Revenue
    (The Philadelphia Protestant Home Project)
    Series A 6.50% 7/1/27                                1,100,000     1,114,619
  Rochester, Minnesota Multifamily Revenue
    (Wedum Shorewood Campus Project)
    6.60% 6/1/36                                           985,000     1,030,921

                                                        Principal       Market
                                                          Amount        Value
 MUNICIPAL BONDS (continued)
 Continuing Care/Retirement Revenue Bonds (continued)
   Vermont Education & Health Building
     Financing Agency Revenue
     Health Care Facility
     (Copley Manor Project) 6.50% 4/1/33               $ 1,310,000   $ 1,255,281
   Winchester, Virginia Industrial Development
     Authority Residential Care Facility
     Revenue (Westminster-Canterbury)
     Series A 5.30% 1/1/35                               1,000,000     1,014,710
                                                                     -----------
                                                                      12,171,112
                                                                     -----------
 Corporate-Backed Revenue Bonds - 9.25%
   Alliance, Texas Airport Authority
     Special Facilities Revenue
     (Federal Express Corp. Project)
     6.375% 4/1/21 (AMT)                                 2,000,000     2,079,660
++California Pollution Control Financing
     Authority Pollution Control Revenue
     (Laidlaw Environmental, Inc. Project)
     Series A 6.70% 7/1/07 (AMT)                         1,000,000         2,500
   Cloquet, Minnesota Pollution Control Revenue
     (Potlatch Corp. Project) 5.90% 10/1/26                750,000       761,543
   De Soto Parish, Louisiana Environmental
     Improvement Revenue
     (International Paper Co. Project)
     Series A 6.35% 2/1/25 (AMT)                         1,650,000     1,780,944
   Gulf Coast, Texas Waste Disposal
     Authority Revenue
     (Valero Energy Corp. Project)
     6.65% 4/1/32 (AMT)                                  1,000,000     1,089,660
   Phenix City, Alabama Industrial
     Development Board Environmental
     Improvement Revenue
     (Mead Westvaco Corporation Project)
     Series A 6.35% 5/15/35 (AMT)                          500,000       543,405
   Sugar Creek, Missouri  Industrial
     Development Revenue
     (Lafarge North America Project)
     Series A 5.65% 6/1/37 (AMT)                           500,000       524,025
   Toledo Lucas County, Ohio Port
     Development Revenue Authority
     (Toledo Express Airport Project)
     6.375% 11/15/32 (AMT)                               1,000,000     1,056,890
                                                                     -----------
                                                                       7,838,627
                                                                     -----------
 Dedicated Tax & Fees Revenue Bonds - 4.20%
   Chicago, Illinois Tax Increment Subordinate
     (Central Loop Redevelopment Project)
     Series A 6.50% 12/1/08                              1,000,000     1,082,539
   Las Vegas, Nevada Local Improvement
     Special District #808
     (Summerlin Area Project) 6.75% 6/1/21                 990,000     1,023,799
   New Jersey Economic Development Authority
     (Cigarette Tax) 5.75% 6/15/34                       1,000,000     1,075,930
   Prescott Valley, Arizona Improvement
     District Special Assessment
     7.90% 1/1/12                                          365,000       377,301
                                                                     -----------
                                                                       3,559,569
                                                                     -----------

STATEMENTS                      DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Escrowed to Maturity Bonds - 0.48%
  Illinois State Development Finance Authority
    (Harrisburg Medical Center Project)
    7.00% 3/1/06                                       $   400,000   $   405,624
                                                                     -----------
                                                                         405,624
                                                                     -----------
Higher Education Revenue Bonds - 15.41%
  Berks County, Pennsylvania Municipal
    Authority College (Albright College Project)
    5.375% 10/1/28                                         700,000       728,798
  Chattanooga, Tennessee Health
    Educational & Housing Facilities
    Broad Revenue (CDFI Phase I, LLC Project)
    Subordinate Series B 6.00% 10/1/35                   1,000,000     1,026,410
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement Fund-
    University Center Project) 6.25% 5/1/30              1,500,000     1,626,059
  Maine Finance Authority Education Revenue
    (Waynflete School Project)
    6.40% 8/1/19                                         1,000,000     1,076,820
  Maryland State Economic Development
    Corporation Student Housing Revenue
    (University of Maryland College
    Park Project) 5.625% 6/1/35                          1,000,000     1,060,090
  Massachusetts State Development Finance
    Agency Revenue (Massachusetts College
    of Pharmacy Project)
    Series C 5.75% 7/1/33                                1,000,000     1,071,390
  Massachusetts State Health & Educational
    Facilities Authority Revenue
    (Nichols College Project) Series C
    6.125% 10/1/29                                       1,400,000     1,490,244
  Milledgeville-Baldwin County, Georgia
    Development Authority Revenue
    (Georgia College & State University
    Foundation Project) 6.00% 9/1/33                     1,000,000     1,092,630
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design Project)
    Series 5-D 6.75% 5/1/26                                500,000       547,610
  New Jersey State Educational
    Facilities Authority
    (Fairleigh Dickinson Project) Series C
    5.50% 7/1/23                                           750,000       802,148
  New Mexico Educational Assistance
    Foundation Student Loan
    Revenue 1st Subordinate
    Series A-2 6.65% 11/1/25 (AMT)                         985,000     1,001,755
  Scranton-Lackawanna, Pennsylvania
    Health & Welfare Authority
    First Mortgage Revenue
    (Lackawanna Junior College Project)
    5.75% 11/1/20                                        1,510,000     1,531,427
                                                                     -----------
                                                                      13,055,381
                                                                     -----------
                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds - 20.44%
  California Health Facilities Financing
    Authority Revenue
    (Cedars-Sinai Medical Center)
    5.00% 11/15/34                                      $  750,000    $  776,580
  Coffee County, Georgia Hospital
    Authority Revenue
    (Coffee Regional Medical Center Project)
    5.00% 12/1/26                                        1,000,000     1,034,010
  Henrico County, Virginia Economic
    Development Authority Revenue
    (Bon Secours Health System Inc.)
    Series A 5.60% 11/15/30                              1,000,000     1,065,150
  Illinois Health Facilities Authority Revenue
    (Elmhurst Memorial Healthcare Project)
    5.625% 1/1/28                                        1,000,000     1,070,510
    (Midwest Physician Group Limited Project)
    5.50% 11/15/19                                          35,000        32,780
  Knox County, Tennessee Health
    Educational & Housing Facilities Board
    Hospital Revenue
    (East Tennessee Hospital Project) Series B
    5.75% 7/1/33                                         1,300,000     1,397,747
  Louisiana Public Facilities Authority Revenue
    (Ochsner Clinic Foundation Project)
    Series B 5.50% 5/15/32                               1,000,000     1,039,020
  Massachusetts State Health & Educational
    Facilities Authority Revenue
    (Jordan Hospital Project) Series E
    6.75% 10/1/33                                        1,000,000     1,111,280
  Michigan State Hospital Finance
    Authority Revenue
    (Chelsa Community Hospital Obligated)
    5.00% 5/15/37                                        1,000,000     1,009,890
  Montgomery County, Pennsylvania Higher
    Education & Health Authority Revenue
    (Catholic Health East) Series C
    5.375% 11/15/34                                      1,000,000     1,068,080
  Prince William County, Virginia Industrial
    Development Authority Hospital Revenue
    (Potomac Hospital Project)
    5.20% 10/1/30                                        1,000,000     1,055,620
  Richland County, Ohio Hospital
    Facilities Revenue
    (Medcentral Health System Project)
    Series B 6.375% 11/15/30                             1,500,000     1,642,094
  Shakopee, Minnesota Health Care
    Facilities Revenue
    (St. Francis Regional Medical Center)
    5.25% 9/1/34                                           750,000       784,020
  South Dakota Health & Education
    Facilities Authority Revenue
    (Huron Regional Medical Center Project)
    7.00% 4/1/10                                           860,000       871,060
  St. Joseph County, Indiana Industrial
    Economic Development
    (Madison Center Project) 5.50% 2/15/21               1,150,000     1,178,819

STATEMENTS                      DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
  St. Paul, Minnesota Housing &
    Redevelopment Authority
    (Healtheast Project) 6.00% 11/15/35               $ 1,000,000    $ 1,089,610
  Yavapai County, Arizona Industrial
    Development Authority
    Hospital Revenue
    (Yavapai Medical Center Project)
    Series A 6.00% 8/1/33                               1,000,000      1,088,860
                                                                     -----------
                                                                      17,315,130
                                                                     -----------
Investor Owned Utilities Revenue Bonds - 8.57%
  Brazos, Texas River Authority
    Pollution Revenue
    (TXU Energy Co. Project) Series B
    6.30% 7/1/32 (AMT)                                  1,000,000      1,085,040
  Forsyth, Montana Pollution Control Revenue
    (Portland General Project) Series A
    5.20% 5/1/33                                        1,000,000      1,045,320
  Midland County, Michigan Economic
    Development Subordinate
    Limited Obligation
    (Midland Congeneration Project)
    Series A 6.875% 7/23/09 (AMT)                       1,950,000      2,049,743
  Mississippi Business Finance Corporation
    Pollution Control Revenue
    (System Energy Resources, Inc. Project)
    5.90% 5/1/22                                          900,000        925,344
  Pennsylvania Economic Development
    Financing (Reliant Energy) Series B
    6.75% 12/1/36 (AMT)                                 1,000,000      1,079,480
  Petersburg, Indiana Pollution
    Control Revenue
    (Indianapolis Power & Light Co. Project)
    6.375% 11/1/29 (AMT)                                1,000,000      1,071,930
                                                                     -----------
                                                                       7,256,857
                                                                     -----------
Miscellaneous Revenue Bonds - 2.26%
  Lowry, Colorado Economic Redevelopment
    Authority Revenue Series A
    (Private Placement) 7.30% 12/1/10                     500,000        529,745
  Middlesex County, New Jersey Improvement
    Authority Senior Revenue
    (Heldrich Center Hotel/Conference Project)
    Series A
    5.00% 1/1/32                                          500,000        502,745
    5.125% 1/1/37                                         870,000        877,969
                                                                     -----------
                                                                       1,910,459
                                                                     -----------
Municipal Lease Revenue Bonds - 4.33%
  Dauphin County, Pennsylvania
    General Authority
    (Riverfront Office & Parking Project)
    Series A 5.75% 1/1/10                               1,875,000      1,873,050
  Missouri State Development Finance Board
    Infrastructure Facilities Revenue
    (Branson Landing Project) Series A
    5.50% 12/1/24                                         720,000        769,939
  New York City Industrial Development
    Agency Revenue
    (Liberty-Iac/Interactivecorp)
    5.00% 9/1/35                                        1,000,000      1,027,010
                                                                     -----------
                                                                       3,669,999
                                                                     -----------
                                                        Principal       Market
                                                          Amount        Value
 MUNICIPAL BONDS (continued)
 Political Subdivision General Obligation Bonds - 0.48%
   Illinois State Development Finance
     Authority East St. Louis Debt Restructure
     Revenue 7.375% 11/15/11                           $   400,000   $   409,424
                                                                     -----------
                                                                         409,424
                                                                     -----------
*Pre-Refunded Bonds - 8.33%
   Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue Series B 5.50% 6/1/43-13                    1,500,000     1,703,970
   Illinois State Development Finance Authority
     (Harrisburg Medical Center Project)
     7.20% 3/1/07-06 to 3/1/08-06                          800,000       811,384
   Mississippi Development Bank
     Special Obligation
     (Madison County Hospital Project)
     6.40% 7/1/29-09                                     1,585,000     1,795,520
   New Hampshire Higher Education &
     Health Facilities Authority
     (Brewster Academy Project)
     6.75% 6/1/25                                        1,000,000     1,026,130
   Savannah, Georgia Economic
     Development Authority Revenue
     (College of Art & Design Project)
     6.50% 10/1/13-09                                    1,000,000     1,130,340
   Volusia County, Florida Industrial
     Development Authority Mortgage Revenue
     (Bishops Glen Retirement Health
     Facilities Project) 7.50% 11/1/16-06                  555,000       593,095
                                                                     -----------
                                                                       7,060,439
                                                                     -----------
 School District General Obligation Bonds - 1.23%
   Laredo, Texas Independent School District
     Series B 5.00% 8/1/29 (AMBAC)                       1,000,000     1,039,630
                                                                     -----------
                                                                       1,039,630
                                                                     -----------
 Tax Increment/Special Assessment Bonds - 5.44%
   Chicago, Illinois Tax Increment Allocation
     (Chatham Ridge Redevelopment Project)
     5.95% 12/15/12                                        750,000       804,600
   Midtown Miami, Florida Community
     Development Revenue Series B
     6.50% 5/1/37                                        1,000,000     1,074,170
   Richmond Heights, Missouri Tax
     Increment & Transaction Sales Tax
     Revenue Refunding & Improvement
     (Francis Place Redevelopment Project)
     5.625% 11/1/25                                      1,200,000     1,221,228
   St. Joseph, Missouri Industrial
     Development Authority
     (Shoppes at North Village Project)
     Series A
     5.375% 11/1/24                                      1,000,000     1,007,480
     5.50% 11/1/27                                         500,000       505,520
                                                                     -----------
                                                                       4,612,998
                                                                     -----------
 TOTAL MUNICIPAL BONDS (cost $79,396,084)                             83,372,837
                                                                     -----------

STATEMENTS                      DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
  OF NET ASSETS (CONTINUED)

Total Market Value of Securities - 98.40%
  (cost $79,396,084)                                                $83,372,837
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 1.60%                                              1,357,945
                                                                    -----------
NET ASSETS APPLICABLE TO 8,158,939 SHARES
  OUTSTANDING - 100.00%                                             $84,730,782
                                                                    ===========

Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class A
  ($66,450,537 / 6,402,411 Shares)                                       $10.38
                                                                         ------
Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class B
  ($13,046,133 / 1,254,086 Shares)                                       $10.40
                                                                         ------
Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class C
  ($5,234,112 / 502,442 Shares)                                          $10.42
                                                                         ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $86,663,043
Distributions in excess of net investment income                         (4,104)
Accumulated net realized loss on investments                         (5,904,910)
Net unrealized appreciation of investments                            3,976,753
                                                                    -----------
Total net assets                                                    $84,730,782
                                                                    ===========


SUMMARY OF ABBREVIATIONS:
AMT - Subject to Alternative Minimum Tax
AMBAC - Insured by the AMBAC Assurance Corporation
CDFI - Community Development Financial Institutions

++Non-income producing security. Security is currently in default.
 *Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE NATIONAL HIGH YIELD MUNICIPAL BOND FUND
Net asset value Class A (A)                                              $10.38
Sales charge (4.50% of offering price) (B)                                 0.49
                                                                         ------
Offering price                                                           $10.87
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
  OF OPERATIONS                                 Year Ended August 31, 2005

                                                               Delaware
                                                          National High-Yield
                                                          Municipal Bond Fund
INVESTMENT INCOME:
 Interest                                                     $4,693,750
                                                              ----------

EXPENSES:
 Management fees                                                 440,612
 Distribution expenses -- Class A                                152,601
 Distribution expenses -- Class B                                139,633
 Distribution expenses -- Class C                                 50,982
 Dividend disbursing and transfer agent fees and expenses         55,158
 Accounting and administration expenses                           27,790
 Reports and statements to shareholders                           21,490
 Legal and professional fees                                      23,157
 Registration fees                                                25,527
 Insurance fees                                                    5,851
 Trustees' fees                                                    4,118
 Custodian fees                                                    4,442
 Pricing fees                                                      3,873
 Taxes (other than taxes on income)                                   --
 Other                                                               169
                                                              ----------
                                                                 955,403
 Less expenses absorbed or waived                                (61,857)
 Less waived distribution expenses -- Class A                         --
 Less expense paid indirectly                                     (3,194)
                                                              ----------
 Total operating expenses                                        890,352
                                                              ----------
NET INVESTMENT INCOME                                          3,803,398
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                         (20,934)
 Net change in unrealized appreciation/depreciation
   of investments                                              2,945,238
                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                2,924,304
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $6,727,702
                                                              ==========

See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
  OF CHANGES IN NET ASSETS

                                                                                        Delaware National High-Yield
                                                                                            Municipal Bond Fund

                                                                                                 Year Ended
                                                                                           8/31/05        8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                                                   $ 3,803,398    $ 3,873,703
 Net realized gain (loss) on investments                                                     (20,934)       156,218
 Net change in unrealized appreciation/depreciation of investments                         2,945,238      2,120,542
                                                                                         -----------    -----------
 Net increase in net assets resulting from operations                                      6,727,702      6,150,463
                                                                                         -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A                                                                                (3,012,354)    (2,992,760)
   Class B                                                                                  (584,141)      (668,880)
   Class C                                                                                  (212,515)      (206,085)
                                                                                         -----------    -----------
                                                                                          (3,809,010)    (3,867,725)
                                                                                         -----------    -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                                                                11,865,636      7,733,793
   Class B                                                                                   533,475        690,784
   Class C                                                                                 1,761,862        687,623

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                 1,690,051      1,525,650
   Class B                                                                                   270,527        312,081
   Class C                                                                                   137,144        137,511
                                                                                         -----------    -----------
                                                                                          16,258,695     11,087,442
                                                                                         -----------    -----------
 Cost of shares repurchased:
   Class A                                                                                (6,019,664)   (14,093,525)
   Class B                                                                                (2,802,575)    (3,404,857)
   Class C                                                                                (1,654,712)    (1,487,741)
                                                                                         -----------    -----------
                                                                                         (10,476,951)   (18,986,123)
                                                                                         -----------    -----------
Increase (decrease) in net assets derived from capital share transactions                  5,781,744     (7,898,681)
                                                                                         -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS                                                      8,700,436     (5,615,943)

NET ASSETS:
 Beginning of year                                                                        76,030,346     81,646,289
                                                                                         -----------    -----------
 End of year(1)                                                                          $84,730,782    $76,030,346
                                                                                         ===========    ===========
 (1) Undistributed (distributions in excess of) net investment income                        $(4,104)       $(4,104)

See accompanying notes

FINANCIAL
  HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.010    $ 9.730      $9.950     $10.240     $ 9.950

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.503      0.496       0.522       0.542       0.556
Net realized and unrealized gain (loss) on investments                         0.371      0.280      (0.219)     (0.290)      0.293
                                                                             -------    -------      ------     -------     -------
Total from investment operations                                               0.874      0.776       0.303       0.252       0.849
                                                                             -------    -------      ------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.504)    (0.496)     (0.523)     (0.542)     (0.559)
                                                                             -------    -------      ------     -------     -------
Total dividends and distributions                                             (0.504)    (0.496)     (0.523)     (0.542)     (0.559)
                                                                             -------    -------      ------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $10.380    $10.010      $9.730     $ 9.950     $10.240
                                                                             =======    =======      ======     =======     =======

TOTAL RETURN(1)                                                                8.93%      8.13%       3.13%       2.59%       8.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $66,451    $56,698     $59,829     $64,259     $76,018
Ratio of expenses to average net assets                                        0.93%      1.00%       0.99%       0.96%       0.97%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.01%      1.02%       1.05%       1.04%       0.97%
Ratio of net investment income to average net assets                           4.92%      5.00%       5.30%       5.42%       5.55%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       4.84%      4.98%       5.24%       5.34%       5.55%
Portfolio turnover                                                               36%        46%         64%         53%         49%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                            8/31/05    8/31/04     8/31/03     8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.030    $ 9.760      $9.980     $10.260     $ 9.980

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.426      0.421       0.448       0.467       0.480
Net realized and unrealized gain (loss) on investments                         0.371      0.270      (0.219)     (0.281)      0.284
                                                                             -------    -------      ------     -------     -------
Total from investment operations                                               0.797      0.691       0.229       0.186       0.764
                                                                             -------    -------      ------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.427)    (0.421)     (0.449)     (0.466)     (0.484)
                                                                             -------    -------      ------     -------     -------
Total dividends and distributions                                             (0.427)    (0.421)     (0.449)     (0.466)     (0.484)
                                                                             -------    -------      ------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $10.400    $10.030      $9.760     $ 9.980     $10.260
                                                                             =======    =======      ======     =======     =======

TOTAL RETURN(1)                                                                8.10%      7.20%       2.36%       1.91%       7.88%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $13,046    $14,534     $16,499     $20,021     $20,277
Ratio of expenses to average net assets                                        1.68%      1.75%       1.74%       1.71%       1.72%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.76%      1.77%       1.80%       1.79%       1.72%
Ratio of net investment income to average net assets                           4.17%      4.25%       4.55%       4.67%       4.80%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       4.09%      4.23%       4.49%       4.59%       4.80%
Portfolio turnover                                                               36%        46%         64%         53%         49%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                            8/31/05    8/31/04     8/31/03     8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.040    $ 9.770      $9.990     $10.270     $ 9.990

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.426      0.421       0.448       0.467       0.480
Net realized and unrealized gain (loss) on investments                         0.381      0.270      (0.219)     (0.281)      0.284
                                                                             -------    -------      ------     -------     -------
Total from investment operations                                               0.807      0.691       0.229       0.186       0.764
                                                                             -------    -------      ------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.427)    (0.421)     (0.449)     (0.466)     (0.484)
                                                                             -------    -------      ------     -------     -------
Total dividends and distributions                                             (0.427)    (0.421)     (0.449)     (0.466)     (0.484)
                                                                             -------    -------      ------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $10.420    $10.040      $9.770     $ 9.990     $10.270
                                                                             =======    =======      ======     =======     =======

TOTAL RETURN(1)                                                                8.19%      7.19%       2.35%       1.92%       7.98%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                       $5,234     $4,798      $5,318      $6,405      $7,187
Ratio of expenses to average net assets                                        1.68%      1.75%       1.74%       1.71%       1.72%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.76%      1.77%       1.80%       1.79%       1.72%
Ratio of net investment income to average net assets                           4.17%      4.25%       4.55%       4.67%       4.80%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       4.09%      4.23%       4.49%       4.59%       4.80%
Portfolio turnover                                                               36%        46%         64%         53%         49%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

NOTES                                         DELAWARE NATIONAL TAX-FREE FUNDS
       TO FINANCIAL STATEMENTS                August 31, 2005

Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series:
Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R)
Family of Funds are allocated amongst the funds on the basiS OF average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 was as follows:
                                         Delaware National High-Yield
                                              Municipal Bond Fund
                                        -------------------------------
  Earnings credits                                  $3,194

                                                DELAWARE NATIONAL TAX-FREE FUNDS
NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                          Delaware National High-Yield
                                              Municipal Bond Fund
                                        -------------------------------
  On the first $500 million                          0.550%
  On the next $500 million                           0.500%
  On the next $1.5 billion                           0.450%
  In excess of $2.5 billion                          0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below.

                                            Delaware National High-Yield
                                                 Municipal Bond Fund
                                           ------------------------------
  The operating expense limitation
    as a percentage of average daily
    net assets (per annum)                              0.75%
  Expiration date                                    10/31/04
  Effective November 1, 2004, the operating
    expense limitation as a percentage of
    average daily net assets (per annum)                0.65%
  Expiration date                                    12/29/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for Delaware Tax-Free USA Fund's Class A shares and Delaware Tax-Free Insured Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of each Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30%, waived to 0.25%, of the average daily net assets representing shares that were acquired on or after June 1, 1992. The contractual 12b-1 fee waiver of 0.25% of average daily net assets is applied to the shares of each Fund that were aquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. DDLP has contracted to waive distribution and service fees through December 29, 2005 in order to prevent distribution and service fees of Class A from exceeding 0.25% of the average daily net assets for the Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund and 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2005, the Funds had liabilities payable to affiliates as follows:

                                          Delaware National High-Yield
                                               Municipal Bond Fund
                                          ----------------------------
  Investment management fee payable
    to DMC                                          $35,005
  Dividend disbursing, transfer agent,
    accounting and administration fees
    and other expenses payable to DSC                 8,075
  Other expenses payable to DMC
    and affiliates*                                  45,358

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, each Fund was charged for internal legal services provided by DMC as follows:

                                          Delaware National High-Yield
                                               Municipal Bond Fund
                                         -------------------------------
                                                     $4,283

                                                DELAWARE NATIONAL TAX-FREE FUNDS
NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                          Delaware National High-Yield
                                              Municipal Bond Fund
                                         -------------------------------
                                                 $13,978

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                         Delaware National High-Yield
                                              Municipal Bond Fund
                                        -------------------------------
  Class A                                        $1,738
  Class B                                         9,403
  Class C                                           983

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                        Delaware National High-Yield
                                             Municipal Bond Fund
                                        -------------------------------
  Purchases                                      $35,144,543
  Sales                                           28,618,792

At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                      Delaware National High-Yield
                                           Municipal Bond Fund
                                      -----------------------------
  Cost of investments                        $79,435,287
                                             -----------
  Aggregate unrealized appreciation          $ 4,888,260
  Aggregate unrealized depreciation             (950,710)
                                             -----------
  Net unrealized appreciation                $ 3,937,550
                                             -----------

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                       Delaware National High-Yield
                                           Municipal Bond Fund
                                         -------------------------
  Year ended 8/31/05
  ------------------
  Tax-exempt income                            $3,809,010
  Ordinary income                                      --
  Long-term capital gain                               --
                                               ----------
  Total                                        $3,809,010
                                               ----------

  Year ended 8/31/04
  ------------------
  Tax-exempt income                            $3,867,725
                                               ----------
  Total                                        $3,867,725
                                              ----------

                                                DELAWARE NATIONAL TAX-FREE FUNDS
NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                            Delaware National High-Yield
                                                Municipal Bond Fund
                                            ----------------------------
  Shares of beneficial interest                    $86,663,043
  Other temporary differences                          (4,104)
  Undistributed ordinary income                            --
  Undistributed long-term capital gain                     --
  Capital loss carryforwards                       (5,827,551)
  Post-October losses                                 (38,156)
  Unrealized appreciation (depreciation)
    of investments                                  3,937,550
                                                  -----------
  Net assets                                      $84,730,782
                                                  -----------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2004 through August 31, 2005 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2005, the Funds recorded the following reclassifications:

                                         Delaware National High-Yield
                                             Municipal Bond Fund
                                          -------------------------
  Undistributed net investment income                $5,612
  Accumulated net realized gain (loss)               (5,612)

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2005, which may be carried forward and applied against future capital gains. Such capital loss carryfowards expire as follows:

                                     Delaware National High-Yield
Year of Expiration                        Municipal Bond Fund
------------------                   ----------------------------
  2008                                       $   752,701
  2009                                         3,025,716
  2010                                            70,671
  2011                                           997,721
  2012                                           980,742
                                              ----------
  Total                                       $5,827,551
                                              ----------

For the year ended August 31, 2005, the Funds had capital loss carryforwards that were utilized as follows:

                                     Delaware National High-Yield
                                         Municipal Bond Fund
                                     ---------------------------
                                              $29,965

                                                DELAWARE NATIONAL TAX-FREE FUNDS
NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           Delaware National High-Yield
                                                Municipal Bond Fund
                                           ---------------------------
                                                    Year Ended
                                                8/31/05     8/31/04
  Shares sold:
    Class A                                    1,161,795     779,157
    Class B                                       52,179      69,306
    Class C                                      172,207      68,954

  Shares issued upon reinvestment of dividends
    and distributions:
    Class A                                      165,542     153,547
    Class B                                       26,452      31,343
    Class C                                       13,388      13,793
                                              ----------  ----------
                                               1,591,563   1,116,100
                                              ----------  ----------
  Shares repurchased:
    Class A                                     (590,900) (1,412,735)
    Class B                                     (273,683)   (342,565)
    Class C                                     (160,929)   (149,447)
                                              ----------  ----------
                                              (1,025,512) (1,904,747)
                                              ----------  ----------
  Net increase (decrease)                        566,051    (788,647)
                                              ----------  ----------

For the years ended August 31, 2005 and 2004, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.

                                                           Year Ended                           Year Ended
                                                             8/31/05                             8/31/04
                                                    ------------------------------    ------------------------------
                                                    Class B     Class A               Class B      Class A
                                                    shares       shares      Value     shares       shares     Value
                                                    ------       ------      -----     ------       ------     -----
Delaware National High-Yield Municipal Bond Fund    38,897       38,974    $397,935      972         975      $9,691

6. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participate in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005 or at any time during the year.

                                                DELAWARE NATIONAL TAX-FREE FUNDS
NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware National High-Yield Municipal Bond Fund invests a portion of its assets in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' liquidity procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

8. PRE-REFUNDED BONDS
The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. Tax Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                        (A)                 (B)
                                                     Long-Term           Ordinary            (C)
                                                   Capital Gains          Income          Tax-Exempt           Total
                                                   Distributions      Distributions     Distributions      Distributions
                                                    (Tax Basis)         (Tax Basis)      (Tax Basis)        (Tax Basis)
                                                    -----------         -----------      -----------        -----------
Delaware National High-Yield Municipal Bond Fund        --                  --               100%              100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds - Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (collectively, the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                              ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 14, 2005

OTHER
       FUND INFORMATION

                                               DELAWARE NATIONAL TAX-FREE FUNDS

PROXY RESULTS
The shareholders of Delaware Group Tax-Free Funds and Voyageur Mutual Funds (each, the "Trust") voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                                Delaware Group
                                                Tax-Free Funds                                 Voyageur Mutual Funds
                                              ------------------                            ---------------------------
                                                             Shares Voted                                       Shares Voted
                                  Shares Voted For        Withheld Authority         Shares Voted For        Withheld Authority
                                 -------------------     --------------------       -------------------     --------------------
Thomas L. Bennett                  37,979,036.513           1,048,233.841            20,895,278.656             360,093.724
Jude T. Driscoll                   38,000,153.644           1,027,116.713            20,914,639.656             340,732.724
John A. Fry                        38,003,289.743           1,023,980.614            20,894,793.656             360,578.724
Anthony D. Knerr                   37,979,818.032           1,037,452.325            20,894,488.656             360,883.724
Lucinda S. Landreth                37,961,415.917           1,065,854.440            20,879,031.656             376,340.724
Ann R. Leven                       37,961,430.648           1,065,839.709            20,857,874.656             397,497.724
Thomas F. Madison                  37,996,204.955           1,031,065.402            20,905,985.656             349,386.724
Janet L. Yeomans                   37,983,172.594           1,044,097.763            20,859,670.656             395,701.724
J. Richard Zecher                  37,951,191.521           1,076,078.836            20,914,639.656             340,732.724

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                                                     For                      Against                  Abstain
                                                                    ----                     --------                 --------
Delaware National High-Yield Municipal Bond Fund                3,832,827.883               181,124.111              106,194.831

BOARD CONSIDERATION OF DELAWARE NATIONAL TAX-FREE FUNDS INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questionS raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

                                                DELAWARE NATIONAL TAX-FREE FUNDS

OTHER
     FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE NATIONAL TAX-FREE FUNDS INVESTMENT ADVISORY AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and 10 year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the second quartile. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

                                                DELAWARE NATIONAL TAX-FREE FUNDS

OTHER
     FUND INFORMATION (CONTINUED)

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND -- The expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       1 Year -          at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
-----------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
       19103

                                                                 Ms. Yeomans has
  July 31, 1948                                                    held various
                                                              management positions
                                                                 at 3M Corporation
                                                                    since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF            Senior         Chief Financial   Mr. Bishof has served in             92                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and              February     capacities at different times
       19103              Chief Financial       17, 2005        at Delaware Investments.
                              Officer
  August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

RICHELLE S. MAESTRO  Executive Vice President,   2 Years      Ms. Maestro has served in            92                 None(3)
2005 Market Street      Chief Legal Officer                 various executive capacities
 Philadelphia, PA          and Secretary                        at different times at
       19103                                                    Delaware Investments.

 November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------

 JOHN J. O'CONNOR      Senior Vice President    Treasurer    Mr. O'Connor has served in            92                 None(3)
2005 Market Street         and Treasurer          since     various executive capacities
 Philadelphia, PA                               February        at different times at
       19103                                    17, 2005        Delaware Investments.

   June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                        AFFILIATED OFFICERS                    CONTACT INFORMATION
JUDE T. DRISCOLL                         MICHAEL P. BISHOF                      INVESTMENT MANAGER
Chairman                                 Senior Vice President and              Delaware Management Company,
Delaware Investments Family of Funds     Chief Financial Officer                a Series of Delaware Management Business Trust
Philadelphia, PA                         Delaware Investments Family of Funds   Philadelphia, PA
                                         Philadelphia, PA
THOMAS L. BENNETT                                                               NATIONAL DISTRIBUTOR
Private Investor                         RICHELLE S. MAESTRO                    Delaware Distributors, L.P.
Rosemont, PA                             Executive Vice President,              Philadelphia, PA
                                         Chief Legal Officer and Secretary
JOHN A. FRY                              Delaware Investments Family of Funds   SHAREHOLDER SERVICING, DIVIDEND
President                                Philadelphia, PA                       DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                     Delaware Service Company, Inc.
Lancaster, PA                            JOHN J. O'CONNOR                       2005 Market Street
                                         Senior Vice President and Treasurer    Philadelphia, PA 19103-7094
ANTHONY D. KNERR                         Delaware Investments Family of Funds
Managing Director                        Philadelphia, PA                       FOR SHAREHOLDERS
Anthony Knerr & Associates                                                      800 523-1918
New York, NY
                                                                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                 800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                WEB SITE
                                                                                www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9750)                                                       Printed in the USA
AR-011 [8/05] IVES 10/05                                  MF-05-09-031  PO10446

FIXED INCOME

                                            Delaware
                                            Investments(R)
                                            -----------------------------------
                                            A member of Lincoln Financial Group

ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
                                       DELAWARE TAX-FREE CALIFORNIA FUND




[Graphic Omitted] POWERED BY RESEARCH(R)

TABLE
   OF CONTENTS

---------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
---------------------------------------------------------------

PERFORMANCE SUMMARIES

    Delaware Tax-Free California Fund                        4

---------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
---------------------------------------------------------------
SECTOR ALLOCATIONS                                           7
---------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statements of Net Assets                                 8

    Statements of Operations                                11

    Statements of Changes in Net Assets                     12

    Financial Highlights                                    13

    Notes to FinancialStatements                            16
---------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   22
---------------------------------------------------------------
OTHER FUND INFORMATION                                      23
---------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    26
---------------------------------------------------------------


Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO
       MANAGEMENT REVIEW

                                                            September 13, 2005
FUND MANAGERS
Joseph R. Baxter
Co-Manager

Robert F. Collins
Co-Manager

Andrew M. McCullagh, Jr.
Co-Manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING
THE FISCAL YEAR.

The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates -- notably, the fed-funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings -- a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7%, to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percent on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (source:
Municipal Market Data).

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bond yields started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical -- the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST 12 MONTHS IN ARIZONA, CALIFORNIA, AND COLORADO?
Credit has performed very well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause.

After several years of slow growth or even flat performance, Arizona's economy provided solid growth for the last two years. The state has produced the second fastest rate of job growth for 2005 to date, compared to all the states (Source:
The Business Journal Phoenix). These solid growth trends provided the state with better-than-anticipated revenue flows. State revenues for the first eight months of fiscal 2005 increased by nearly 17%. However, expenditure pressures will continue to come from education, healthcare, and social services, limiting the state's financial flexibility. In order to maintain a lid on taxes while addressing these expenditure pressures, the governor has proposed various non-recurring revenue sources to balance the 2006 budget.

California had a similar pattern over the last two years, helping the state cope with its structural deficit problems. State revenues were up approximately 17% for the first eight months of fiscal 2005 (source: Municipal Market Data); with personal and corporate tax receipts coming in ahead of budget. The absence of any planned issuance of recovery bonds in the fiscal 2006 budget is credited to the strong revenue flow. Despite the increase in tax receipts, the California Department of Finance estimated that the budget gap will continue into next fiscal year. This ongoing fiscal challenge is a major reason for the still-low bond rating relative to other states (A2/A).

After experiencing a sharper economic downturn than the nation in recent years, we believe Colorado is now recovering at a healthy pace. The state's employment declines bottomed out in early 2004. With the resumption of moderate growth in tax revenues, state finances appear to have improved over the past year and are expected to remain relatively stable in fiscal 2006. Voter initiatives limit state revenue and expenditure growth to the rate of population growth plus inflation. Any tax revenues that exceed the constitutional limit must be refunded. In November, voters will consider amendments to these initiatives. Without these amendments, the governor's office projects that the state will accrue a refund liability in fiscal 2006, with refund amounts growing significantly in subsequent years.

Overall, municipal bond issuance has remained robust in 2005, and the western states are no exception. Total national issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace remains. The drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Arizona and Colorado have experienced 12% and 7% growth in new issue volume year-to-date, respectively. California new issuance levels are down by $5.5 billion, but recall that last year the state issued over $10 billion in recovery bonds. Excluding that issue, the state's new issue volume would have increased by 13% (source: Municipal Market Data). Much of the increase in each state reflects refunding activity (up 62% on a national basis).

HOW DID DELAWARE TAX-FREE CALIFORNIA FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Tax-Free California Fund returned 7.72% (Class A shares at net asset value with distributions reinvested) and 2.90% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper California Municipal Debt Funds Universe Average, which returned 6.19%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which exclude sales charges (source:
Lipper, Inc.).**

FOR EACH FUND, WHAT STRATEGIES INFLUENCED PERFORMANCE?
Returns in each of the Funds were aided by yield-curve positioning, credit tightening, sector concentration, and security selection. While the Federal Reserve raised short-term rates by increasing the fed-funds target rate, long-term bond yields declined, as inflation remained tame during a period of moderate growth. This resulted in what is termed a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter-duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" structure, and it generally aided in the returns for all three Funds.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield, it causes the credit curve to tighten and results in good performance for those securities. Bonds rated A and BBB, and non-investment grade securities have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from allotment to these higher-risk credits.

 * For complete annualized performance, see tables on pages 4, 6 and 8. ** A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Two of our favored sectors, healthcare and higher education, have benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment environment for colleges and universities while a recovering stock market has bolstered endowments.

Individual security selection remains the heart of our investment process and is the primary source of our excess returns. Some securities that have performed well over the past year in Delaware Tax-Free Arizona Insured Fund include a Maricopa healthcare issue for Catholic Healthcare West and an Arizona State University bond. There was a refinancing of a Southern Arizona Capital Facilities bond, issued for the University of Arizona, which resulted in a significant upward price move during the fiscal year. In addition, two issues for U.S. territories, one for Puerto Rico and one for the Virgin Islands, performed well due to their longer maturities.

In Delaware Tax-Free California Fund, we are favorable on the tobacco bonds enhanced by a state appropriation, and our Golden State Tobacco positions that are backed by the State of California were among the Fund's best performing securities. The bonds were pre-refunded to their first call date and appreciated in price. Like Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund owned a healthcare bond secured by Catholic Healthcare West, which was a top performer for the year. Rounding out some of the other top performers in California were two long maturity general obligation bonds (California and San Diego Unified School District), a higher education revenue bond that was refinanced (Pepperdine University), and a seasoned land development issue (Southern California Logistics Airport Project).

Delaware Tax-Free Colorado Fund also had healthcare and education bonds contribute to performance, as well as several refinancing events. Bonds issued for Evangelical Lutheran and Vail Valley Medical Center were top healthcare performers, and a bond issued for the Montessori Charter schools topped the list for education bonds. There were several bonds refunded during the year, which often generates a price pop due to the improved security standing of the issue.

WHAT DETRACTED FROM FUND PERFORMANCE?
Detracting from each of our Funds' performance, relative to its benchmark index, was the significant decision to avoid the unenhanced tobacco sector. This sector, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and, therefore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in this sector and have generally avoided securities backed by airline corporation revenues, as we are concerned about the long-term fundamentals of the industry.

The decision to hold high-coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

PERFORMANCE SUMMARY
       DELAWARE TAX-FREE CALIFORNIA FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


FUND PERFORMANCE
Average Annual Total Returns

Through August 31, 2005                                     Lifetime   10 Years  Five Years  One Year
-----------------------------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                                       +6.78%     +6.72%     +6.92%     +7.72%
Including Sales Charge                                       +6.31%     +6.23%     +5.94%     +2.90%
-----------------------------------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                                       +6.33%     +6.16%     +6.10%     +6.80%
Including Sales Charge                                       +6.33%     +6.16%     +5.86%     +2.80%
-----------------------------------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                                       +5.96%                +6.11%     +6.81%
Including Sales Charge                                       +5.96%                +6.11%     +5.81%
-----------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005

-------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital.

-------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$89 million

-------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
66

-------------------------------------------------------------------------------
FUND START DATE:
March 2, 1995

-------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter
Robert F. Collins
Andrew M. McCullagh, Jr.

-------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DVTAX
Class B  DVTFX
Class C  DVFTX


-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005


DELAWARE TAX-FREE CALIFORNIA FUND PERFORMANCE OF $10,000 INVESTMENT CHART

              DELAWARE TAX-FREE CALIFORNIA FUND --     LEHMAN BROTHERS
                       CLASS A SHARES               MUNICIPAL BOND INDEX
   AUG-95                 $9,550                           $10,000
   AUG-96                $10,259                           $10,524
   AUG-97                $11,458                           $11,496
   AUG-98                $12,672                           $12,491
   AUG-99                $12,478                           $12,553
   AUG-00                $13,102                           $13,403
   AUG-01                $14,469                           $14,769
   AUG-02                $15,302                           $15,691
   AUG-03                $15,683                           $16,183
   AUG-04                $16,985                           $17,334
   AUG-05                $18,296                           $18,254


Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware Tax-Free California Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE
       OF FUND EXPENSES

                                For the period March 1, 2005 to August 31, 2005


As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in each table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE CALIFORNIA FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Expenses
                        Beginning   Ending                 Paid During
                         Account    Account     Annualized    Period
                         Value       Value       Expense    3/1/05 to
                         3/1/05     8/31/05       Ratio      8/31/05

--------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,038.50       0.88%      $4.52
Class B                 1,000.00   1,033.60       1.63%       8.36
Class C                 1,000.00   1,033.70       1.63%       8.36

--------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,020.77       0.88%      $4.48
Class B                 1,000.00   1,016.99       1.63%       8.29
Class C                 1,000.00   1,016.99       1.63%       8.29
--------------------------------------------------------------------

SECTOR ALLOCATION
       DELAWARE TAX-FREE CALIFORNIA FUND


                                                          As of August 31, 2005

Sector designations may be different than the sector designations presented in other Fund materials.





                                                     PERCENTAGE
SECTOR                                              OF NET ASSETS
-----------------------------------------------------------------
MUNICIPAL BONDS                                        95.68%
-----------------------------------------------------------------
Airport Revenue Bonds                                   2.35%

Continuing Care/Retirement Revenue Bonds                4.77%

Dedicated Tax & Fees Revenue Bonds                      4.67%

Higher Education Revenue Bonds                          8.47%

Hospital Revenue Bonds                                  7.50%

Miscellaneous Revenue Bonds                             1.19%

Multifamily Housing Revenue Bonds                      10.49%

Municipal Lease Revenue Bonds                          10.60%

Parking Revenue Bonds                                   1.20%

Ports & Harbors Revenue Bonds                           2.45%

Pre-Refunded Bonds                                      5.44%

Public Power Revenue Bonds                              2.47%

School District General Obligation Bonds                6.70%

School District Revenue Bonds                           1.24%

State General Obligation Bonds                          4.47%

Tax Increment/Special Assessment Bonds                 10.78%

Territorial Revenue Bonds                               2.49%

Waste Disposal Revenue Bonds                            4.78%

Water & Sewer Revenue Bonds                             3.62%
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS                                  3.06%
-----------------------------------------------------------------
Money Market Instruments                                2.50%

Variable Rate Demand Notes                              0.56%
-----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       98.74%
-----------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES         1.26%
-----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
-----------------------------------------------------------------

STATEMENTS
       OF NET ASSETS

                                              DELAWARE TAX-FREE CALIFORNIA FUND
                                              August 31, 2005


                                                  Principal       Market
                                                   Amount         Value
--------------------------------------------------------------------------
 MUNICIPAL BONDS - 95.68%
 Airport Revenue Bonds - 2.35%
   Sacramento County Airport System
     Revenue Series A 5.00% 7/1/32 (FSA)         $1,000,000     $1,047,040
   San Jose Airport Revenue
     Series A 5.00% 3/1/31 (FGIC)                 1,000,000      1,039,170
                                                                ----------
                                                                 2,086,210
                                                                ----------
 Continuing Care/Retirement Revenue Bonds - 4.77%
   Abag Finance Authority of California
     (Nonprofit Corporations-Lincoln Glen
     Manor) 6.10% 2/15/25 (RADIAN)                2,000,000      2,138,440
   California Health Facilities Financing
     (The Episcopal Home)
     Series A 5.30% 2/1/32 (RADIAN)               2,000,000      2,097,200
                                                                ----------
                                                                 4,235,640
                                                                ----------
 Dedicated Tax & Fees Revenue Bonds - 4.67%
   Poway Unified School District
     5.60% 9/1/33                                 1,000,000      1,032,080
   San Bernardino County Special Tax
     Community Facilities 5.90% 9/1/33            2,000,000      2,059,780
   San Francisco Bay Area Rapid Transit
     District Sales Tax Revenue
     5.125% 7/1/36 (AMBAC)                        1,000,000      1,051,850
                                                                ----------
                                                                 4,143,710
                                                                ----------
 Higher Education Revenue Bonds - 8.47%
   California Educational Facilities Authority
     Revenue (University of the Pacific)
     5.25% 5/1/34                                 1,000,000      1,067,610
     5.75% 11/1/30 (MBIA)                         1,000,000      1,108,440
   California Public Works Board Lease Revenue
     (Various University of California Projects)
     Series D 5.00% 5/1/30                        1,000,000      1,062,560
     Series F 5.00% 11/1/29                       1,000,000      1,055,230
   California State University Systemwide
     Revenue Series A 5.25% 11/1/20 (FSA)         1,000,000      1,109,670
   California Statewide Communities
     Development Authority Student
     Revenue East Campus Apartments LLC
     Series A 5.625% 8/1/34 (ACA)                 1,000,000      1,062,590
   San Diego County Certificates of
     Participation (University of San Diego)
     5.375% 10/1/41                               1,000,000      1,054,400
                                                                ----------
                                                                 7,520,500
                                                                ----------
 Hospital Revenue Bonds - 7.50%
   Abag Finance Authority of California
     (Nonprofit Corporations-San Diego
     Hospital Association)
     Series A 6.125% 8/15/20                      1,250,000      1,374,563
   California Health Facilities
     Financing Authority
     (Catholic Healthcare West)
     Series G 5.25% 7/1/23                        1,000,000      1,062,720
     (Cedars-Sinai Medical Center)
     5.00% 11/15/34                               1,000,000      1,035,440
   California Infrastructure & Economic
     Development Bank Revenue
     (Kaiser Hospital Associates I, LLC)
     Series A 5.55% 8/1/31                        1,000,000      1,072,690

                                                  Principal       Market
                                                   Amount         Value
--------------------------------------------------------------------------
 MUNICIPAL BONDS (continued)
 Hospital Revenue Bonds (continued)
   Palm Drive Health Care District Parcel
     Tax Revenue 5.25% 4/1/30                    $2,000,000     $2,114,860
                                                                ----------
                                                                 6,660,273
                                                                ----------
 Miscellaneous Revenue Bonds - 1.19%
   San Diego County Certificates of Participation
     (The Burnham Institute) 6.25% 9/1/29         1,000,000      1,054,690
                                                                ----------
                                                                 1,054,690
                                                                ----------
 Multifamily Housing Revenue Bonds - 10.49%
   California Statewide Communities
     Development Authority
     Multifamily Housing Revenue
     (Citrus Gardens Apartments Project)
     Series D1 5.375% 7/1/32                      1,800,000      1,870,398
     (East Tabor Apartments)
     Series C 6.85% 8/20/36 (GNMA) (AMT)          1,500,000      1,612,395
     (Silver Ridge Apartments)
     Series H 5.80% 8/1/33 (FNMA) (AMT)           1,000,000      1,074,800
   Los Angeles Multifamily Housing Revenue
     (Park Plaza) Series B 5.50% 1/20/43
     (GNMA) (AMT)                                 1,430,000      1,507,949
   Palm Springs Mobile Home Park Revenue
     (Sahara Mobile Home Park)
     Series A 5.75% 5/15/37                       1,000,000      1,051,970
   Santa Clara County Housing Authority
     (Rivertown Apartments Project)
     Series A 5.85% 8/1/31 (AMT)                  1,000,000      1,032,510
   Ventura County Area Housing Authority
     Multifamily Housing Revenue
     (Glen Oaks Apartments)
     Series A 6.35% 7/20/34 (GNMA)                1,007,000      1,157,929
                                                                ----------
                                                                 9,307,951
                                                                ----------
 Municipal Lease Revenue Bonds - 10.60%
   California State Public Works Board
     Lease Revenue
     (Department of Corrections)
     Series A 5.00% 3/1/27 (AMBAC)                1,000,000      1,050,030
     Series C 5.25% 6/1/28                        1,500,000      1,612,545
     (Department of General Services-
     Butterfield) Series A 5.25% 6/1/30           1,000,000      1,080,740
   Franklin-McKinley School District Certificates
     of Participation (Financing Project)
     Series B 5.00% 9/1/27 (AMBAC)                1,060,000      1,120,441
   Golden State Tobacco Securitization
     Corporation Settlement Revenue
     Series A 5.00% 6/1/45                        1,000,000      1,043,460
   Sacramento City Financing Authority
     5.00% 12/1/29 (FGIC)                         1,250,000      1,331,975
   San Diego County Certificates of
     Participation 5.75% 7/1/31 (MBIA)            1,000,000      1,117,060
   San Juan Basin Authority
     (Ground Water Recovery Project)
     5.00% 12/1/34 (AMBAC)                        1,000,000      1,052,300
                                                                ----------
                                                                 9,408,551
                                                                ----------
 Parking Revenue Bonds - 1.20%
   San Diego Redevelopment Agency
     (Centre City Redevelopment Project)
     Series A 6.40% 9/1/25                        1,000,000      1,066,520
                                                                ----------
                                                                 1,066,520
                                                                ----------

                                               DELAWARE TAX-FREE CALIFORNIA FUND
STATEMENTS
     OF NET ASSETS (CONTINUED)

                                                  Principal       Market
                                                   Amount         Value
--------------------------------------------------------------------------
   MUNICIPAL BONDS (continued)
   Ports & Harbors Revenue Bonds - 2.45%
    Port of Oakland
     Series K 5.75% 11/1/29 (FGIC) (AMT)         $1,000,000     $1,080,170
     Series L 5.375% 11/1/27 (FGIC) (AMT)         1,000,000      1,092,440
                                                                ----------
                                                                 2,172,610
                                                                ----------
ss Pre-Refunded Bonds - 5.44%
    California Educational Facilities Authority
     Revenue (Pepperdine University)
     Series A 5.50% 8/1/32-09                     1,000,000      1,090,740
    Golden State Tobacco Securitization
     5.50% 6/1/43-13 (RADIAN)                     1,000,000      1,135,980
     5.625% 6/1/33-13                             1,000,000      1,144,410
    Oakland Industrial Revenue
     (Harrison Foundation) Series B
     6.00% 1/1/29-10 (AMBAC)                      1,300,000      1,455,909
                                                                ----------
                                                                 4,827,039
                                                                ----------
   Public Power Revenue Bonds - 2.47%
    California State Department Water Reserve
     Power Supply Revenue Series A
     5.375% 5/1/21                                2,000,000      2,190,140
                                                                ----------
                                                                 2,190,140
                                                                ----------
   School District General Obligation Bonds - 6.70%
    Beverly Hills Unified School District
     5.00% 8/1/30                                 1,000,000      1,073,120
    Fairfield-Suisun Unified School District
     5.50% 8/1/28 (MBIA)                            500,000        562,350
    Lawndale Elementary School District
     5.00% 8/1/32 (FSA)                           1,000,000      1,052,400
    San Diego Unified School District
     5.00% 7/1/28 (FSA)                           2,000,000      2,193,120
    Sequoia Unified High School District
     5.125% 7/1/31 (FSA)                          1,000,000      1,068,370
                                                                ----------
                                                                 5,949,360
                                                                ----------
   School District Revenue Bonds - 1.24%
    California Statewide Community
     Development (Viewpoint School Project)
     5.75% 10/1/33 (ACA)                          1,000,000      1,098,970
                                                                ----------
                                                                 1,098,970
                                                                ----------
   State General Obligation Bonds - 4.47%
    California State
     5.00% 2/1/33                                 1,000,000      1,049,320
     5.50% 11/1/33                                2,000,000      2,253,880
    California State Veterans
     Series B 5.70% 12/1/32 (AMT)                   640,000        662,822
                                                                ----------
                                                                 3,966,022
                                                                ----------
   Tax Increment/Special Assessment Bonds - 10.78%
    Commerce Joint Powers Financing Authority
     (Redevelopment Projects)
     Series A 5.00% 8/1/28 (RADIAN)               1,000,000      1,036,320
    Fremont Community Facilities District
     No. 1 Pacific Commons 5.375% 9/1/36          1,000,000      1,011,570
    La Quinta Redevelopment Agency Tax
     Allocation (Redevelopment Project
     Area #1) Series A 5.10% 9/1/31 (AMBAC)       2,000,000      2,124,161
    Lake Elisnore Public Financing Authority
     Series A 5.50% 9/1/30                        1,000,000      1,026,100
    Poway Redevelopment Agency Certificates
     of Participation 5.75% 6/15/33 (MBIA)        1,400,000      1,579,928

                                                    Principal        Market
                                                      Amount          Value
------------------------------------------------------------------------------
 MUNICIPAL BONDS (continued)
 Tax Increment/Special Assessment Bonds (continued)
   Riverside County Redevelopment Agency
     (Jurupa Valley Project)
    5.25% 10/1/35 (AMBAC)                            $ 1,590,000   $ 1,714,592
  Southern California Logistics Airport
    Authority (Southern California Logistics
    Airport Project) 6.50% 12/1/31                     1,000,000     1,079,400
                                                                   -----------
                                                                     9,572,071
                                                                   -----------
Territorial Revenue Bonds - 2.49%
  Puerto Rico Electric Power Authority Power
    Revenue Series OO 5.00% 7/1/13 (CIFG)              2,000,000     2,206,060
                                                                   -----------
                                                                     2,206,060
                                                                   -----------
Waste Disposal Revenue Bonds - 4.78%
  Salinas Valley Solid Waste Authority Revenue
    5.25% 8/1/27 (AMBAC) (AMT)                         2,000,000     2,123,000
    5.25% 8/1/31 (AMBAC) (AMT)                         2,000,000     2,115,620
                                                                   -----------
                                                                     4,238,620
                                                                   -----------
Water & Sewer Revenue Bonds - 3.62%
  California State Department of Water
    Resources Water Systems Revenue
    (Central Valley Project) Series X
    5.00% 12/1/29 (FGIC)                               1,000,000     1,056,210
  Clovis Public Financing Authority Wastewater
    Revenue 5.25% 8/1/30 (MBIA)                        1,000,000     1,097,600
  Metropolitan Water District Southern
    California Waterworks Revenue Authority
    Series B-1 5.00% 10/1/36 (FGIC)                    1,000,000     1,060,300
                                                                   -----------
                                                                     3,214,110
                                                                   -----------
TOTAL MUNICIPAL BONDS (cost $79,743,898)                            84,919,047
                                                                   -----------


                                                      Number of
                                                        Shares
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 3.06%
 Money Market Instruments - 2.50%
   Federated California Municipal Trust                2,221,462       2,221,462
                                                                     -----------
                                                                       2,221,462
                                                                     -----------
                                                       Principal
                                                        Amount
oVariable Rate Demand Notes - 0.56%
   East Bay Municipal Utilities Distributed
     Water System Revenue Series B-2
     2.28% 6/1/38 (XLCA)                             $   500,000        500,000
                                                                    -----------
                                                                        500,000
                                                                    -----------
 TOTAL SHORT-TERM INVESTMENTS
   (cost $2,721,462)                                                  2,721,462
                                                                    -----------

 TOTAL MARKET VALUE OF SECURITIES - 98.74%
   (cost $82,465,360)                                                87,640,509
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.26%                                         1,113,895
                                                                    -----------
 NET ASSETS APPLICABLE TO 7,718,184
   SHARES OUTSTANDING - 100.00%                                     $88,754,404
                                                                    -----------

                                               DELAWARE TAX-FREE CALIFORNIA FUND
STATEMENTS
     OF NET ASSETS (CONTINUED)


 Net Asset Value - Delaware Tax-Free California Fund
   Class A ($60,743,909 / 5,287,296 Shares)                              $11.49
                                                                         ------
 Net Asset Value - Delaware Tax-Free California Fund
   Class B ($18,254,744 / 1,582,804 Shares)                              $11.53
                                                                         ------
 Net Asset Value - Delaware Tax-Free California Fund
   Class C ($9,755,751 / 848,084 Shares)                                 $11.50
                                                                         ------

 COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
 Shares of beneficial interest
  (unlimited authorization - no par)                               $ 84,384,830
 Undistributed net investment income                                      1,300
 Accumulated net realized loss on investments                          (806,875)
 Net unrealized appreciation of investments                           5,175,149
                                                                   ------------
 Total net assets                                                  $ 88,754,404
                                                                   ============

o Variable rate securities. The interest rate shown is the rate as of August 31, 2005.
ss Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."


SUMMARY OF ABBREVIATIONS:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE TAX-FREE CALIFORNIA FUND
Net asset value Class A (A)                              $11.49
Sales charge (4.50% of offering price) (B)                 0.54
                                                         ------
Offering price                                           $12.03
                                                         ------

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS
       OF OPERATIONS
                                                      Year Ended August 31, 2005

                                                                   Delaware Tax-Free
                                                                    California Fund
INVESTMENT INCOME:
 Interest                                                            $ 2,955,651
                                                                     -----------

EXPENSES:
 Management fees                                                         333,974
 Distribution expenses - Class A                                          93,515
 Distribution expenses - Class B                                         157,283
 Distribution expenses - Class C                                          71,794
 Dividend disbursing and transfer agent fees and expenses                 28,033
 Accounting and administration expenses                                   21,454
 Legal and professional fees                                              27,327
 Reports and statements to shareholders                                   18,179
 Registration fees                                                        41,547
 Insurance fees                                                            5,577
 Trustees' fees                                                            3,037
 Custodian fees                                                            7,376
 Pricing fees                                                              2,797
 Taxes (other than taxes on income)                                          188
 Other                                                                     3,352
                                                                     -----------
                                                                         815,433
 Less expenses absorbed or waived                                       (135,359)
 Less expense paid indirectly                                               (391)
                                                                     -----------
 Total expenses                                                          679,683
                                                                     -----------
NET INVESTMENT INCOME                                                  2,275,968
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                  43,276
 Net change in unrealized appreciation/depreciation of investments     2,245,832
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        2,289,108
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 4,565,076
                                                                     -----------

See accompanying notes

STATEMENTS
       OF CHANGES IN NET ASSETS

                                                                                    Delaware Tax-Free
                                                                                     California Fund

                                                                                       Year Ended
                                                                          8/31/05                    8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  2,275,968               $  1,996,848
Net realized gain (loss) on investments                                      43,276                    457,665
Net change in unrealized
   appreciation/depreciation of investments                               2,245,832                    985,791
                                                                       ------------               ------------
Net increase in net assets resulting from oper                            4,565,076                  3,440,304
                                                                       ------------               ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A                                                               (1,517,382)                (1,132,294)
   Class B                                                                 (520,743)                  (608,331)
   Class C                                                                 (237,843)                  (256,223)

 Net realized gain on investments:
   Class A                                                                       --                         --
   Class B                                                                       --                         --
   Class C                                                                       --                         --
                                                                       ------------               ------------
                                                                         (2,275,968)                (1,996,848)
                                                                       ------------               ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                                               18,776,298                  3,951,903
   Class B                                                                1,177,507                    595,981
   Class C                                                                3,524,288                  1,119,322

 Net assets from reorganization*:
   Class A                                                               23,988,851                         --
   Class B                                                                6,171,643                         --
   Class C                                                                1,332,252                         --

 Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Class A                                                                  631,234                    415,131
   Class B                                                                  235,428                    218,687
   Class C                                                                  134,429                    146,059
                                                                       ------------               ------------
                                                                         55,971,930                  6,447,083
                                                                       ------------               ------------
 Cost of shares repurchased:
   Class A                                                               (8,907,524)                (2,503,632)
   Class B                                                               (4,436,217)                (2,947,439)
   Class C                                                               (1,084,487)                (2,864,956)
                                                                       ------------               ------------
                                                                        (14,428,228)                (8,316,018)
                                                                       ------------               ------------
Increase (decrease) in net assets derived
  from capital share transactions                                        41,543,702                 (1,868,935)
                                                                       ------------               ------------
NET INCREASE (DECREASE) IN NET ASSETS                                    43,832,810                   (425,479)

NET ASSETS:
 Beginning of year                                                       44,921,594                 45,347,073
                                                                       ------------               ------------
 End of year(1)                                                        $ 88,754,404               $ 44,921,594
                                                                       ------------               ------------

(1) Including undistributed (distribution in excess of)
    net investment income                                              $      1,300               $      1,300
                                                                       ------------               ------------

* See Note 6 in "Notes to Financial Statements."

See accompanying notes

FINANCIAL
       HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                      DELAWARE TAX-FREE CALIFORNIA FUND CLASS A
------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                8/31/05     8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.110     $10.750     $11.010     $10.950     $10.430

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.462       0.518       0.537       0.546       0.538
Net realized and unrealized gain (loss) on investments            0.380       0.360      (0.260)      0.060       0.520
                                                                -------     -------     -------     -------     -------
Total from investment operations                                  0.842       0.878       0.277       0.606       1.058
                                                                -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                            (0.462)     (0.518)     (0.537)     (0.546)     (0.538)
                                                                -------     -------     -------     -------     -------
Total dividends and distributions                                (0.462)     (0.518)     (0.537)     (0.546)     (0.538)
                                                                -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                  $11.490     $11.110     $10.750     $11.010     $10.950
                                                                =======     =======     =======     =======     =======

TOTAL RETURN(2)                                                   7.72%       8.34%       2.51%       5.77%      10.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $60,744     $24,797     $22,169     $23,462     $24,925
Ratio of expenses to average net assets                           0.84%       0.50%       0.50%       0.50%       0.50%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly         1.06%       0.96%       0.93%       0.97%       0.99%
Ratio of net investment income to average net assets              4.03%       4.72%       4.84%       5.05%       5.07%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly         3.81%       4.26%       4.41%       4.58%       4.58%
Portfolio turnover                                                  11%         48%         56%         93%        130%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE TAX-FREE CALIFORNIA FUND CLASS B
------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                8/31/05     8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.160     $10.790     $11.050     $10.990     $10.460

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.377       0.436       0.453       0.465       0.459
Net realized and unrealized gain (loss) on investments            0.370       0.370      (0.260)      0.060       0.530
                                                                -------     -------     -------     -------     -------
Total from investment operations                                  0.747       0.806       0.193       0.525       0.989
                                                                -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                            (0.377)     (0.436)     (0.453)     (0.465)     (0.459)
                                                                -------     -------     -------     -------     -------
Total dividends and distributions                                (0.377)     (0.436)     (0.453)     (0.465)     (0.459)
                                                                -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                  $11.530     $11.160     $10.790     $11.050     $10.990
                                                                =======     =======     =======     =======     =======

TOTAL RETURN(2)                                                   6.80%       7.60%       1.73%       4.95%       9.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $18,254     $14,530     $16,165     $15,105     $14,792
Ratio of expenses to average net assets                           1.59%       1.25%       1.25%       1.25%       1.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly         1.81%       1.71%       1.68%       1.72%       1.74%
Ratio of net investment income to average net assets              3.28%       3.97%       4.09%       4.30%       4.32%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly         3.06%       3.51%       3.66%       3.83%       3.83%
Portfolio turnover                                                  11%         48%         56%         93%        130%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE TAX-FREE CALIFORNIA FUND CLASS C
------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                8/31/05     8/31/04     8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.130     $10.760     $11.020     $10.970     $10.440

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.377       0.436       0.454       0.465       0.459
Net realized and unrealized gain (loss) on investments            0.370       0.370      (0.260)      0.050       0.530
                                                                -------     -------     -------     -------     -------
Total from investment operations                                  0.747       0.806       0.194       0.515       0.989
                                                                -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                            (0.377)     (0.436)     (0.454)     (0.465)     (0.459)
                                                                -------     -------     -------     -------     -------
Total dividends and distributions                                (0.377)     (0.436)     (0.454)     (0.465)     (0.459)
                                                                -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                  $11.500     $11.130     $10.760     $11.020     $10.970
                                                                -------     -------     -------     -------     -------

TOTAL RETURN(2)                                                   6.81%       7.62%       1.74%       4.86%       9.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $9,756      $5,595      $7,013      $7,357      $6,227
Ratio of expenses to average net assets                           1.59%       1.25%       1.25%       1.25%       1.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly         1.81%       1.71%       1.68%       1.72%       1.74%
Ratio of net investment income to average net assets              3.28%       3.97%       4.09%       4.30%       4.32%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly         3.06%       3.51%       3.66%       3.83%       3.83%
Portfolio turnover                                                  11%         48%         56%         93%        130%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES
     TO FINANCIAL STATEMENTS

                                                                August 31, 2005

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Mutual Funds II (the "Trust") is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related notes pertain to Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R)
Family of Funds are allocated amongst the funds on the basis OF average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly". The amount of this expense for the year ended August 31, 2005 was as follows:

                                             Delaware Tax-Free
                                              California Fund
                                              ---------------
  Earnings credits                                  $391

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                             Delaware Tax-Free
                                              California Fund
                                              ---------------
  On the first $500 million                        0.550%
  On the next $500 million                         0.500%
  On the next $1.5 billion                         0.450%
  In excess of $2.5 billion                        0.425%

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                 Delaware Tax-Free
                                                  California Fund
                                                  ---------------
  Operating expense limitation as a percentage
    of average daily net assets (per annum)             0.25%
  Expiration Date                                     10/31/04

  Effective November 1, 2004, operating expense
    limitation as a percentage of average
    daily net assets (per annum)                        0.63%
  Expiration Date                                      3/31/06

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, each Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                 Delaware Tax-Free
                                                  California Fund
                                                  ---------------
  Investment management fees payable to DMC            $23,757
  Dividend disbursing, transfer agent,
    accounting and administration fees and
    other expenses payable to DSC                        6,455
  Other expenses payable to DMC and affiliates*         48,186

*DMC, as a part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund were charged $1,618, $1,683, and $7,141, respectively, for internal legal services provided by DMC.

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                              Delaware Tax-Free
                                               California Fund
                                               ---------------
                                                   $27,000

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                             Delaware Tax-Free
                                              California Fund
                                              ---------------
  Class A                                        $ 1,300
  Class B                                         38,613
  Class C                                          2,509

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                              Delaware Tax-Free
                                               California Fund
                                               ---------------
  Purchases                                     $14,973,076
  Sales                                           6,433,943

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS (CONTINUED)
At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                              Delaware Tax-Free
                                               California Fund
                                               ---------------
  Cost of investments                            $82,465,360
                                                 -----------
  Aggregate unrealized appreciation              $ 5,186,117
  Aggregate unrealized depreciation                  (10,968)
                                                 -----------
  Net unrealized appreciation                    $ 5,175,149
                                                 -----------
4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                                   Delaware Tax-Free
                                                    California Fund
                                                    ---------------
                                                      Year Ended
                                                  2005           2004

  Tax-exempt income                            $2,275,968     $1,996,848
  Ordinary income                                      --             --
  Long-term capital gain                               --             --
                                               ----------     ----------
  Total                                        $2,275,968     $1,996,848
                                               ----------     ----------

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                             Delaware Tax-Free
                                              California Fund
                                              ---------------
  Shares of beneficial interest                 $84,384,830
  Undistributed tax-exempt income                     1,300
  Other temporary differences                            --
  Post-October losses                                    --
  Capital loss carryforwards                       (806,875)
  Unrealized appreciation of investments          5,175,149
                                                -----------
  Net assets                                    $88,754,404
                                                -----------

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the fund merger with Delaware Tax-Free Arizona Fund (see Note 6).

Post-October losses represent losses realized on investment transactions from November 1, 2004, through August 31, 2005 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                            Delaware Tax-Free
  Year of expiration                         California Fund
  ------------------                        -----------------
  2008                                           $     --
  2009                                            800,836
  2011                                              6,039
  2012                                                 --
  2013                                                 --
                                                 --------
  Total                                          $806,875
                                                 --------
For the year ended August 31, 2005, the Funds utilized capital loss carryforwards as follows:
                                               Delaware Tax-Free
                                                California Fund
                                                ---------------
  Capital loss carryforwards utilized               $43,276

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                            Delaware Tax-Free
                                             California Fund
                                          -----------------------
                                                 Year Ended
                                           8/31/05       8/31/04

   Shares sold:
     Class A                             1,654,876       360,300
     Class B                               103,646        53,736
     Class C                               310,646       101,425

   Shares issued in connection
     with reorganization(1):
     Class A                             2,134,239          --
     Class B                               547,132          --
     Class C                               118,422          --

   Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                55,362        37,827
     Class B                                20,826        19,846
     Class C                                11,984        13,289
                                        ----------    ----------
                                         4,957,133       586,423
                                        ----------    ----------
   Shares repurchased:
     Class A                              (789,011)     (229,121)
     Class B                              (391,206)     (269,400)
     Class C                               (95,803)     (263,562)
                                        ----------    ----------
                                        (1,276,020)     (762,083)
                                        ----------    ----------
   Net increase (decrease)               3,681,113      (175,660)
                                        ----------    ----------

(1) See note 6

For the years ended August 31, 2005 and August 31, 2004, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets as follows:

                                                         Year Ended                                      Year Ended
                                                           8/31/05                                         8/31/04
                                          Class B Shares   Class A Shares     Value     Class B Shares    Class A Shares    Value
                                          --------------   --------------     -----     --------------    --------------    -----
  Delaware Tax-Free California Fund            99,446          99,804      $1,132,607        1,386            1,392        $15,425

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

6. FUND REORGANIZATION
Effective April 11, 2005, Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund, respectively, each an open-end investment company, pursuant to Plans and Agreements of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund received shares of the respective class of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund, respectively, equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund.

The Reorganizations were treated as non-taxable events and, accordingly, each of Delaware Tax-Free Arizona Insured Fund's and Delaware Tax-Free California Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund as of the close of business on April 8, 2005, were as follows:

                                                                   Net Unrealized         Accumulated Net
                                                Net Assets          Appreciation        Realized Gain/Loss
                                                ----------          ------------        ------------------
  Delaware Tax-Free California Insured Fund     31,492,746             1,782,779                     --

*Includes prior year capital loss carryforwards

The net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund prior to the Reorganizations were $134,516,468 and $46,891,287, respectively. The combined net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund after the Reorganization were $163,404,245 and $78,384,033, respectively.

7. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the fiscal year.

8. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Each Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become " when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                    (A)                (B)
                                                 Long Term             Tax-
                                               Capital Gains         Exempt             Total
                                               Distributions      Distributions     Distributions
                                                (Tax Basis)        (Tax Basis)       (Tax Basis)
                                                -----------        -----------       -----------
Delaware Tax-Free California Fund                    --                100%              100%

(A) and (B) are based on a percentage of each Fund's total distributions.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Voyageur Insured Funds - Delaware Tax-Free
  Arizona Insured Fund
Voyageur Mutual Funds -Delaware Tax-Free California Fund
Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free California Fund (one of the series constituting Voyageur Mutual Funds), and Voyageur Mutual Funds II (comprised of Delaware Tax-Free Colorado Fund) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Arizona Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                            ERNST & YOUNG LLP


Philadelphia, Pennsylvania
October 14, 2005

OTHER
       FUND INFORMATION


PROXY RESULTS
The shareholders of Voyageur Mutual Funds, Voyageur Insured Funds, Voyageur Investment Trust and Voyageur Mutual Funds II (each a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the each of the Trusts.


                               Voyageur Mutual Funds              Voyageur Insured Funds
                            --------------------------          --------------------------
                            Shares         Shares Voted         Shares         Shares Voted
                           Voted For    Withheld Authority     Voted For    Withheld Authority
                          -----------  --------------------   -----------  --------------------
Thomas L. Bennett         20,895,279         360,094          25,076,354         602,982
Jude T. Driscoll          20,914,640         340,733          25,120,169         559,167
John A. Fry               20,894,794         360,579          25,085,403         593,933
Anthony D. Knerr          20,894,489         360,884          25,066,460         612,876
Lucinda S. Landreth       20,879,032         376,341          25,124,950         554,386
Ann R. Leven              20,857,875         397,498          25,085,383         593,953
Thomas F. Madison         20,905,986         349,387          25,067,669         611,667
Janet L. Yeomans          20,859,671         395,702          25,123,301         556,035
J. Richard Zecher         20,914,640         340,733          25,055,313         624,023

                             Voyageur Investment Trust           Voyageur Mutual Funds II
                           -----------------------------        ---------------------------
                            Shares         Shares Voted         Shares         Shares Voted
                           Voted For    Withheld Authority     Voted For    Withheld Authority
                          -----------  --------------------   -----------  --------------------
Thomas L. Bennett         14,252,335         431,663          16,692,794         597,061
Jude T. Driscoll          14,251,144         432,854          16,715,574         574,281
John A. Fry               14,258,739         425,259          16,720,892         568,963
Anthony D. Knerr          14,258,995         425,003          16,721,519         568,336
Lucinda S. Landreth       14,254,091         429,907          16,684,563         605,292
Ann R. Leven              14,252,612         431,386          16,712,163         577,692
Thomas F. Madison         14,259,139         424,859          16,651,912         637,943
Janet L. Yeomans          14,251,014         432,984          16,719,493         570,362
J. Richard Zecher         14,248,581         432,417          16,686,028         603,827

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of the Trusts will be able to hire and replace subadvisers without shareholder approval.

                                               For           Against        Abstain    Broker Non-Votes
                                              ----          --------       --------    -----------------
Delaware Tax-Free California Fund          1,743,159         85,730         88,909         589,389

OTHER
       FUND INFORMATION (CONTINUED)


BOARD CONSIDERATION OF DELAWARE TAX-FREE ARIZONA INSURED FUND, DELAWARE TAX-FREE CALIFORNIA FUND AND DELAWARE TAX-FREE COLORADO FUND INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Boards of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questioNS raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% -- the second quartile; the next 25% -- the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three-, five- and 10-year periods, as applicable, ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

OTHER
       FUND INFORMATION (CONTINUED)

DELAWARE TAX-FREE CALIFORNIA FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one-, three- and five-year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE TAX-FREE CALIFORNIA FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 Jude T. Driscoll(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
     19103                  Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 Thomas L. Bennett            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
     19103                                                      Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)

------------------------------------------------------------------------------------------------------------------------------------
    John A. Fry               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
     19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)

------------------------------------------------------------------------------------------------------------------------------------
 Anthony D. Knerr             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
     19103                                                        (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
Lucinda S. Landreth           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
     19103                                                          (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   Ann R. Leven               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
     19103                                                                                                      Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 Thomas F. Madison            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
     19103                                                    (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Janet L. Yeomans             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
     19103
                                                                Ms. Yeomans has held
July 31, 1948                                              various management positions
                                                                 at 3M Corporation
                                                                   since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Zecher            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
     19103                                                      (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 Michael P. Bishof            Senior         Chief Financial    Mr. Bishof has served in           92                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005    at different times at
    19103                 Chief Financial                         Delaware Investments.
                              Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro  Executive Vice President,   2 Years      Ms. Maestro has served in            92                 None(3)
2005 Market Street      Chief Legal Officer                 various executive capacities
 Philadelphia, PA          and Secretary                        at different times at
    19103                                                       Delaware Investments.

 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------

 John J. O'Connor      Senior Vice President    Treasurer    Mr. O'Connor has served in            92                 None(3)
2005 Market Street         and Treasurer          since     various executive capacities
 Philadelphia, PA                               February       at different times at
    19103                                       17, 2005       Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                        AFFILIATED OFFICERS                    CONTACT INFORMATION
JUDE T. DRISCOLL                         MICHAEL P. BISHOF                      INVESTMENT MANAGER
Chairman                                 Senior Vice President and              Delaware Management Company,
Delaware Investments Family of Funds     Chief Financial Officer                a Series of Delaware Management Business Trust
Philadelphia, PA                         Delaware Investments Family of Funds   Philadelphia, PA
                                         Philadelphia, PA
THOMAS L. BENNETT                                                               NATIONAL DISTRIBUTOR
Private Investor                         RICHELLE S. MAESTRO                    Delaware Distributors, L.P.
Rosemont, PA                             Executive Vice President,              Philadelphia, PA
                                         Chief Legal Officer and Secretary
JOHN A. FRY                              Delaware Investments Family of Funds   SHAREHOLDER SERVICING, DIVIDEND
President                                Philadelphia, PA                       DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                     Delaware Service Company, Inc.
Lancaster, PA                            JOHN J. O'CONNOR                       2005 Market Street
                                         Senior Vice President and Treasurer    Philadelphia, PA 19103-7094
ANTHONY D. KNERR                         Delaware Investments Family of Funds
Managing Director                        Philadelphia, PA                       FOR SHAREHOLDERS
Anthony Knerr & Associates                                                      800 523-1918
New York, NY
                                                                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                 800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                WEB SITE
                                                                                www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(9756)                                                       Printed in the USA
AR-WEST [8/05] IVES 10/05                                 MF-05-09-035  PO10442

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME






ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE IDAHO FUND
















[GRAPHIC OMITTED] POWERED BY RESEARCH(R)

TABLE
   OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES

   Delaware Tax-Free Idaho Fund                                 4

   Delaware Tax-Free Missouri Insured Fund                      6

   Delaware Tax-Free Oregon Insured Fund                        8
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                    10
-----------------------------------------------------------------
SECTOR ALLOCATIONS                                             11
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                    14

   Statements of Operations                                    22

   Statements of Changes in Net Assets                         23

   Financial Highlights                                        24

   Notes to Financial Statements                               33
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      38
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         39
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       42
-----------------------------------------------------------------


   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2005 Delaware Distributors, L.P.

PORTFOLIO                                                     September 13, 2005
   MANAGEMENT REVIEW




FUND MANAGERS

Patrick P. Coyne
Executive Vice President, Managing Director, Head of Equity Investments

Robert F. Collins
Co-Manager

Joseph R. Baxter
Co-Manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates -- notably, the fed-funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings -- a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7% to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage point on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (Source: Municipal Market Data).

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical -- the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST 12 MONTHS IN IDAHO, MISSOURI, AND OREGON?
Credit has performed very well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause.

Idaho's economy has expanded and diversified in recent years, benefiting from population growth and low business costs. Although the state economy is diverse, there is an above-average dependence on the natural resources sector. Since 1990, state employment growth has been above U.S. levels. The state has dealt with revenue declines and growing expenditure needs through spending controls and fund transfers. Total revenues grew approximately 10% in the first eight months of fiscal 2005 due to strong increases in personal income and sales tax (Source: Municipal Market Data). While revenue growth is projected in the next few fiscal years, projected increases in expenditure needs -- especially in the areas of education and health and human services -- are expected to result in a budget gap.

Missouri's greatest economic strength is its diversity, which is partly based on the state's location at the geographic center of the nation (Source: Municipal Market Data). This gives it an economic advantage in trade and manufacturing. For the first nine months of fiscal 2005, total state revenues were up moderately. The state expects the general fund balance to be drawn down in fiscal 2005 due to the limitation of taxes imposed by the general assembly.

After suffering through three years of job loses, Oregon's economy has provided solid growth for the last two years. Employment, which grew at 2.5% in 2004, has continued to grow in 2005, with gains accelerating to over 3% for the 12 months ended July 2005. State revenues are up moderately for the first nine months of fiscal 2005 (Source: Municipal Market Data). Oregon's most recent revenue forecast provides for more General Fund resources for the 2005-2007 biennium than originally anticipated. Higher-than-expected personal income taxes, which represent nearly 90% of revenues in the state general fund, account for most of the upward forecast revision. Oregon has not yet adopted a two-year budget for 2005-2007. In the interim, the state is operating under a continuing appropriation resolution. Until a new budget is adopted, spending levels are maintained at the level of the last quarter of the most recent fiscal year. We believe Oregon should continue to implement tight financial controls to compensate for low budget reserves and further uncertainty associated with voter initiative activity.

Overall, municipal bond issuance has remained robust in 2005, and these three states are no exception. Total national issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace remains. The drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Idaho and Missouri, in particular, have experienced significantly higher issuance levels, up 150% and 39% in volume year-to-date, respectively. In Oregon, the new issue volume has increased by 4.7% over last year's pace, below the 13% growth rate for the municipal market in total (source: Municipal Market Data).

HOW DID DELAWARE TAX-FREE IDAHO FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Tax-Free Idaho Fund returned 5.25% (Class A shares at net asset value with distributions reinvested) and 0.53% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Other States Municipal Debt Funds Universe Average, which returned 3.72%, and was in line with the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which excluded sales charges (source: Lipper, Inc.). How did Delaware Tax-Free Missouri Insured Fund perform during the fiscal year? For the fiscal year ended August 31, 2005, Delaware Tax-Free Missouri Insured Fund returned 5.27% (Class A shares at net asset value with distributions reinvested) and 0.57% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Missouri Municipal Debt Funds Universe Average, which returned 4.92%, and was in line with the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which excluded sales charges (source:
Lipper, Inc.).

FOR EACH FUND, WHAT STRATEGIES INFLUENCED FUND PERFORMANCE?
The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate as set forth in its prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns. This selection process has contributed across all funds.

While the Federal Reserve raised short-term rates by increasing the fed-funds target rate, long-term bond yields declined, as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" structure and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield, it causes the credit curve to tighten and results in good performance for those securities. Bonds rated A and BBB, and non-investment grade securities have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds have benefited from an allotment to these higher-risk credits.

*For complete annualized performance, see tables on pages 4, 6, and 8.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment environment for colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico have also performed well during the period.

The Delaware Tax-Free Idaho Fund has the broadest mandate of these three funds and has therefore been able to participate in all four sources of return. The Fund is structured with long maturities that have benefited from the flattening of the yield curve, it has a meaningful allotment in mid-to-lower investment grade securities and this has allowed it to participate in some of the better-performing sectors.

CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE IDAHO FUND?
Some securities that have performed well in the portfolio are education bonds such as Boise State University and student housing bonds for the University of Idaho. Elks Rehab Hospital in the healthcare sector and Nez Perce County IDR for Potlatch Corporation in the corporate sector were other key holdings. Puerto Rico securities have also contributed significant returns through bonds issued for their general fund, power authority and highway and transportation authority.

FOR EACH FUND, WHAT DETRACTED FROM PERFORMANCE?
Detracting from each of our Funds' performance, relative to the benchmark index, was the significant decision to avoid the unenhanced tobacco sector. This sector, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and therefore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in this sector and have generally avoided securities backed by airline corporation revenues, as we are concerned about the long-term fundamentals of the industry.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

PERFORMANCE SUMMARY
   DELAWARE TAX-FREE IDAHO FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005           Lifetime    Ten Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
Excluding Sales Charge               +6.46%      +5.79%       +6.22%      +5.25%
Including Sales Charge               +6.01%      +5.31%       +5.24%      +0.53%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
Excluding Sales Charge               +5.40%      +5.20%       +5.42%      +4.39%
Including Sales Charge               +5.40%      +5.20%       +5.17%      +0.39%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
Excluding Sales Charge               +5.61%      +5.00%       +5.45%      +4.47%
Including Sales Charge               +5.61%      +5.00%       +5.45%      +3.47%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks as high a level of current income exempt from federal income tax and Idaho state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$87 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

83
--------------------------------------------------------------------------------
FUND START DATE:

January 4, 1995

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Robert F. Collins is Vice President and Senior Portfolio Manager of municipal bond development. Prior to joining Delaware Investments, Mr. Collins was a Senior Vice President and Director of Portfolio Management in the Municipal Investment Group within PNC Advisors. Mr. Collins received a bachelor of arts degree in economics from Ursinus College in Collegeville, PA. He is Chartered Financial Analyst and an active member of the Financial Analysts of Philadelphia.

Joseph R. Baxter, Vice President/Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  VIDAX
Class B  DVTIX
Class C  DVICX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                               [GRAPHIC OMITTED]

                          DELAWARE               LEHMAN-BROTHERS
                         IDAHO FUND            MUNICIPAL BOND INDEX

     AUG-95                $9,550                    $10,000
     AUG-96               $10,123                    $10,524
     AUG-97               $11,128                    $11,496
     AUG-98               $12,132                    $12,491
     AUG-99               $12,012                    $12,553
     AUG-00               $12,402                    $13,403
     AUG-01               $13,672                    $14,769
     AUG-02               $14,405                    $15,691
     AUG-03               $14,807                    $16,183
     AUG-04               $15,920                    $17,334
     AUG-95               $16,756                    $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect for all classes of the Delaware Tax-Free Idaho Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the period March 1, 2005 to August 31, 2005
   OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the tables assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE IDAHO FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                   Expenses
                                                           Beginning      Ending                 Paid During
                                                            Account      Account     Annualized     Period
                                                             Value        Value        Expense     3/1/05 to
                                                             3/1/05      8/31/05        Ratio       8/31/05
-------------------------------------------------------------------------------------------------------------
Actual Fund Return
Class A                                                    $1,000.00   $1,027.00       0.88%        $4.50
Class B                                                     1,000.00    1,022.20       1.63%         8.31
Class C                                                     1,000.00    1,023.10       1.63%         8.31
-------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                                                    $1,000.00   $1,020.77       0.88%        $4.48
Class B                                                     1,000.00    1,016.99       1.63%         8.29
Class C                                                     1,000.00    1,016.99       1.63%         8.29
-------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
   DELAWARE TAX-FREE IDAHO FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                             Percentage
SECTOR                                                      OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                94.74%
--------------------------------------------------------------------------
City General Obligation Bonds                                   3.11%

Corporate-Backed Revenue Bonds                                  7.31%

Dedicated Tax & Fees Revenue Bonds                              1.35%

Escrowed to Maturity Bonds                                      2.22%

Higher Education Revenue Bonds                                 13.26%

Hospital Revenue Bonds                                          5.49%

Miscellaneous Revenue Bonds                                     0.63%

Multifamily Housing Revenue Bonds                               1.12%

Municipal Lease Revenue Bonds                                   7.32%

Political Subdivision General Obligation Bonds                  2.65%

Pre-Refunded Bonds                                              6.94%

School District General Obligation Bonds                       14.24%

Single Family Housing Revenue Bonds                             3.76%

Tax Increment/Special Assessment Bonds                          5.49%

Territorial General Obligation Bonds                            2.48%

Territorial Revenue Bonds                                      14.38%

Water & Sewer Revenue Bonds                                     2.99%
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          3.56%
--------------------------------------------------------------------------
Money Market                                                    2.18%

Variable Rate Demand Notes                                      1.38%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.30%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.70%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

STATEMENTS                                          DELAWARE TAX-FREE IDAHO FUND
   OF NET ASSETS                                    August 31, 2005

                                                     Principal         Market
                                                      Amount           Value

MUNICIPAL BONDS - 94.74%

City General Obligation Bonds - 3.11%
   Nampa Idaho 5.00% 8/1/21 (FGIC)                  $ 2,475,000     $ 2,713,046
                                                                    -----------
                                                                      2,713,046
                                                                    -----------
Corporate-Backed Revenue Bonds - 7.31%
   Meridian Economic Development
      Corporation Revenue Refunding Industrial
      Development (Hi-Micro Project)
      5.85% 8/15/11 (AMT)                             1,250,000       1,271,613
   Nez Perce County Pollution Control Revenue
      Refunding (Potlatch Corporation Project)
      6.00% 10/1/24                                   2,535,000       2,585,243
   Power County Pollution Control Revenue
      Refunding (FMC Corporation Project)
      5.625% 10/1/14                                  2,475,000       2,510,492
                                                                    -----------
                                                                      6,367,348
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 1.35%
   Idaho Bond Bank Authority Revenue Series A
      5.00% 9/1/14 (AMBAC)                              350,000         388,465
      5.00% 9/1/15 (AMBAC)                              400,000         441,368
      5.00% 9/1/16 (AMBAC)                              315,000         346,232
                                                                    -----------
                                                                      1,176,065
                                                                    -----------
Escrowed to Maturity Bonds - 2.22%
   Puerto Rico Commonwealth Infrastructure
      Financing Authority Special Series A
      5.375% 10/1/24                                  1,750,000       1,932,998
                                                                    -----------
                                                                      1,932,998
                                                                    -----------
Higher Education Revenue Bonds - 13.26%
   Boise State University Revenue
      5.00% 4/1/17 (AMBAC)                              500,000         545,385
      5.00% 4/1/18 (FGIC)                             1,645,000       1,799,087
      5.125% 4/1/31 (FGIC)                            1,000,000       1,059,770
   Idaho State University Revenue
      Refunding and Improvement
      5.00% 4/1/20 (FSA)                              1,130,000       1,220,513
      5.00% 4/1/23 (FSA)                              2,115,000       2,268,549
   North Idaho College Dormitory Housing
      Certificate of Participation
      6.45% 10/1/16                                   1,000,000       1,045,470
   University of Idaho Revenue Refunding
      General Series A 5.00% 4/1/21 (AMBAC)           1,150,000       1,250,786
   University of Idaho Revenue Student Fee
      (Housing Improvements Project)
      5.25% 4/1/31 (FGIC)                             2,195,000       2,367,439
                                                                    -----------
                                                                     11,556,999
                                                                    -----------
Hospital Revenue Bonds - 5.49%
   Idaho Health Facilities Authority
      Hospital Revenue
      (Idaho Elks Rehabilitation
      Hospital Project)
      5.30% 7/15/18                                     625,000         645,281
      5.45% 7/15/23                                   2,000,000       2,061,880
      (Portneuf Medical Center Project)
      Series A 5.00% 9/1/35 (RADIAN)                  2,000,000       2,075,040
                                                                    -----------
                                                                      4,782,201
                                                                    -----------
Miscellaneous Revenue Bonds - 0.63%
   Boise City Revenue Refunding
      Series A 5.375% 12/1/31 (MBIA)                    500,000         546,905
                                                                    -----------
                                                                        546,905
                                                                    -----------

                                                     Principal         Market
                                                      Amount           Value

MUNICIPAL BONDS (continued)

Multifamily Housing Revenue Bonds - 1.12%
   Idaho State Housing Agency Revenue
      (Park Place Project) Series A
      6.50% 12/1/36 (FHA) (AMT)                     $   960,000     $   980,122
                                                                    -----------
                                                                        980,122
                                                                    -----------
Municipal Lease Revenue Bonds - 7.32%
   Blaine School District #61 Certificate of
      Participation 5.00% 7/30/10 (AMBAC)             1,000,000       1,079,370
   Boise City Certificate of Participation
      5.375% 9/1/20 (FGIC) (AMT)                      2,100,000       2,241,938
   Idaho State Building Authority Revenue
      Series A 5.00% 9/1/21 (MBIA)                    1,150,000       1,199,393
      5.00% 9/1/43 (XLCA)                             1,000,000       1,049,370
      Series B 5.00% 9/1/21 (MBIA)                      750,000         804,533
                                                                    -----------
                                                                      6,374,604
                                                                    -----------
Political Subdivision General Obligation Bonds - 2.65%
   Lemhi County 5.20% 8/1/27 (FSA)                    2,145,000       2,312,138
                                                                    -----------
                                                                      2,312,138
                                                                    -----------
ss.Pre-Refunded Bonds - 6.94%
   Ammon Urban Renewal Agency Revenue
      Sub Lien Tax Increment Series B
      6.25% 8/1/18-06                                   445,000         458,653
   Idaho Health Facilities Authority
      Hospital Revenue
      (Bannock Regional Medical Center Project)
      6.375% 5/1/17-06                                1,445,000       1,505,459
      (Bonner General Hospital Project)
      6.50% 10/1/28-07                                1,500,000       1,630,694
   Puerto Rico Commonwealth Public
      Improvement Series A 5.125% 7/1/31-11           1,010,000       1,112,384
   University of Idaho Revenue Student Fee
      (Telecommunications)
      5.85% 4/1/11-06 (FSA)                           1,300,000       1,335,958
                                                                    -----------
                                                                      6,043,148
                                                                    -----------
School District General Obligation Bonds - 14.24%
   Ada & Canyon Counties Joint School
      District #2 Meridian
      4.75% 2/15/20                                   1,000,000       1,066,260
      5.00% 7/30/20                                   2,155,000       2,320,439
      5.125% 7/30/19                                  1,005,000       1,099,038
      5.50% 7/30/16                                   1,305,000       1,526,511
   Bannock County School District #025
      (Pocatello School Board Guaranteed
      Program) 5.00% 8/15/15                          1,040,000       1,153,121
   Canyon County School District #132
      5.00% 7/30/15 (FGIC)                            2,000,000       2,235,620
   Kootenai County School District
      5.00% 8/15/16                                     740,000         823,731
      5.00% 8/15/18                                     840,000         929,132
   Power & Cassia Counties Joint School
      District #381 (American Falls Project)
      5.00% 8/1/17                                    1,155,000       1,253,579
                                                                    -----------
                                                                     12,407,431
                                                                    -----------

STATEMENTS                                          DELAWARE TAX-FREE IDAHO FUND
   OF NET ASSETS (CONTINUED)

                                                     Principal         Market
                                                      Amount           Value

MUNICIPAL BONDS (continued)

Single Family Housing Revenue Bonds - 3.76%
   Idaho Housing & Finance Association
      Single Family Mortgage
      Series A Class I 5.55% 1/1/33 (AMT)           $    85,000     $    85,507
      Series A-2 Class I 5.20% 1/1/34 (AMT)             160,000         165,576
      Series C Class I 5.55% 1/1/33 (AMT)               180,000         188,496
      Series C Class III 5.35% 1/1/25 (AMT)             360,000         373,334
      Series D Class III 5.45% 7/1/23 (AMT)           1,465,000       1,532,008
      Series E Class I 5.35% 1/1/33 (AMT)               180,000         187,088
   Idaho Housing Agency Single Family Mortgage
      Series A 6.05% 7/1/13
      (AMBAC)(FHA)(VA)(AMT)                              70,000          70,536
      Series A 6.10% 7/1/16 (FHA)(VA)(AMT)               95,000          95,742
      Series A-1 6.85% 7/1/12 (AMT)                      10,000          10,088
      Series B 6.45% 7/1/15 (FHA)(VA)(AMT)               35,000          35,691
      Series C-2 6.35% 7/1/15 (AMT)                      50,000          50,963
      Series E 6.35% 7/1/15 (FHA)(AMT)                   90,000          91,901
      Series E-1 6.60% 7/1/11                            15,000          15,124
      Series G-2 6.15% 7/1/15 (FHA)(VA)(AMT)            370,000         377,074
                                                                    -----------
                                                                      3,279,128
                                                                    -----------
Tax Increment/Special Assessment Bonds - 5.49%
   Boise Urban Renewal Agency Parking
      Revenue Refunding Tax Increment
      Series A 6.125% 9/1/15                          2,090,000       2,169,045
      Series B 6.125% 9/1/15                          1,700,000       1,764,294
   Bonner County Local Improvement
      District #93-1
      6.35% 4/30/06                                     185,000         185,838
      6.40% 4/30/07                                     195,000         195,885
      6.50% 4/30/08                                     110,000         110,498
      6.50% 4/30/10                                     100,000         100,430
   Coeur D'Alene Local Improvement District #6
      Series 1995 6.00% 7/1/09                           85,000          85,595
      Series 1996 6.05% 7/1/10                           90,000          90,635
      Series 1997 6.10% 7/1/12                           40,000          40,263
      Series 1998 6.10% 7/1/14                           45,000          45,284
                                                                    -----------
                                                                      4,787,767
                                                                    -----------
Territorial General Obligation Bonds - 2.48%
   Puerto Rico Commonwealth Public
      Improvement Series A 5.00% 7/1/34               1,000,000       1,051,310
   Puerto Rico Public Finance Corporation
      Commonwealth Appropriation Series A
      (LOC, Puerto Rico Government Bank)
      5.75% 8/1/27                                    1,000,000       1,110,680
                                                                    -----------
                                                                      2,161,990
                                                                    -----------
Territorial Revenue Bonds - 14.38%
   Puerto Rico Commonwealth Highway &
      Transportation Authority Revenue
      Series D 5.25% 7/1/38                           1,000,000       1,064,200
      Series G 5.00% 7/1/33                           2,000,000       2,096,220
      Series W 5.50% 7/1/15                             175,000         197,831
      Series Y 5.00% 7/1/36                           2,000,000       2,122,779
  ^Puerto Rico Commonwealth Infrastructure
      Financing Authority Series A
      4.60% 7/1/30 (FGIC)                             1,000,000         332,620
   Puerto Rico Commonwealth Public
      Improvement Series A 5.125% 7/1/31              1,990,000       2,085,301

                                                     Principal         Market
                                                      Amount           Value

MUNICIPAL BONDS (continued)

Territorial Revenue Bonds (continued)
   Puerto Rico Electric Power Authority Revenue
      Series II 5.25% 7/1/31                        $ 1,000,000     $ 1,074,830
      Series NN 5.125% 7/1/29                           500,000         537,655
   Puerto Rico Public Buildings Authority
      Revenue (Government Facilities)
      Series J 5.00% 7/1/28                           1,000,000       1,071,880
   Virgin Islands Public Finance Authority
      5.25% 10/1/20                                     500,000         543,025
      5.25% 10/1/21                                     500,000         542,630
      5.25% 10/1/24                                     800,000         861,296
                                                                    -----------
                                                                     12,530,267
                                                                    -----------
Water & Sewer Revenue Bonds - 2.99%
   Chubbuck Water Revenue
      Certificate of Participation
      6.35% 4/1/08                                      125,000         125,278
      6.40% 4/1/10                                      135,000         135,290
   Moscow Sewer Revenue
      5.00% 11/1/22 (FSA)                             2,175,000       2,347,195
                                                                    -----------
                                                                      2,607,763
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $78,735,182)                             82,559,920
                                                                    -----------
                                                       Number
                                                      of Shares
Short-Term Investments - 3.56%

Money Market Instruments - 2.18%
   Dreyfus Tax-Exempt Cash
      Management Fund                                 1,903,207       1,903,207
                                                                    -----------
                                                                      1,903,207
                                                                    -----------
                                                      Principal
                                                        Amount
oVariable Rate Demand Notes - 1.38%
   Boise City Housing Authority Multifamily
      Revenue (Civic Plaza Housing Project)
      Series C 2.45% 3/1/33                         $ 1,200,000       1,200,000
                                                                    -----------
                                                                      1,200,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
   (cost $3,103,207)                                                  3,103,207
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES - 98.30%
   (cost $81,838,389)                                                85,663,127
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.70%                                         1,479,918
                                                                    -----------
NET ASSETS APPLICABLE TO 7,494,229
   SHARES OUTSTANDING - 100.00%                                     $87,143,045
                                                                    ===========

Net Asset Value - Delaware Tax-Free Idaho Fund
   Class A ($60,554,462 / 5,206,306 Shares)                              $11.63
                                                                         ------
Net Asset Value - Delaware Tax-Free Idaho Fund
   Class B ($10,910,528 / 939,359 Shares)                                $11.61
                                                                         ------
Net Asset Value - Delaware Tax-Free Idaho Fund
   Class C ($15,678,055 / 1,348,564 Shares)                              $11.63
                                                                         ------

STATEMENTS                                          DELAWARE TAX-FREE IDAHO FUND
   OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
   (unlimited authorization - no par)                               $83,638,070
Distributions in excess of net investment income                        (11,301)
Accumulated net realized loss on investments                           (308,462)
Net unrealized appreciation of investments                            3,824,738
                                                                    -----------
Total net assets                                                    $87,143,045
                                                                    ===========

ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."
  oVariable rate notes. The interest rate shown is the rate as of
   August 31, 2005.
  ^Zero coupon security. The rate shown is the yield at the time of purchase.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by the Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration
XLCA - Insured by XL Capital Assurance

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE TAX-FREE IDAHO FUND
Net asset value Class A (A)                                              $11.63
Sales charge (4.50% of offering price) (B)                                 0.55
                                                                         ------
Offering price                                                           $12.18
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                            Year Ended August 31, 2005
   OF OPERATIONS

                                                                      Delaware
                                                                      Tax-Free
                                                                        Idaho
                                                                        Fund
INVESTMENT INCOME:
   Interest                                                          $4,054,247
                                                                     ----------

EXPENSES:
   Management fees                                                      465,268
   Distribution expenses - Class A                                      144,800
   Distribution expenses - Class B                                      116,511
   Distribution expenses - Class C                                      150,405
   Dividend disbursing and transfer agent fees and expenses              52,471
   Accounting and administration expenses                                29,306
   Legal and professional fees                                           23,414
   Reports and statements to shareholders                                22,331
   Registration fees                                                      4,808
   Custodian fees                                                         4,284
   Trustees' fees                                                         4,368
   Pricing fees                                                           3,034
   Insurance                                                              5,392
   Taxes                                                                     --
   Other                                                                  1,103
                                                                     ----------
                                                                      1,027,495
   Less expenses absorbed or waived                                     (87,507)
   Less expenses paid indirectly                                           (488)
                                                                     ----------
   Total expenses                                                       939,500
                                                                     ----------
NET INVESTMENT INCOME                                                 3,114,747
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                     416,497
   Net change in unrealized appreciation/depreciation of investments    566,203
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         982,700
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,097,447
                                                                     ==========

See accompanying notes

STATEMENTS
   OF CHANGES IN NET ASSETS

                                                                    Delaware Tax-Free
                                                                       Idaho Fund
                                                                       Year Ended
                                                               8/31/05            8/31/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                     $ 3,114,747       $  3,351,319
  Net realized gain on investments                              416,497             90,044
  Net change in unrealized
    appreciation/depreciation of investments                    566,203          2,586,497
                                                            -----------       ------------
  Net increase in net assets resulting from operations        4,097,447          6,027,860
                                                            -----------       ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                  (2,268,543)        (2,251,688)
    Class B                                                    (369,910)          (517,449)
    Class C                                                    (476,579)          (595,401)
                                                            -----------       ------------
                                                             (3,115,032)         3,364,538)
                                                            -----------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                   9,100,675         10,915,660
    Class B                                                     378,499            568,680
    Class C                                                   3,196,560          5,705,800

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                   1,470,126          1,441,777
    Class B                                                     211,390            296,540
    Class C                                                     286,213            353,346
                                                            -----------       ------------
                                                             14,643,463         19,281,803
                                                           -----------       ------------
  Cost of shares repurchased:
    Class A                                                  (6,264,069)       (10,140,886)
    Class B                                                  (2,857,710)        (5,132,398)
    Class C                                                  (3,018,204)        (7,793,040)
                                                           -----------       ------------
                                                             12,139,983)       (23,066,324)
                                                           -----------       ------------
Increase (decrease) in net assets derived
  from capital share transactions                             2,503,480         (3,784,521)
                                                            -----------       ------------
NET INCREASE (DECREASE) IN NET ASSETS                         3,485,895         (1,121,199)

NET ASSETS:
  Beginning of year                                          83,657,150         84,778,349
                                                            -----------       ------------
  End of year(1)                                            $87,143,045       $ 83,657,150
                                                            ===========       ============

  (1)Including distributions in excess of
    net investment income                                   $   (11,301)      $    (11,301)
                                                            ===========       ============

See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                        Delaware Tax-Free Idaho Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.490     $11.140      $11.320     $11.260      $10.730

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.452       0.478        0.497       0.522        0.541
Net realized and unrealized gain (loss) on investments          0.140       0.353       (0.181)      0.059        0.530
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.592       0.831        0.316       0.581        1.071
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.452)     (0.481)      (0.496)     (0.521)      (0.541)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.452)     (0.481)      (0.496)     (0.521)      (0.541)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.630     $11.490      $11.140     $11.320      $11.260
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 5.25%       7.58%        2.81%       5.36%       10.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $60,554     $55,572      $51,682     $45,108      $38,228
Ratio of expenses to average net assets                         0.87%       0.97%        0.93%       1.00%        1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.98%       0.97%        1.00%       1.03%        1.03%
Ratio of net investment income to average net assets            3.92%       4.21%        4.36%       4.69%        4.94%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.81%       4.21%        4.29%       4.66%        4.91%
Portfolio turnover                                                27%         13%          18%         11%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                        Delaware Tax-Free Idaho Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.480     $11.130      $11.310     $11.250      $10.720

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.366       0.393        0.412       0.439        0.460
Net realized and unrealized gain (loss) on investments          0.130       0.353       (0.181)      0.059        0.530
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.496       0.746        0.231       0.498        0.990
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.366)     (0.396)      (0.411)     (0.438)      (0.460)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.366)     (0.396)      (0.411)     (0.438)      (0.460)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.610     $11.480      $11.130     $11.310      $11.250
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.39%       6.79%        2.05%       4.58%        9.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $10,911     $13,044      $16,801     $14,809      $12,366
Ratio of expenses to average net assets                         1.62%       1.72%        1.68%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.73%       1.72%        1.75%       1.78%        1.78%
Ratio of net investment income to average net assets            3.17%       3.46%        3.61%       3.94%        4.19%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.06%       3.46%        3.54%       3.91%        4.16%
Portfolio turnover                                                27%         13%          18%         11%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                         Delaware Tax-Free Idaho Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.490     $11.130      $11.310     $11.250      $10.720

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.366       0.393        0.413       0.439        0.460
Net realized and unrealized gain (loss) on investments          0.140       0.362       (0.181)      0.059        0.530
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.506       0.755        0.232       0.498        0.990
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.366)     (0.395)      (0.412)     (0.438)      (0.460)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.366)     (0.395)      (0.412)     (0.438)      (0.460)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.630     $11.490      $11.130     $11.310      $11.250
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.47%       6.87%        2.05%       4.57%        9.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $15,678     $15,041      $16,296      $9,829       $4,931
Ratio of expenses to average net assets                         1.62%       1.72%        1.68%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.73%       1.72%        1.75%       1.78%        1.78%
Ratio of net investment income to average net assets            3.17%       3.46%        3.61%       3.94%        4.19%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.06%       3.46%        3.54%       3.91%        4.16%
Portfolio turnover                                                27%         13%          18%         11%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                         August 31, 2005
   TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. general accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 was as follows:

                                          Delaware Tax-Free
                                              Idaho Fund
                                          -----------------
Earnings credits                                 $488

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                          Delaware Tax-Free
                                              Idaho Fund
                                          -----------------
On the first $500 million                      0.550%
On the next $500 million                       0.500%
On the next $1.5 billion                       0.450%
In excess of $2.5 billion                      0.425%

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets, as shown below.

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
The operating expense limitation as a percentage
  of average daily net assets (per annum)               0.75%
Expiration date                                        10/31/04
Effective November 1, 2004, operating expense
  limitation as a percentage of average
  daily net assets (per annum)                          0.60%
Expiration date                                        12/29/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of the Funds' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Investment management fees payable to DMC              $40,358
Dividend disbursing, transfer agent,
  accounting and administration fees and
  other expenses payable to DSC                          7,742
Other expenses payable to DMC and affiliates*           44,116

*DMC, as a part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended August 31, 2005, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund were charged $4,526, $2,730, $2,425, respectively, for internal legal services provided by DMC.

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
                                                       $31,094

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Class A                                                $    --
Class B                                                 16,361
Class C                                                  4,964

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and/or trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Purchases                                             $23,438,222
Sales                                                  21,925,510

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS (CONTINUED)
At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Cost of investments                                   $81,828,425
                                                      ===========
Aggregate unrealized appreciation                     $ 3,835,053
Aggregate unrealized depreciation                            (351)
                                                      -----------
Net unrealized appreciation                           $ 3,834,702
                                                      ===========
4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
                                                      Year Ended
                                               8/31/05         8/31/04
Tax-exempt income                             $3,115,032      $3,364,538

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Shares of beneficial interest                         $83,638,070
Other temporary differences                               (11,301)
Capital loss carryforwards                               (318,426)
Net unrealized appreciation of investments              3,834,702
                                                      -----------
Net assets                                            $87,143,045
                                                      ===========

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

For the year ended August 31, 2005, the Funds recorded the following reclassifications.

                                                   Delaware Tax-Free
                                                      Idaho Fund
                                                   -----------------
Undistributed (distributions in excess
  of) net investment income                               $285
Accumulated net realized gain (loss)                      (285)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                    Delaware Tax-Free
Year of expiration                                      Idaho Fund
------------------                                   -----------------
2008                                                        $  --
2009                                                      151,477
2010                                                      166,949
                                                         --------
Total                                                    $318,426
                                                         ========

In 2005, the Funds utilized capital loss carryforwards as follows:

                                                     Capital Loss
Year of expiration                               Carryforward Utilized
------------------                               ---------------------
Delaware Tax-Free Idaho Fund                             $416,373

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                 Delaware Tax-Free
                                                    Idaho Fund
                                                 -----------------
                                             Year Ended      Year Ended
                                              8/31/05          8/31/04
Shares sold:
   Class A                                    787,185          959,480
   Class B                                     32,777           49,989
   Class C                                    276,422          500,928

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    127,188          126,438
   Class B                                     18,318           26,030
   Class C                                     24,780           30,983
                                           ----------       ----------
                                            1,266,670        1,693,848
                                           ----------       ----------
Shares repurchased:
   Class A                                   (542,673)        (891,158)
   Class B                                   (247,933)        (449,807)
   Class C                                   (261,721)        (686,432)
                                           ----------       ----------
                                           (1,052,327)      (2,027,397)
                                           ----------       ----------
Net increase (decrease)                       214,343         (333,549)
                                           ==========       ==========

For the years ended August 31, 2005 and 2004, the following shares and value were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                    Year Ended                                        Year Ended
                                                     8/31/05                                            8/31/04
                                Class B Shares    Class A Shares       Value       Class B Shares    Class A Shares       Value
                                --------------    --------------       -----       --------------    --------------       -----
Delaware Tax-Free Idaho Fund       43,515             43,479         $  501,442         98,429           98,324         $1,112,227

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the fiscal year.

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISKS
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                       (A)             (B)              (C)
                                    Long Term        Ordinary           Tax-
                                  Capital Gains       Income           Exempt            Total
                                  Distributions    Distributions    Distributions    Distributions
                                   (Tax Basis)      (Tax Basis)      (Tax Basis)       (Tax Basis)
                                  -------------    -------------    -------------    --------------
Delaware Tax-Free Idaho Fund           --               --              100%              100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Mutual Funds -- Delaware Tax-Free Idaho Fund
Voyageur Investment Trust -- Delaware Tax-Free Missouri
  Insured Fund and Delaware Tax-Free Oregon Insured Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund (one of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (two of the series constituting Voyageur Investment Trust) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Idaho Fund of Voyageur Mutual Funds and the Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund of Voyageur Investment Trust at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 14, 2005

OTHER
   FUND INFORMATION

PROXY RESULTS (UNAUDITED)
The shareholders of Voyageur Mutual Funds and Voyageur Investment Trust (each, a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                  Voyageur Mutual Funds                   Voyageur Investment Trust
                          -------------------------------------      -------------------------------------
                                                Shares Voted                              Shares Voted
                          Shares Voted For   Withheld Authority      Shares Voted For   Withheld Authority
                          ----------------   ------------------      ----------------   ------------------
Thomas L. Bennett          20,895,278.656        360,093.724          14,252,335.197       431,663.104
Jude T. Driscoll           20,914,639.656        340,732.724          14,251,143.991       432,854.310
John A. Fry                20,894,793.656        360,578.724          14,258,738.991       425,259.310
Anthony D. Knerr           20,894,488.656        360,883.724          14,258,994.991       425,003.310
Lucinda S. Landreth        20,879,031.656        376,340.724          14,254,091.179       429,907.104
Ann R. Leven               20,857,874.656        397,497.724          14,252,611.991       431,386.310
Thomas F. Madison          20,905,985,656        349,386.724          14,259,138.991       424,859.310
Janet L. Yeomans           20,859,670.656        395,701.724          14,251,014.197       432,984.104
J. Richard Zecher          20,914,639.656        340,732.724          14,248,580.991       432,417.310

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                      For           Against          Abstain
                                      ---           -------          -------
Delaware Tax-Free Idaho Fund    3,765,615.250     135,204.989      172,764.949

BOARD CONSIDERATION OF DELAWARE TAX-FREE IDAHO FUND, DELAWARE TAX-FREE
MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Boards of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Oregon Insured Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the

OTHER
   FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE TAX-FREE IDAHO FUND, DELAWARE TAX-FREE
MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)
Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE TAX-FREE IDAHO FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional other states municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

OTHER
   FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE TAX-FREE IDAHO FUND, DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE TAX-FREE IDAHO FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through October 2005. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF                OTHER
                                                                          PRINCIPAL           PORTFOLIOS IN FUND      DIRECTORSHIPS
        NAME,                    POSITION(S)                             OCCUPATION(S)        COMPLEX OVERSEEN          HELD BY
      ADDRESS                    HELD WITH      LENGTH OF TIME             DURING                BY TRUSTEE              TRUSTEE
   AND BIRTHDATE                   FUND(S)          SERVED               PAST 5 YEARS            OR OFFICER             OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)              Chairman,        5 Years -             Since August 2000,           92                   None
 2005 Market Street              President,     Executive Officer    Mr. Driscoll has served in
  Philadelphia, PA             Chief Executive                      various executive capacities
      19103                      Officer and        1 Year -            at different times at
                                  Trustee           Trustee            Delaware Investments(1)
  March 10, 1963
                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT                Trustee           Since                  Private Investor -         92                   None
 2005 Market Street                             March 23, 2005          (March 2004 - Present)
  Philadelphia, PA
       19103                                                             Investment Manager -
                                                                         Morgan Stanley & Co.
   October 4, 1947                                                    (January 1984 - March 2004)

------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY                   Trustee          4 Years                     President -            92                Director -
 2005 Market Street                                                  Franklin & Marshall College                    Community Health
 Philadelphia, PA                                                         (June 2002 - Present)                          Systems
       19103
                                                                      Executive Vice President -
   May 28, 1960                                                       University of Pennsylvania
                                                                        (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
  ANTHONY D. KNERR                Trustee         12 Years            Founder/Managing Director -     92                   None
 2005 Market Street                                                  Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
      19103                                                                 (1990 - Present)

   December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH               Trustee           Since              Chief Investment Officer -     92                   None
 2005 Market Street                              March 23, 2005             Assurant, Inc.
  Philadelphia, PA                                                         (Insurance)
      19103                                                               (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN                   Trustee          16 Years         Treasurer/Chief Fiscal Officer -  92             Director and
 2005 Market Street                                                     National Gallery of Art                     Audit Committee
  Philadelphia, PA                                                          (1994 - 1999)                         Chairperson - Andy
      19103                                                                                                        Warhol Foundation

  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF             OTHER
                                                                          PRINCIPAL           PORTFOLIOS IN FUND    DIRECTORSHIPS
        NAME,                    POSITION(S)                             OCCUPATION(S)        COMPLEX OVERSEEN         HELD BY
      ADDRESS                    HELD WITH      LENGTH OF TIME             DURING                BY TRUSTEE            TRUSTEE
   AND BIRTHDATE                   FUND(S)          SERVED               PAST 5 YEARS            OR OFFICER          OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

  THOMAS F. MADISON               Trustee          11 Years             President/Chief              92              Director -
 2005 Market Street                                                   Executive Officer -                           Banner Health
  Philadelphia, PA                                                    MLM Partners, Inc.
      19103                                                        (Small Business Investing                     Director and Audit
                                                                        and Consulting)                          Committee Member -
 February 25, 1936                                                 (January 1993 - Present)                      CenterPoint Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                      Rimage
                                                                                                                    Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  JANET L. YEOMANS                Trustee           6 Years         Vice President/Mergers &         92                 None
 2005 Market Street                                                Acquisitions - 3M Corporation
  Philadelphia, PA                                                   (January 2003 - Present)
       19103
                                                                      Ms. Yeomans has held
   July 31, 1948                                                   various management positions
                                                                   at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
   J. RICHARD ZECHER               Trustee            Since                 Founder -                 92         Director and Audit
   2005 Market Street                            March 23, 2005        Investor Analytics                        Committee Member -
    Philadelphia, PA                                                    (Risk Management)                        Investor Analytics
        19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
   July 3, 1940                                                                                                   Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF                 Senior       Chief Financial     Mr. Bishof has served in          92                  None(3)
 2005 Market Street            Vice President    Officer since     various executive capacities
 Philadelphia, PA                   and        February 17, 2005     at different times at
      19103                   Chief Financial                         Delaware Investments.
                                   Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
 RICHELLE S. MAESTRO     Executive Vice President,  2 Years         Ms. Maestro has served in         92                 None(3)
 2005 Market Street         Chief Legal Officer                    various executive capacities
  Philadelphia, PA            and Secretary                          at different times at
      19103                                                           Delaware Investments.

 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR         Senior Vice President    Treasurer          Mr. O'Connor has served in      92                 None(3)
 2005 Market Street          and Treasurer          since           various executive capacities
 Philadelphia, PA                              February 17, 2005        at different times at
      19103                                                              Delaware Investments.

 June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                           AFFILIATED OFFICERS                     CONTACT INFORMATION
JUDE T. DRISCOLL                            MICHAEL P. BISHOF                       INVESTMENT MANAGER
Chairman                                    Senior Vice President and               Delaware Management Company,
Delaware Investments Family of Funds        Chief Financial Officer                 a Series of Delaware Management Business Trust
Philadelphia, PA                            Delaware Investments Family of Funds    Philadelphia, PA
                                            Philadelphia, PA
THOMAS L. BENNETT                                                                   NATIONAL DISTRIBUTOR
Private Investor                            RICHELLE S. MAESTRO                     Delaware Distributors, L.P.
Rosemont, PA                                Executive Vice President,               Philadelphia, PA
                                            Chief Legal Officer and Secretary
JOHN A. FRY                                 Delaware Investments Family of Funds    SHAREHOLDER SERVICING, DIVIDEND
President                                   Philadelphia, PA                        DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                         Delaware Service Company, Inc.
Lancaster, PA                               JOHN J. O'CONNOR                        2005 Market Street
                                            Senior Vice President and Treasurer     Philadelphia, PA 19103-7094
ANTHONY D. KNERR                            Delaware Investments Family of Funds
Managing Director                           Philadelphia, PA                        FOR SHAREHOLDERS
Anthony Knerr & Associates                                                          800 523-1918
New York, NY
                                                                                    FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                                 INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                     800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                    WEB SITE
                                                                                    www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                               Delaware Investments is the marketing name for
National Gallery of Art                                                             Delaware Management Holdings, Inc. and
Washington, DC                                                                      its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9755)                                                        Printed in the USA
AR-CORN [8/05] IVES 10/05                                   MF-05-07-034 PO10447

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME

















ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE NEW YORK FUND




















[Graphic Omitted] POWERED BY RESEARCH(R)

TABLE
   OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARIES:

  Delaware Tax-Free Florida Insured Fund                        6

  Delaware Tax-Free New York Fund                               8

------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                    10
------------------------------------------------------------------
SECTOR ALLOCATIONS                                             11
------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                     12

  Statements of Operations                                     17

  Statements of Changes in Net Assets                          18

  Financial Highlights                                         19

  Notes to Financial Statements                                25

------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      30
------------------------------------------------------------------
OTHER FUND INFORMATION                                         31
------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       34
------------------------------------------------------------------

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO
   MANAGEMENT REVIEW

          DELAWARE TAX-FREE FLORIDA INSURED AND DELAWARE TAX-FREE NEW YORK FUNDS September 13, 2005

FUND MANAGERS

Patrick Coyne
Managing Director/Head of Equity Investments

Joseph R. Baxter
Senior Portfolio Manager

Robert F. Collins
Senior Portfolio Manager

Q: PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
A: The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates - notably, the fed- funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings - a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7%, to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3%. (source:
Municipal Market Data)

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential (source: Bloomberg). Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical - the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

Credit has performed well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause. Revenue recovery has firmly taken hold and is easing the transition to structural budget balance for most states. Driving the revenue gains, total non-farm payrolls increased 1.7% in the 12-months ended August 31, 2005, while the unemployment rate decreased from 5.5% to 5.0% (source: U.S. Department of Labor). As a result, most states are experiencing better-than-budgeted growth to date for fiscal 2005, which is providing additional resources to balance fiscal 2006 and lending support for growing spending demands.

For the first eight months of fiscal 2005, state revenues were up a total of 9.5%, with personal income tax and sales tax increases leading the way. Additional factors contributing to positive revenue trends were conservative budget forecasting, low interest rates, and the strong real estate market (source: Municipal Market Data).

Spending pressures still loom, threatening budget stability. The federal government will likely be a source of budget strain in the coming years as it grapples with its own budget deficit. States will also have to deal with traditional budget issues such as social service programs and education funding. The future in most states may depend on economic performance, sustained structural balance, and progress in re-building budget reserves.

Overall, municipal bond issuance remained robust in 2005. As of August 31, 2005, issuance totaled $275.49 billion, a 13.10% increase over the same period last year. Total issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace continues. Drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Year-to-date, refunding activity was up 62.1% from the same period a year ago. At the same time, low rates are attractive for new money sales, which increased 12.8% (source: Municipal Market Data). The healthcare sector has seen significant increase in new-money issuance due to the sector's improved credit conditions and need to invest in facilities. Other sectors that registered significant jumps in issuance included transportation and general purpose bonds.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST 12 MONTHS IN FLORIDA AND NEW YORK?
A: Florida's economy has been resilient, with above-average growth in recent years despite the 2001 recession, a general decline in travel and tourism following September 11, 2001, and hurricanes in 2004. Despite the heavy influence on tourism-related employment, Florida has remained ahead of the nation in terms of employment growth, with construction and the leisure and hospitality sector leading the way. For the first eight months of fiscal year 2005, state revenues increased almost 13%, and the forecast for 2006 revenues was revised upward in April 2005 due to strong sales tax, corporate tax, and documentary stamp taxes. Among the states, Florida expects to have the highest funding level for its budget stabilization fund at fiscal year end 2005. These reserves have been achieved despite a budget amendment to fund hurricane disaster relief. In the fiscal 2006 budget, the governor has proposed for the complete elimination of the state intangibles tax, which is a tax on certain financial assets such as stocks and bonds. Revenues from the intangibles tax finance approximately 1.2% of total state expenditures. While spending demands are significant in fiscal 2006 and budget gaps are projected in the following years, the state has effectively managed its budget and retained financial flexibility not seen in other states (source: Municipal Market Data).

The New York economy began to recover in 2004, largely due to the improving conditions in New York City, with moderate employment gains across various sectors. The unemployment rate for the state of 5.1% in July 2005 was slightly above the national level of 5.0%. The state's economic recovery is reflected in recent tax revenues. For the first eight months of fiscal 2005, total tax revenues were up approximately 4.5%, supported by even stronger personal income tax receipts. The state's financial operations are characterized by a dependence upon economically sensitive income tax revenue, high recurring expenditure demands, and a chronic lack of structural budget balance. The governor has proposed to close the $4 billion forecast budget gap for 2005-2006 with a combination of spending cuts, revenue enhancements, and several one-time sources. The proposed Medicaid cuts are the single largest item in the budget and will likely be controversial (source: Municipal Market Data).

Neither state is an exception to the national trend of strong municipal bond issuance. Florida had an issuance rise of 50.8% for the first eight months of 2005, ranking it fourth in debt issuance. An additional catalyst in Florida was issuance for hurricane disaster relief. New York's issuance for the first eight months of 2005 increased 17.6%, slightly higher than the national average. Total issuance year-to-date was approximately $27 billion compared to $23 billion a year ago, which places New York third in debt issuance among the states. Some of the larger issuers year-to-date are New York State, New York City, New York Dormitory Authority, and New York City Municipal Water Authority (source: The Bond Buyer).


* For complete annualized performance, see table on page 6.

Q: HOW DID DELAWARE TAX-FREE NEW YORK FUND PERFORM DURING THE FISCAL YEAR?
A: For the fiscal year ended August 31, 2005, Delaware Tax-Free New York Fund returned 6.65% (Class A shares at net asset value with distributions reinvested) and 1.88% (at maximum offer price with distributions reinvested)*. Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper New York Municipal Debt Funds Average, which returned 4.96%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which exclude sales charges (source: Lipper, Inc.).

Q: FOR EACH FUND, WHAT STRATEGIES INFLUENCED FUND PERFORMANCE?
A: The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate by prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns.

While the Federal Reserve raised short-term rates, long-term bond yields declined as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter-duration securities with high coupons trading to short calls, that are less price sensitive. This is known as a "barbell" portfolio structure, and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield it causes the credit curve to tighten and results in good performance for those securities. Securities rated A, BBB and non-investment grade have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from an allotment to these higher-risk credits.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment trends at colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico also performed well during the period.

Delaware Tax-Free Florida Insured Fund was well positioned for a flattening of the yield curve, with a significant allocation of bonds having maturities 20 years and longer. Legacy bonds that have short due dates or short calls help offset the longer positions. These legacy bonds finance various multifamily housing projects that are AAA insured, have high coupons and short calls. While their price appreciation is limited, they do provide the Fund with an above-market yield. The incremental price return in the Fund was derived from non-insured securities, but the Fund's mandate limits this amount. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period to gain excess returns.

Delaware Tax-Free New York Fund has a broad mandate, and has therefore been able to participate in all four sources of return mentioned earlier. The Fund had a meaningful allotment in mid-to-low investment grade rated credits that has allowed it to participate in our preferred sectors. But New York is a diverse market with frequent issuers in many sectors. This allows excess total return to be derived from multiple securities.

Q: CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE NEW YORK FUND?

A: The Fund's total return was influenced by securities such as North Shore Long Island Health System and Winthrop South Nassau Health System. Higher education bonds included Marist College and Columbia University. The best performing bond was for a co-generation plant at the Brooklyn Navy Yard and not far behind was a gas utility - Keyspan, in Suffolk County. Such positions were in addition to traditional holdings such as New York City general obligations, New York City Water Authority issues, and various Puerto Rico bonds.

* For complete annualized performance, see table on page 8.

Q: WHAT DETRACTED FROM FUND PERFORMANCE?
A: Detracting from each of our Funds' performance relative to its benchmark index was the significant decision to avoid the unenhanced tobacco sector. This section, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and, therefore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in the sector and have generally avoided securities backed by airline corporation revenues. We are concerned about the long-term fundamentals of the industry.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the Funds and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

GLOSSARY
AVERAGE MATURITY: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

BASIS POINT: One one-hundredth of one percentage point, or 0.01%.

DURATION: A measure of a bond or bond fund's sensitivity to changes in interest rates. All else being equal, a fund with a duration of four years would fall about 4% in response to a one-percentage-point rise in rates, and vice versa.

SPREAD: the difference between any two prices or yields.

YIELD CURVE: A curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.

                      This page intentionally left blank.

PERFORMANCE SUMMARY
  DELAWARE TAX-FREE NEW YORK FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free New York Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2005                                  Lifetime     10 Years    Five Years   One Year
--------------------------------------------------------------------------------------------------------
Class A (Est. 11/6/87)
Excluding Sales Charge                                    +6.49%        +5.23%      +6.66%       +6.65%
Including Sales Charge                                    +6.22%        +4.75%      +5.69%       +1.88%
--------------------------------------------------------------------------------------------------------
Class B (Est. 11/14/94)
Excluding Sales Charge                                    +5.15%        +4.59%      +5.84%       +5.77%
Including Sales Charge                                    +5.15%        +4.59%      +5.60%       +1.77%
--------------------------------------------------------------------------------------------------------
Class C (Est. 4/26/95)
Excluding Sales Charge                                    +4.50%        +4.43%      +5.87%       +5.80%
Including Sales Charge                                    +4.50%        +4.43%      +5.87%       +4.80%
--------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks as high a level of current income exempt from federal income tax and from New York state personal income tax, as is consistent with preservation of capital.
------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$17 million
------------------------------------------------------------------------
NUMBER OF HOLDINGS:

35
------------------------------------------------------------------------
FUND START DATE:

November 6, 1987
------------------------------------------------------------------------
YOUR FUND MANAGERS:

Joseph R. Baxter
Robert Collins
Patrick P. Coyne
------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  FTNYX
Class B  DVTNX
Class C  DVFNX
------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                          [Graphic Omitted]

                    Delaware Tax-Free        Lehman Brothers
                     New York Fund         Municipal Bond Index
       Aug-95           $9,550                   $10,000
       Aug-96           $9,863                   $10,524
       Aug-97          $10,454                   $11,496
       Aug-98          $11,210                   $12,491
       Aug-99          $10,936                   $12,553
       Aug-00          $11,492                   $13,403
       Aug-01          $12,759                   $14,769
       Aug-02          $13,395                   $15,691
       Aug-03          $13,869                   $16,183
       Aug-04          $14,872                   $17,334
       Aug-05          $15,861                   $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the Period March 1, 2005 to August 31, 2005
  OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE NEW YORK FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                     Expenses
                                                           Beginning    Ending                     Paid During
                                                            Account     Account       Annualized      Period
                                                            Value        Value          Expense      3/1/05 to
                                                            3/1/05      8/31/05          Ratio        8/31/05
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,031.70         0.73%         $3.74
Class B                                                     1,000.00    1,027.00         1.48%          7.56
Class C                                                     1,000.00    1,027.10         1.48%          7.56
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,021.53         0.73%         $3.72
Class B                                                     1,000.00    1,017.74         1.48%          7.53
Class C                                                     1,000.00    1,017.74         1.48%          7.53
---------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATIONS                                        As of August 31, 2005

Sector designations may be different than the sector designations presented in other Fund materials.


DELAWARE TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------
                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                98.86%
--------------------------------------------------------------------------
Airport Revenue Bonds                                           6.03%

City General Obligation Bonds                                   5.25%

Continuing Care/Retirement Revenue Bonds                        2.77%

Corporate-Backed Revenue Bonds                                  3.16%

Dedicated Tax & Fees Revenue Bonds                              9.60%

Higher Education Revenue Bonds                                 12.26%

Hospital Revenue Bonds                                          9.18%

Investor-Owned Utilities Revenue Bonds                          8.89%

Miscellaneous Revenue Bonds                                     3.14%

Municipal Lease Revenue Bonds                                   9.33%

Parking Revenue Bonds                                           3.16%

Pre-Refunded Bonds                                             12.90%

Territorial Revenue Bonds                                      10.06%

Water & Sewer Revenue Bonds                                     3.13%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.86%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.14%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

STATEMENTS                                      DELAWARE TAX-FREE NEW YORK FUND
   OF NET ASSETS (CONTINUED)                    August 31, 2005


                                                           Principal    Market
                                                            Amount      Value
MUNICIPAL BONDS - 98.86%

Airport Revenue Bonds - 6.03%
 New York City Industrial Development
  (JFK Airis Project) 5.50% 7/1/28 (AMT)                   $500,000  $  509,110
 Onondaga County Industrial
  Development Authority Revenue
  Subordinated (Air Cargo Project)
  7.25% 1/1/32 (AMT)                                        500,000     520,355
                                                                     ----------
                                                                      1,029,465
                                                                     ----------
City General Obligation Bonds - 5.25%
 New York City Series C 5.375% 11/15/27                     340,000     356,364
 New York City Series J 5.25% 6/1/28                        500,000     538,675
                                                                     ----------
                                                                        895,039
                                                                     ----------
Continuing Care/Retirement Revenue Bonds - 2.77%
 New York State Dormitory Authority
  Revenue (Chapel Oaks) 5.45% 7/1/26
  LOC Allied Irish Bank                                     450,000     473,135
                                                                     ----------
                                                                        473,135
                                                                     ----------
Corporate-Backed Revenue Bonds - 3.16%
oDutchess County Industrial Development
  Agency Amount (IBM Project)
  5.45% 12/1/29 (AMT)                                       500,000     539,580
                                                                     ----------
                                                                        539,580
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 9.60%
 New York State Sales Tax Asset Receivables
  Series A 5.25% 10/15/27 (AMBAC)                           500,000     551,575
 New York State Thruway Authority
  Series B 5.00% 4/1/19 (AMBAC)                             500,000     549,635
 Schenectady Metroplex Development
  Authority Revenue Series A
  5.375% 12/15/21                                           500,000     537,340
                                                                     ----------
                                                                      1,638,550
                                                                     ----------
Higher Education Revenue Bonds - 12.26%
 Amherst Industrial Development Agency
  Civic Facilities Revenue
  (UBF Faculty Student Housing)
  Series A 5.75% 8/1/30 (AMBAC)                             200,000     224,594
 Dutchess County Industrial Development
  Agency (Marist College) 5.00% 7/1/20                      500,000     525,245
 New York State Dormitory Authority
  Revenue (Columbia University)
  Series A 5.00% 7/1/23                                     500,000     536,615
 New York State Dormitory Authority
  Revenue (Pratt Institute)
  6.00% 7/1/20 (RADIAN)                                     500,000     553,489
 New York State Dormitory Authority
  Revenue (State University) Series B
  7.50% 5/15/11                                             220,000     252,413
                                                                     ----------
                                                                      2,092,356
                                                                     ----------
Hospital Revenue Bonds - 9.18%
 New York State Dormitory Authority
  Revenue (Mental Health) Series D
  5.90% 2/15/12                                              25,000      26,413
 New York State Dormitory Authority
  Revenue (Millard Fillmore Hospital)
  5.375% 2/1/32 (AMBAC) (FHA)                               450,000     468,833

                                                           Principal    Market
                                                            Amount      Value

MUNICIPAL BONDS (continued)

Hospital Revenue Bonds (continued)
 New York State Dormitory Authority
  Revenue (North Shore Long Island
  Jewish Group Project)
  5.50% 5/1/33                                             $500,000  $  535,160
 New York State Dormitory Authority
  Revenue (Winthrop South
  Nassau Hospital) Series B
  5.50% 7/1/23                                              500,000     535,905
                                                                     ----------
                                                                      1,566,311
                                                                     ----------
Investor Owned Utilities Revenue Bonds - 8.89%
 New York City Industrial Development Agency
  (Brooklyn Navy Yard Cogen Partners)
  5.75% 10/1/36 (AMT)                                       450,000     450,860
 New York State Energy Research &
  Development Authority Pollution
  Control Revenue (Central Hudson Gas)
  Series A 5.45% 8/1/27 (AMBAC)                             500,000     541,810
 Suffolk County Industrial Agency
  Development Revenue (Keyspan-Port
  Jefferson Project) 5.25% 6/1/27 (AMT)                     500,000     523,970
                                                                     ----------
                                                                      1,516,640
                                                                     ----------
Miscellaneous Revenue Bonds - 3.14%
 Battery Park City Authority Revenue
  Series A 5.00% 11/1/26                                    500,000     535,415
                                                                     ----------
                                                                        535,415
                                                                     ----------
Municipal Lease Revenue Bonds - 9.33%
 Albany Industrial Development Agency
  Civic Facility Revenue (Charitable
  Leadership Project) Series A
  5.75% 7/1/26                                              500,000     524,185
 New York City Industrial Development
  Agency Revenue
  (Liberty-Iac/Interactivecorp)
  5.00% 9/1/35                                              500,000     513,505
 Tobacco Settlement Financing
  Series B-1C 5.50% 6/1/21                                  500,000     553,915
                                                                     ----------
                                                                      1,591,605
                                                                     ----------
Parking Revenue Bonds - 3.16%
 Albany Parking Authority Revenue
  Series A 5.625% 7/15/25                                   500,000     538,870
                                                                     ----------
                                                                        538,870
                                                                     ----------
ss.Pre-Refunded Bonds - 12.90%
 Metropolitan Transportation Authority
  Dedicated Tax Series A
  6.125% 4/1/17-10 (FGIC)                                 1,000,000   1,128,519
 New York City Series C
  5.375% 11/15/27-07                                        110,000     116,974
 New York State Dormitory Authority
  Lease 5.375% 5/15/21-13                                   500,000     564,250
 New York State Dormitory Authority
  Revenue (Mental Health)
  Series D 5.90% 2/15/12-07                                 225,000     239,114
 New York State Dormitory Authority
  Revenue (State University)
  Series B 7.50% 5/15/11-09                                 130,000     152,099
                                                                     ----------
                                                                      2,200,956
                                                                     ----------

STATEMENTS                                      DELAWARE TAX-FREE NEW YORK FUND
   OF NET ASSETS (CONTINUED)



                                                           Principal    Market
                                                            Amount      Value

MUNICIPAL BONDS (continued)

Territorial Revenue Bonds - 10.06%
 Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue
  Series Y 5.50% 7/1/36                                    $475,000  $  533,202
 Puerto Rico Electric Power Authority
  Power Revenue Series II
  5.25% 7/1/31                                              500,000     537,415
 Puerto Rico Electric Power Authority
  Power Revenue Series NN
  5.125% 7/1/29                                             600,000     645,186
                                                                     ----------
                                                                      1,715,803
                                                                     ----------
Water & Sewer Revenue Bonds - 3.13%
 New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Series A 5.125% 6/15/34                           500,000     533,090
                                                                     ----------
                                                                        533,090
                                                                     ----------
TOTAL MUNICIPAL BONDS
 (cost $15,748,589)                                                  16,866,815
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES - 98.86%
 (cost $15,748,589)                                                  16,866,815
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.14%                                             195,112
                                                                     ----------
NET ASSETS APPLICABLE TO 1,595,990
 SHARES OUTSTANDING - 100.00%                                       $17,061,927
                                                                    ===========

Net Asset Value - Delaware Tax-Free New York Fund
 Class A ($13,152,712 / 1,229,752 Shares)                                $10.70
                                                                         ------
Net Asset Value - Delaware Tax-Free New York Fund
 Class B ($3,023,494 / 283,234 Shares)                                   $10.67
                                                                         ------
Net Asset Value - Delaware Tax-Free New York Fund
 Class C ($885,721 / 83,004 Shares)                                      $10.67
                                                                         ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
 (unlimited authorization -- no par)                                $16,167,563
Distributions in excess of net investment income                           (655)
Accumulated net realized loss on investments                           (223,207)
Net unrealized appreciation of investments                            1,118,226
                                                                    -----------
Total net assets                                                    $17,061,927
                                                                    ===========

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

o Variable rate notes. The interest rate shown is the rate as of August 31, 2005.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE TAX-FREE NEW YORK FUND
Net asset value Class A (A)                                              $10.70
Sales charge (4.50% of offering price) (B)                                 0.50
                                                                         ------
Offering price                                                           $11.20
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                          Year Ended August 31, 2005
  OF OPERATIONS

                                                                         Delaware
                                                                         Tax-Free
                                                                      New York Fund
INVESTMENT INCOME:
  Interest                                                               $831,989

EXPENSES:
  Management fees                                                          92,384
  Distribution expenses -- Class A                                         30,367
  Distribution expenses -- Class B                                         29,868
  Distribution expenses -- Class C                                         16,742
  Dividend disbursing and transfer agent fees and expenses                 12,825
  Accounting and administration expenses                                    5,812
  Professional fees                                                        12,777
  Reports and statements to shareholders                                    9,864
  Custodian fees                                                            1,749
  Trustees' fees                                                              873
  Pricing fees                                                              1,175
  Insurance                                                                 1,120
  Taxes                                                                        --
  Registration fees                                                         8,448
  Other                                                                     1,432
                                                                       ----------
                                                                          225,436
  Less expenses absorbed or waived                                        (77,415)
  Less expense paid indirectly                                             (1,472)
                                                                       ----------
  Total expenses                                                          146,549
                                                                       ----------
NET INVESTMENT INCOME                                                     685,440
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         73,048
  Net change in unrealized appreciation/depreciation of investments       267,666
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           340,714
                                                                       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $1,026,154
                                                                       ==========

See accompanying notes

STATEMENTS
   OF CHANGES IN NET ASSETS

                                                                                            Delaware Tax-Free
                                                                                              New York Fund

                                                                                                Year Ended
                                                                                           8/31/05      8/31/04

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                   $685,440       $758,981
  Net realized gain on investments                                                          73,048         23,833
  Net change in unrealized appreciation/depreciation of investments                        267,666        384,949
                                                                                       -----------    -----------
  Net increase in net assets resulting from operations                                   1,026,154      1,167,763
                                                                                       -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                               (519,496)      (536,326)
    Class B                                                                               (105,732)      (115,354)
    Class C                                                                                (60,212)      (107,301)
                                                                                       -----------    -----------
                                                                                          (685,440)      (758,981)
                                                                                       -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                              1,917,681        663,736
    Class B                                                                                388,800        261,706
    Class C                                                                                449,842        339,030

  Net assets from reorganization(1):
    Class A                                                                                     --             --
    Class B                                                                                     --             --
    Class C                                                                                     --             --

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                374,723        390,134
    Class B                                                                                 48,934         55,477
    Class C                                                                                 20,784         41,443
                                                                                       -----------    -----------
                                                                                         3,200,764      1,751,526
                                                                                       -----------    -----------
  Cost of shares repurchased:
    Class A                                                                               (921,789)    (1,250,287)
    Class B                                                                               (335,650)      (780,069)
    Class C                                                                             (1,931,944)      (922,249)
                                                                                       -----------    -----------
                                                                                        (3,189,383)    (2,952,605)
                                                                                       -----------    -----------
Increase (decrease) in net assets derived from capital share transactions                   11,381     (1,201,079)
                                                                                       -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS                                                      352,095       (792,297)

NET ASSETS:
  Beginning of Year                                                                     16,709,832     17,502,129
                                                                                       -----------    -----------
  End of Year                                                                          $17,061,927    $16,709,832
                                                                                       ===========    ===========
  (Distributions in excess of net investment income)                                         $(655)         $(655)

(1) See Note 6 in "Notes to Financial Statements."


See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Delaware Tax-Free New York Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.470     $10.220      $10.340     $10.350       $9.820

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.453       0.479        0.484       0.503        0.523
Net realized and unrealized gain (loss) on investments                     0.230       0.250       (0.120)     (0.010)       0.530
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.683       0.729        0.364       0.493        1.053
                                                                         -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                     (0.453)     (0.479)      (0.484)     (0.503)      (0.523)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.453)     (0.479)      (0.484)     (0.503)      (0.523)
                                                                         -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                           $10.700     $10.470      $10.220     $10.340      $10.350
                                                                         =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            6.65%       7.26%        3.56%       4.98%       11.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $13,153     $11,523      $11,436      $9,490      $10,169
Ratio of expenses to average net assets(3)                                 0.66%       0.50%        0.50%       0.50%        0.50%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                  1.12%       1.02%        1.05%       1.15%        1.02%
Ratio of net investment income to average net assets                       4.29%       4.60%        4.65%       4.98%        5.23%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                       3.83%       4.08%        4.10%       4.33%        4.71%
Portfolio turnover                                                           13%         26%          64%         43%          27%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.51%.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Tax-Free New York Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                         8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.450     $10.200      $10.330     $10.330       $9.810

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.374       0.401        0.406       0.426        0.448
Net realized and unrealized gain (loss) on investments                     0.220       0.250       (0.130)         --        0.520
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.594       0.651        0.276       0.426        0.968
                                                                         -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                     (0.374)     (0.401)      (0.406)     (0.426)      (0.448)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.374)     (0.401)      (0.406)     (0.426)      (0.448)
                                                                         -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                           $10.670     $10.450      $10.200     $10.330      $10.330
                                                                         =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            5.77%       6.47%        2.69%       4.30%       10.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $3,023      $2,858       $3,238      $3,352       $2,507
Ratio of expenses to average net assets(3)                                 1.41%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                  1.87%       1.77%        1.80%       1.90%        1.77%
Ratio of net investment income to average net assets                       3.54%       3.85%        3.90%       4.23%        4.48%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                       3.08%       3.33%        3.35%       3.58%        3.96%
Portfolio turnover                                                           13%         26%          64%         43%          27%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.26%.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Tax-Free New York Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/05     8/31/04      8/31/03    8/31/02(1)    8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.450     $10.200      $10.320     $10.330       $9.800

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.376       0.401        0.406       0.426        0.449
Net realized and unrealized gain (loss) on investments                     0.220       0.250       (0.120)     (0.010)       0.530
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.596       0.651        0.286       0.416        0.979
                                                                         -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                     (0.376)     (0.401)      (0.406)     (0.426)      (0.449)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.376)     (0.401)      (0.406)     (0.426)      (0.449)
                                                                         -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                           $10.670     $10.450      $10.200     $10.320      $10.330
                                                                         =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            5.80%       6.47%        2.79%       4.20%       10.23%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                     $886      $2,329       $2,828      $1,115       $1,206
Ratio of expenses to average net assets(3)                                 1.41%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                  1.87%       1.77%        1.80%       1.90%        1.77%
Ratio of net investment income to average net assets                       3.54%       3.85%        3.90%       4.23%        4.48%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                       3.08%       3.33%        3.35%       3.58%        3.96%
Portfolio turnover                                                           13%         26%          64%         43%          27%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.26%.

See accompanying notes

NOTES                                                           August 31, 2005
  TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" or, collectively, the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund is to seek a high a level of current income exempt from federal income tax and the state personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 were as follows:

                                       Delaware
                                       Tax-Free
                                       New York
                                         Fund
                                       --------
  Earnings credits                      $1,472

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                        Delaware
                                        Tax-Free
                                        New York
                                         Fund
                                        --------
  On the first $500 million               0.55%
  On the next $500 million                0.50%
  On the next $1.5 billion                0.45%
  In excess of $2.5 billion              0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through March 31, 2006 for the Tax-Free Florida Insured Fund and through December 29, 2005 for the Delaware Tax-Free New York Fund, as shown below.

                                           Delaware
                                           Tax-Free
                                           New York
                                             Fund
                                           --------
  The operating expense limitation
    as a percentage of average daily
    net assets (per annum)                   0.25%
  Expiration date                         10/31/04
  Effective November 1, 2004,
    operating expense limitation as a
    percentage of average daily
    net assets (per annum)                   0.40%
  Expiration date                         12/29/05

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of the Funds' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, the Funds had receivables due from or liabilities payable to affiliates as follows:

                                                Delaware
                                                Tax-Free
                                                New York
                                                  Fund
                                                ---------
  Receivable from DMC under
    expense limitation agreement                  $4,823
  Investment Management
    fee payable to DMC                                --
  Dividend disbursing,
    transfer agent fees,
    accounting and administration
    fees and other expenses
    payable to DSC                               (1,786)
  Other expenses payable
    to DMC and affiliates*                       (9,833)

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, the Funds' were charged for internal legal services provided by DMC as follows:

                                         Delaware
                                         Tax-Free
                                         New York
                                           Fund
                                         --------
                                           $902

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                         Delaware
                                         Tax-Free
                                         New York
                                           Fund
                                         --------
                                          $4,682

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:
                                        Delaware
                                        Tax-Free
                                        New York
                                          Fund
                                        --------
  Class A                                  $--
  Class B                                1,819
  Class C                                   73

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                         Delaware
                                         Tax-Free
                                         New York
                                           Fund
                                        ----------
  Purchases                             $2,619,820
  Sales                                  2,119,075

At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                         Delaware
                                         Tax-Free
                                         New York
                                           Fund
                                       -----------
  Cost of investments                  $15,748,589
                                       ===========
  Aggregate unrealized appreciation     $1,121,541
  Aggregate unrealized depreciation         (3,315)
                                       -----------
  Net unrealized appreciation           $1,118,226
                                       ===========

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                   Delaware Tax-Free
                                     New York Fund
                                 ---------------------
                                      Year Ended
                                  8/31/05      8/31/04
                                 --------     --------
  Tax-exempt income              $685,440     $758,981


As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                                     Delaware Tax-Free
                                                        New York Fund
                                                     ------------------
  Shares of beneficial interest                          $16,167,563
  Other temporary differences                                   (655)
  Capital loss carryforwards                                (223,207)
  Unrealized appreciation of investments                   1,118,226
                                                         -----------
  Net assets                                             $17,061,927
                                                         ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For federal income tax purposes, Delaware Tax-Free Florida Insured Fund and the Delaware Tax-Free New York Fund utilized in 2005 $332,797 and $71,842, respectively, of capital loss carryforwards from prior years in 2005. Capital loss carryforward amounts remaining at August 31, 2005 expire as follows:

   Year of                                      Delaware Tax-Free
 Expiration                                       New York Fund
------------                                    ------------------
    2008                                            $     --
    2009                                             223,207
                                                    --------
    Total                                           $223,207
                                                    ========


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                           Delaware Tax-Free
                                                            New York Fund
                                                        -----------------------
                                                             Year Ended
                                                         8/31/05     8/31/04
  Shares sold:
    Class A                                              181,145        63,547
    Class B                                               36,925        25,411
    Class C                                               42,532        32,641

  Shares issued from reorganization:
    Class A                                                   --            --
    Class B                                                   --            --
    Class C                                                   --            --

  Shares issued upon reinvestment of
    dividends and distributions:
    Class A                                               35,395        37,462
    Class B                                                4,632         5,333
    Class C                                                1,966         3,978
                                                        --------      --------
                                                         302,595       168,372
                                                        --------      --------
  Shares repurchased:
    Class A                                              (87,166)     (119,945)
    Class B                                              (31,706)      (74,808)
    Class C                                             (184,316)      (91,010)
                                                        --------      --------
                                                        (303,188)     (285,763)
                                                        --------      --------
Net increase (decrease)                                     (593)     (117,391)
                                                        --------      --------

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES (CONTINUED)
For the years ended August 31, 2005 and 2004, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the prior page and the Statements of Changes in Net Assets.

                                                      Year Ended                                Year Ended
                                                        8/31/05                                   8/31/04
                                    ---------------------------------------   ----------------------------------------
                                    Class B Shares  Class A Shares    Value   Class B Shares   Class A Shares    Value
                                    --------------  --------------    -----   --------------   --------------   ------
Delaware Tax-Free New York Fund          8,994           8,977        95,273      10,006            9,994       105,620

6. FUND REORGANIZATION
Effective April 11, 2005, Delaware Tax-Free Florida Insured Fund (the "Fund") acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Florida Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Tax-Free Florida Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund.

7. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware
Investments Family of Funds (the "Participants"), participate in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the year.

8. CREDIT AND MARKET RISKS
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Delaware Tax-Free Florida Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                              Delaware Tax-Free
                                                                New York Fund
                                                              -----------------
  (A) Long Term Capital Gains Distributions (Tax Basis)               --
  (B) Ordinary Income Distributions (Tax Basis)                       --
  (C) Tax-Exempt Distributions (Tax Basis)                           100%
                                                                     ----
  Total Distributions (Tax Basis)                                    100%
                                                                     ----
(A), (B) and (C) are based on a percentage of each Fund's total distributions.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Investment Trust - Delaware Tax-Free Florida
  Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Insured Fund (one of the series constituting Voyageur Investment Trust) and Delaware Tax-Free New York Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Florida Insured Fund of Voyageur Investment Trust and the Delaware Tax-Free New York Fund of Voyageur Mutual Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 14, 2005

OTHER
  FUND INFORMATION

PROXY RESULTS
The shareholders of Voyageur Mutual Funds and Voyageur Investment Trust (each, a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                           Voyageur Mutual Funds                      Voyageur Investment Trust
                                   -----------------------------------------      ----------------------------------------
                                                           Shares Voted                                   Shares Voted
                                   Shares Voted For      Withheld Authority        Shares Voted For    Withheld Authority
                                   ----------------      ------------------        ----------------    -------------------
Thomas L. Bennett                   20,895,278.656          360,093.724             14,252,335.197         431,663.104
Jude T. Driscoll                    20,914,639.656          340,732.724             14,251,143.991         432,854.310
John A. Fry                         20,894,793.656          360,578.724             14,258,738.991         425,259.310
Anthony D. Knerr                    20,894,488.656          360,883.724             14,258,994.991         425,003.310
Lucinda S. Landreth                 20,879,031.656          376,340.724             14,254,091.179         429,907.104
Ann R. Leven                        20,857,874.656          397,497.724             14,252,611.991         431,386.310
Thomas F. Madison                   20,905,985,656          349,386.724             14,259,138.991         424,859.310
Janet L. Yeomans                    20,859,670.656          395,701.724             14,251,014.197         432,984.104
J. Richard Zecher                   20,914,639.656          340,732.724             14,248,580.991         432,417.310

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                            For           Against      Abstain
                                            ----          -------      --------
Delaware Tax-Free New York Fund          721,134.132    202,687.732   72,078.389

OTHER
   FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE NAME OF FUND INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE TAX-FREE NEW YORK FUND - The Performance Universe for this Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the third quartile. The Board was satisfied with such performance.

OTHER
  FUND INFORMATION (CONTINUED)

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE TAX-FREE NEW YORK FUND - The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF                OTHER
                                                                          PRINCIPAL           PORTFOLIOS IN FUND      DIRECTORSHIPS
        NAME,                    POSITION(S)                             OCCUPATION(S)        COMPLEX OVERSEEN          HELD BY
      ADDRESS                    HELD WITH      LENGTH OF TIME             DURING                BY TRUSTEE              TRUSTEE
   AND BIRTHDATE                   FUND(S)          SERVED               PAST 5 YEARS            OR OFFICER             OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)            Chairman,          5 Years -             Since August 2000,           92                   None
 2005 Market Street             President,      Executive Officer    Mr. Driscoll has served in
 Philadelphia, PA            Chief Executive                         various executive capacities
    19103                      Officer and         1 Year -            at different times at
                                  Trustee          Trustee             Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                        (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT                Trustee           Since                  Private Investor -        92                   None
 2005 Market Street                             March 23, 2005           (March 2004 - Present)
 Philadelphia, PA
     19103                                                                 Investment Manager -
                                                                            Morgan Stanley & Co.
   October 4, 1947                                                      (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
   JOHN A. FRY                    Trustee          4 Years                      President -          92               Director -
 2005 Market Street                                                  Franklin & Marshall College                   Community Health
 Philadelphia, PA                                                         (June 2002 - Present)                         Systems
     19103
                                                                     Executive Vice President -
   May 28, 1960                                                        University of Pennsylvania
                                                                         (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR                 Trustee          12 Years            Founder/Managing Director -   92                   None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                        (Strategic Consulting)
     19103                                                                 (1990 - Present)

   December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH               Trustee           Since               Chief Investment Officer -   92                   None
 2005 Market Street                            March 23, 2005                 Assurant, Inc.
 Philadelphia, PA                                                              (Insurance)
     19103                                                                    (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
    ANN R. LEVEN                  Trustee          16 Years         Treasurer/Chief Fiscal Officer - 92              Director and
 2005 Market Street                                                     National Gallery of Art                     Audit Committee
 Philadelphia, PA                                                             (1994 - 1999)                      Chairperson - Andy
     19103                                                                                                        Warhol Foundation

   November 1, 1940                                                                                              Director and Audit
                                                                                                                 Committee Member -
                                                                                                                   Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF                OTHER
                                                                          PRINCIPAL           PORTFOLIOS IN FUND      DIRECTORSHIPS
        NAME,                    POSITION(S)                             OCCUPATION(S)        COMPLEX OVERSEEN          HELD BY
      ADDRESS                    HELD WITH      LENGTH OF TIME             DURING                BY TRUSTEE              TRUSTEE
   AND BIRTHDATE                   FUND(S)          SERVED               PAST 5 YEARS            OR OFFICER             OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   THOMAS F. MADISON              Trustee          11 Years              President/Chief              92                Director -
   2005 Market Street                                                  Executive Officer -                            Banner Health
   Philadelphia, PA                                                    MLM Partners, Inc.
       19103                                                      (Small Business Investing                       Director and Audit
                                                                         and Consulting)                          Committee Member -
   February 25, 1936                                               (January 1993 - Present)                       CenterPoint Energy

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                  Digital River Inc.

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                       Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   JANET L. YEOMANS               Trustee           6 Years            Vice President/Mergers &       92                  None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                         Ms. Yeomans has held
    July 31, 1948                                                     various management positions
                                                                      at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
   J. RICHARD ZECHER              Trustee            Since                      Founder -             92          Director and Audit
   2005 Market Street                           March 23, 2005           Investor Analytics                       Committee Member -
   Philadelphia, PA                                                        (Risk Management)                      Investor Analytics
       19103                                                             (May 1999 - Present)
                                                                                                                  Director and Audit
   July 3, 1940                                                                                                   Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   MICHAEL P. BISHOF              Senior         Chief Financial       Mr. Bishof has served in       92                None(3)
   2005 Market Street         Vice President     Officer since       various executive capacities
   Philadelphia, PA                and          February 17, 2005        at different times at
       19103                 Chief Financial                             Delaware Investments.
                                 Officer
   August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  Richelle S. Maestro    Executive Vice President,   2 Years            Ms. Maestro has served in     92                None(3)
  2005 Market Street       Chief Legal Officer                        various executive capacities
  Philadelphia, PA           and Secretary                                at different times at
      19103                                                                Delaware Investments.

  November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
   John J. O'Connor       Senior Vice President     Treasurer         Mr. O'Connor has served in      92                None(3)
  2005 Market Street          and Treasurer           since          various executive capacities
  Philadelphia, PA                              February 17, 2005        at different times at
      19103                                                             Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                       CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                         INVESTMENT MANAGER
Chairman                                   Senior Vice President and                 Delaware Management Company,
Delaware Investments Family of Funds       Chief Financial Officer                   a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds      Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                    NATIONAL DISTRIBUTOR
Private Investor                           RICHELLE S. MAESTRO                       Delaware Distributors, L.P.
Rosemont, PA                               Executive Vice President,                 Philadelphia, PA
                                           Chief Legal Officer and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds      SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                          DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                          Delaware Service Company, Inc.
Lancaster, PA                              JOHN J. O'CONNOR                          2005 Market Street
                                           Senior Vice President and Treasurer       Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           Delaware Investments Family of Funds
Managing Director                          Philadelphia, PA                          For Shareholders
Anthony Knerr & Associates                                                           800 523-1918
New York, NY
                                                                                     FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                                  INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                      800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                     WEB SITE
                                                                                     www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                Delaware Investments is the marketing name for
National Gallery of Art                                                              Delaware Management Holdings, Inc. and
Washington, DC                                                                       its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN                            -----------------------------------------------------------------------------------------

JANET L. YEOMANS                           Each Fund files its complete schedule of portfolio holdings with the Securities and
Vice President/Mergers & Acquisitions      Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.
3M Corporation                             Each Fund's Forms N-Q, as well as a description of the policies and procedures that each
St. Paul, MN                               Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's
J. RICHARD ZECHER                          Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at
Founder                                    http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's
Investor Analytics                         Public Reference Room in Washington, DC; information on the operation of the Public
Scottsdale, AZ                             Reference Room may be obtained by calling 1-800-SEC-0330.

                                           Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com;
                                           and (ii) on the Commission's Web site at http://www.sec.gov.

                                           -----------------------------------------------------------------------------------------
(9751)                                                                                                            Printed in the USA
AR-FLNY [8/05] IVES 10/05                                                                                       MF-05-09-024 PO10438

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett(1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $61,200 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $78,080 for the fiscal year ended August 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $37,575 for the registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

----------

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/ Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $11,700 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $10,500 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $215,935 and $223,315 for the registrant's fiscal years ended August 31, 2005 and August 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


VOYAGEUR MUTUAL FUNDS


         Jude T. Driscoll
----------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
----------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005


         Michael P. Bishof
----------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    November 2, 2005